UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5867

Oppenheimer Multi-State Municipal Trust

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2014

Item 1.	Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER ROCHESTER®

NEW JERSEY MUNICIPAL FUND

ANNUAL REPORT 7.31.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
1-Year	6.40%	1.35%	7.27%

5-Year	8.34	7.29	5.50

10-Year	4.59	4.08	4.85

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

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Fund Performance Discussion

With a tax-free distribution yield of 5.36% (without sales charge) as of July 31, 2014, the Class A shares of Oppenheimer Rochester New Jersey Municipal Fund trailed only one category peer – this Fund’s Y shares – in Lipper’s New Jersey Municipal Debt Funds category. By way of comparison, a taxable investment would have had to earn 9.09% to provide as much income as the Fund’s Class A shares. Tax-free income generated by this Fund’s holdings contributed more than 80% of the Fund’s total return this reporting period.

MARKET OVERVIEW

Amid sluggish economic growth at the beginning of this reporting period, the muni market rallied. The Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market, rose 7.27% in the twelve months ended July 31, 2014.

In November 2013, as he approached the end of his 8-year tenure, Fed Chairman Ben S. Bernanke spoke frankly about his regular press conferences, saying that “transparency in monetary policy enhances public understanding and confidence.” Mr. Bernanke’s announcement in June 2013 – that the Fed was “prepared to increase or

The average distribution yield in Lipper’s New Jersey Municipal Debt Funds category was 3.59% at the end of this reporting period. At 5.36%, the distribution yield for this Fund’s Class A shares was 177 basis points higher than the category average.

reduce the pace of its purchases – had caused a sharp market sell-off at the end of the last reporting period, and many bond funds saw considerable outflows during the remainder of calendar year 2013. As a result, yields rose, effectively turning the investor’s fears into a reality. Investors who were able to ride out the price volatility and focus on the long term were able to buy bonds with higher yields. Another sell-off occurred in mid-March 2014

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.36%

Dividend Yield with sales charge	5.11

Standardized Yield	4.68

Taxable Equivalent Yield	9.09

Last distribution (7/22/14)	$0.043

Total distributions (8/1/13 to 7/31/14)	$0.516

Endnotes for this discussion begin on page 16 of this report

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after Janet Yellen, who was confirmed as chairman of the Federal Reserve on January 6, 2014, held her first press conference. There, she announced that the Fed’s decisions about the Fed Funds rate would begin to “take into account a wide range of information, including measures of labor market conditions, indicators of inflation pressures and inflation expectations, and readings on financial developments.” The Fed Funds rate has been set between zero and 0.25% since December 2008, and the Fed’s policy – that the Fed Funds rate would not change until the unemployment rate had crossed the 6.5% threshold – has been in place since mid-December 2012.

The Fed’s decision to spend billions monthly on mortgage-backed securities and long-term Treasuries has long remained a source of speculation. After more than a year of $85-billion-a-month purchases, the Fed lowered its spending to $75 billion in January 2014 and then to $65 billion the following month. Near the end of April, the Fed announced that spending in May would be $45 billion with another drop scheduled for the summer. The Fed announced at the end of July that it would reduce its monthly bond purchases to $25 billion, yet gave no hint that recent signs of stronger growth had altered its resolve to hold short-term interests rates near zero into 2015.

Ms. Yellen has affirmed the Fed’s plan to end its stimulus purchases in the fall of 2014. The

Fed also said it would reinvest the proceeds from its maturing securities in an effort to maintain current holdings levels. Although an end to the stimulus campaign looms, there is increasing backing among Fed officials to preserve the portfolio’s size, which it believes would help to keep borrowing costs low.

Given the current Fed Funds rate, the only plausible change would be an increase. The Fed has indicated that it has “no mechanical formula or timetable” for a decision about raising the Fed Funds rate. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. Additionally, the Fund’s investment team believes that its focus on finding value in the marketplace and producing competitive levels of tax-free income is well suited for the market conditions that existed at the end of this reporting period.

AAA-rated municipal securities with maturities of 15 years or longer remained “cheap to Treasuries” this reporting period, a condition that exists when the after-tax yields on muni bonds exceed the yields on Treasury bonds with comparable maturities. This condition allows investors to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

On July 31, 2014, the average yield on 30-year, AAA-rated muni bonds was 3.44%, down 84 basis points from July 31, 2013. The

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average yield on 10-year, AAA-rated muni bonds on July 31, 2014, was 2.22%, down 66 basis points from the July 2013 date, and the average yield on 1-year, AAA-rated muni bonds was 0.15%, down 14 basis points from the July 2013 date.

At the start of this reporting period, New Jersey was on track to end fiscal year 2014 with an estimated surplus of $303 million. In early April 2014, however, the state’s Office of Legislative Services anticipated that revenues for the fiscal year would fall short of the Christie administration’s estimates by about $220 million. Before the month had ended, the revenue shortfall stood at $1.07 billion.

This reversal of fortune had a ripple effect on the Garden State this reporting period. Gov. Chris Christie, who once offered to prepay the state’s contribution to pension funds in exchange for pension reform, was sued when he sought to withhold $884 million in pension payments this reporting period, despite earlier agreements to make the payments. Because the state is constitutionally required to balance its budget and because it had limited options to do so by the time the case was heard in June, the judge ruled that New Jersey could reduce its payment. At the very end of this reporting period, a new suit was brought to challenge the governor’s plan to cut the fiscal 2015 pension payment by nearly $1.6 billion.

The state’s pension liabilities were among the concerns cited by the national rating agencies when they assessed the state’s creditworthiness in the latter half of this reporting period. In April 2014, Standard & Poor’s and Fitch Ratings both downgraded the state’s general obligation (G.O.) debt to A-plus, from AA-minus. The next month, Fitch referred to the state’s plan to cut its fiscal 2014 pension contribution as a credit negative and said that governor’s plan for payment reductions in fiscal 2015 were “particularly troubling.”

Also in May, Moody’s Investors Service lowered its rating of New Jersey G.O.s to A1, from Aa3. While acknowledging New Jersey’s diversified economy, wealthy population and proven ability to reduce expenditures, Moody’s said its downgrade reflected the state’s budgetary challenges and the rapidly growing costs related to state pensions and other post-employment benefits. S&P put the state’s G.O.’s on CreditWatch negative in June 2014, based on many of the same concerns.

Atlantic City and Newark continued to experience fiscal difficulties during this reporting period. In October 2013, a New Jersey court awarded 20 percent of the Atlantic City’s annual revenues to a local casino, Borgata Casino. Moody’s saw this as a credit negative and downgraded its rating of the city’s G.O. and city-guaranteed debt the following month.

The prospect of higher city tax rates led the city’s new mayor, Don Guardian, to seek $30

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million in transitional aid from the state to fund the city’s recovery. Late in this reporting period, Atlantic City learned that it would receive $13 million in transitional aid from the state’s Department of Community Affairs and an additional $6.7 million in essential services grant.

However, one of the city’s 12 casinos has already closed and three others may be gone before the third quarter of 2014 ends; there are media reports that two of the latter three may still find a buyer. Agreements were reached this reporting period to ensure that three of the four closing casinos pay their taxes in 2014 and 2015. The owners of the Showboat casino, however, have only agreed to pay taxes in 2014, according to The Bond

Buyer. Late in this reporting period, Moody’s lowered its rating on Atlantic City’s G.O.s to Ba1, from Baa2, while maintaining a negative outlook. After the downgrade to below-investment-grade or “junk” status, Mayor Guardian asserted that “Atlantic City’s best days are still ahead of us.”

Moody’s analysts were also critical of Newark this reporting period. In March 2014, the city was put on review for a downgrade following news that New Jersey might assume formal oversight of the city. In mid-May 2014, Newark was among the cities that saw their enhanced ratings downgraded by Moody’s to A2, from A1, based on Moody’s earlier decision to downgrade the state’s G.O. debt. The cities and towns subject to this

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downgrade all participate in the New Jersey Municipal and School Qualified Bond Act.

One week later, Moody’s lowered the rating on Newark’s $575 million of outstanding unlimited G.O. debt to Baa1, from A3, and lowered the underlying rating on $74 million of limited G.O. debt to Baa2, from Baa1.

Moody’s did have a positive stance on the governor’s decision to reauthorize the 2% cap on police and firefighter salary increases, which had expired on April 1, 2014.

In other news, the New Jersey Turnpike Authority issued $1 billion in revenue bonds in mid-May, which contributed to a rise in transportation issuance that month even as overall issuance fell.

On June 30, 2014, Gov. Christie signed into law a $32.5 billion budget for fiscal year 2015, but only after he cut pension payments to $681 million, eliminated an assortment of funding increases, and vetoed bills that would have raised tax rates on businesses and millionaires. The governor OK’d funding increases for hospitals, schools, cancer research, nursing homes and anti-domestic violence programs. According to nj.com, a website that includes articles from 12 newspapers in the state, the governor said he plans to resume larger pension payments in the future. Overall, the budget for fiscal 2015 is 1.2% smaller than the previous budget, and it anticipates a surplus of approximately $400 million.

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During this reporting period, media coverage about municipal debt issued in Puerto Rico contributed to market volatility. Details about the Fund’s Puerto Rico holdings can be found in the Fund Performance section, which follows.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester New Jersey Municipal Fund held more than 220 securities as of July 31, 2014. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was among the top 2% in Lipper’s New Jersey Municipal Debt Funds category as of July 31, 2014. At 5.36% on that date, it was 177 basis points higher than the category average, which was 3.59%. Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 9.09%, based on the Fund’s standardized yield as of July 31, 2014, and the current top federal and New Jersey income tax rates. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The Fund’s dividend trend this reporting period demonstrates the power of a yield-driven approach amid challenging market conditions. This Fund’s Class A dividend remained steady at 4.3 cents per share throughout this reporting period. In all, the Fund distributed 51.6 cents per Class A share this reporting period.

As of July 31, 2014, the Fund was invested in the hospital/healthcare sector, which totaled 18.3% of its total assets. Our holdings in this sector consist of securities across the credit spectrum. Bonds in this sector were positive contributors to the Fund’s total return this reporting period.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 10.2% of the Fund’s total assets at the end of this reporting period, and was the strongest contributor to the Fund’s performance.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories.

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Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 28.1% of the Fund’s net assets at the end of this reporting period. (Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by MSA proceeds and included in this Fund’s tobacco holdings, as discussed earlier in this report.) The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors as well. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. Nonetheless, the Fund’s holdings of bonds issued in Puerto Rico detracted from performance this reporting period amid concerns about the Commonwealth’s ongoing challenges.

Expanding on the fiscal discipline that was the hallmark of Luis Fortuño, his predecessor, first-term Governor Alejandro García Padilla has strengthened the island’s balance sheet, cut the government payrolls, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement.

More than half of the G.O. securities held by this Fund were issued in Puerto Rico. G.O. debt, which are backed by the full faith and taxing authority of state and local governments, represented 8.3% of the Fund’s total assets at the end of this reporting period. The Fund’s G.O. holdings also include bonds issued by Guam, the Northern Mariana Islands, and many municipalities throughout New Jersey. Even though G.O.s issued by Puerto Rico experienced “credit spread widening” – which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds increases – the Fund’s G.O. securities were a positive contributor to Fund performance this reporting period.

More than three quarters of the sales tax revenue bonds held by the Fund this reporting period were issued in Puerto Rico. In all, this sector represented 7.1% of the Fund’s total assets as of July 31, 2014, and included bonds issued by various New Jersey entities. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. As was the case overall for the Fund’s Puerto Rico holdings, investments in this sector detracted from the Fund’s overall performance this reporting period.

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Late in this reporting period, news about the Commonwealth’s first balanced general fund budget in more than 20 years was overtaken by Gov. Padilla’s decision to sign legislation allowing Puerto Rico’s public corporations – PREPA (the electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) – to restructure their debt. Were issuers to make use of this law – the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) – they could potentially seek to lessen debt-service payments to their creditors.

We recently filed a lawsuit in federal court in Puerto Rico, challenging the constitutional validity of the Recovery Act, which we will pursue vigorously. We are determined to protect our shareholders’ best interests and enforce the bond covenants that have been negotiated.

Our investment team will continue to monitor credit rating changes and other developments closely and will post information on our website (oppenheimerfunds.com) and on our Twitter feed (twitter.com/rochesterfunds). We also encourage investors to contact their financial advisors for the latest facts, as the situation remains quite fluid.

Puerto Rico debt continued to be the subject of a variety of critical reports. Early in this reporting period, the coverage focused on the

Commonwealth’s lingering economic difficulties, which were exacerbated by the Great Recession. Media coverage in the latter half of calendar year 2013 led to increased pricing pressure on bonds issued in Puerto Rico, though many began to rally in January 2014. Prices of Puerto Rico’s muni bonds fell again late in this reporting period amid discussions of debt restructuring.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders – and minimizing their potential losses.

Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by the valuable collateral of the projects whose

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construction they finance. Of the Fund’s total assets on July 31, 2014, 7.3% were invested in the marine/aviation facilities sector, which was a positive contributor this reporting period.

As of July 31, 2014, 7.0% of the Fund’s total assets were invested in the student loans sector, which contributed positively to Fund performance. Bonds in this sector provide a service to students, families, schools, and educators through municipal public-purpose entities with the mission of increasing postsecondary education access, affordability and success.

The Fund remained invested in the adult living facilities sector, which represented 5.7% of the Fund’s total assets as of July 31, 2014. These bonds, which finance various projects at senior living centers, tend to outperform in densely populated geographies with strong real estate values and in more rural areas with stable home prices. This sector contributed to the Fund’s performance this reporting period.

Transportation Infrastructure bonds constituted 5.7% of the Fund’s total assets as of July 31, 2014, and contributed positively to the Fund’s performance. This type of financing supports the construction of critical projects such as rail, bridges, ports, and public buildings.

The Fund continued to be invested in the highways and commuter facilities sector this reporting period, which represented 4.3% of total assets as of July 31, 2014. The bonds in this sector are used to build and maintain roadways and highway amenities. The sector enhanced Fund performance this reporting period.

As of July 31, 2014, 3.1% of the Fund’s total assets continued to be invested in the higher education sector. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. Higher education was a positive contributor to the Fund this reporting period.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period, which was characterized by rising prices among high-grade municipal securities. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions. The Fund’s inverse floaters, in aggregate, contributed positively to Fund performance this reporting period. As is its penchant, the Rochester-based investment team will continue to monitor and make adjustments to its portfolios

11         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

that it believes can provide the greatest benefit to Fund shareholders.

Several sectors in which the Fund maintained relatively smaller investments as of July 31, 2014, also contributed positively to performance. Investors benefited this reporting period from the Fund’s holdings in many sectors including: water utilities, education, special tax, airlines and parking fee revenue.

However, in other relatively small sectors, the Fund’s investments in securities issued in the Commonwealth of Puerto Rico faced credit spread widening, which took a toll on performance. Among the detracting sectors were electric utilities, which included PREPA bonds; sewer utilities, which included PRASA bonds; and government appropriations, which included bonds issued in the Commonwealth.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that all sectors held by this Fund contributed positively to the Fund’s performance this reporting period. Further, market conditions during this reporting period did not affect the Fund’s overall investment goals. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of July 31, 2014, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

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Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Hospital/Healthcare	18.3%
Tobacco Master Settlement Agreement	10.2
General Obligation	8.3
Marine/Aviation Facilities	7.3
Sales Tax Revenue	7.1
Student Loans	7.0
Adult Living Facilities	5.7
Transportation Infrastructure	5.7
Highways/Commuter Facilities	4.3
Higher Education	3.1

Portfolio holdings are subject to change. Percentages are as of July 31, 2014, and are based on total assets.

  CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	0.0%	0.1%	0.1%
AA	19.6	—	19.6
A	14.5	—	14.5
BBB	32.0	1.3	33.3
BB or lower	20.1	12.4	32.5
Total	86.2%	13.8%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2014, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 7/31/14

	Without Sales Charge	With Sales Charge
Class A	5.36%	5.11%
Class B	5.20	N/A
Class C	4.69	N/A
Class Y	5.48	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 7/31/14

Class A	4.68%
Class B	4.73
Class C	4.19
Class Y	5.05

TAXABLE EQUIVALENT YIELDS

As of 7/31/14

Class A	9.09%
Class B	9.18
Class C	8.14
Class Y	9.81

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/14

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (ONJAX)	3/1/94	6.40%	8.34%	4.59%	4.75%
Class B (ONJBX)	3/1/94	5.55	7.43	4.10	4.52
Class C (ONJCX)	8/29/95	5.60	7.51	3.79	4.10
Class Y (ONJYX)	11/29/10	6.66	N/A	N/A	5.44

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/14

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (ONJAX)	3/1/94	1.35%	7.29%	4.08%	4.50%
Class B (ONJBX)	3/1/94	0.55	7.13	4.10	4.52
Class C (ONJCX)	8/29/95	4.60	7.51	3.79	4.10
Class Y (ONJYX)	11/29/10	6.66	N/A	N/A	5.44

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COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

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Distribution yields for Class A shares are based on dividends of $0.043 for the 28-day accrual period ended July 22, 2014. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on July 22, 2014; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0418, $0.0377 and $0.0440, respectively, for the 28-day accrual period ended July 22, 2014, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 31-day period ended July 31, 2014, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s New Jersey Municipal Debt funds category is based on 49 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2014 top federal and New Jersey tax rate of 48.5%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting

17         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

18         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

19         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During 6 Months Ended July 31, 2014
Class A	$ 1,000.00	$ 1,081.00	$ 5.53
Class B	1,000.00	1,077.30	8.90
Class C	1,000.00	1,077.00	9.36
Class Y	1,000.00	1,081.60	4.81

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.49	5.37
Class B	1,000.00	1,016.27	8.64
Class C	1,000.00	1,015.82	9.09
Class Y	1,000.00	1,020.18	4.67

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2014 are as follows:

Class	Expense Ratios
Class A	1.07%
Class B	1.72
Class C	1.81
Class Y	0.93

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

20         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2014

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—109.5%
New Jersey—75.1%
$ 3,020,000	Bayonne, NJ Parking Authority (City Parking)[1]	5.000%	06/15/2027	$2,948,426

6,065,000	Bayonne, NJ Redevel. Agency[1]	7.625	04/01/2038	6,831,191

10,000	Bergen County, NJ HDC[1]	6.750	10/01/2018	10,038

30,000	Berkeley, NJ HFC (Bayville Hsg.)	5.750	08/01/2014	30,000

190,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.750	02/15/2034	190,420

60,000	Casino Reinvestment Devel. Authority of NJ1	5.250	06/01/2017	61,924

1,600,000	Casino Reinvestment Devel. Authority of NJ1	5.250	01/01/2024	1,644,064

150,000	Essex County, NJ Improvement Authority (Newark)[1]	5.125	04/01/2029	150,099

250,000	Essex County, NJ Improvement Authority (Newark)[1]	6.250	11/01/2030	280,155

20,000	Essex County, NJ Improvement Authority (Sportsplex)[1]	5.625	10/01/2023	20,043

105,000	Essex County, NJ Improvement Authority (Sportsplex)[1]	5.625	10/01/2027	105,183

265,000	Florence Township, NJ Fire District No. 1[1]	5.125	07/15/2028	270,629

1,000,000	Hudson County, NJ Improvement Authority[1]	6.000	01/01/2040	1,121,040

1,250,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.000	06/01/2038	1,346,087

2,655,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.500	06/01/2041	2,953,794

1,500,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.000	06/01/2035	1,627,560

355,000	Irvington Township, NJ GO1	5.000	07/15/2033	355,209

35,000	Irvington Township, NJ GO1	5.000	07/15/2033	35,021

120,000	Lodie, NJ Board of Education COP[1]	5.700	09/15/2021	120,271

2,535,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000	01/01/2032	1,783,575

500,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000	01/01/2020	375,835

1,100,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.125	01/01/2037	774,400

170,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000	01/01/2015	147,557

20,000	Middlesex County, NJ Improvement Authority (South Plainfield Urban Renewal)	5.500	09/01/2030	20,073

25,000	Mount Holly, NJ Municipal Utilities Authority	5.000	12/01/2016	25,099

30,000	Neptune City, NJ Hsg. Authority[1]	6.000	04/01/2019	30,067

605,000	New Brunswick, NJ Parking Authority	5.000	09/01/2029	667,720

445,000	New Brunswick, NJ Parking Authority	5.000	09/01/2027	496,104

150,000	Newark, NJ GO1	5.375	12/15/2014	152,850

50,000	Newark, NJ Hsg. Authority (Lock Street Urban Renewal Partnership)[1]	6.400	01/20/2034	50,086

315,000	Newark, NJ Hsg. Authority (Port Newark Marine Terminal Rental)[1]	5.000	01/01/2032	347,338

2,875,000	Newark, NJ Hsg. Authority (South Ward Police Facility)[1]	6.750	12/01/2038	3,360,846

2,095,000	NJ EDA	5.000	06/15/2028	2,284,681

750,000	NJ EDA	5.000	06/15/2029	812,565

50,000	NJ EDA (Bristol Glen)[1]	5.750	07/01/2029	50,013

25,000	NJ EDA (Cadbury at Cherry Hill)[1]	5.500	07/01/2028	21,419

21        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

New Jersey (Continued)

$ 530,000	NJ EDA (Cadbury at Cherry Hill)[1]	5.500%	07/01/2018	$515,542

300,000	NJ EDA (Chilton Memorial Hospital)[1]	5.500	07/01/2029	359,109

3,100,000	NJ EDA (Cranes Mill)[1]	5.100	06/01/2027	3,123,188

145,000	NJ EDA (Dept. of Human Services)[1]	6.250	07/01/2024	145,348

1,525,000	NJ EDA (Drew University)[1]	5.250	07/01/2021	1,766,789

2,339,945	NJ EDA (Empowerment Zone-Cumberland)[2]	7.750	03/01/2021	23

2,000,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000	05/01/2044	2,172,940

2,000,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000	05/01/2044	2,172,940

2,000,000	NJ EDA (Engel Burman at Woodcliff Lake)[1]	8.000	05/01/2044	2,172,940

6,000,000	NJ EDA (GMT Realty)[1]	6.875	01/01/2037	6,048,420

17,450,000	NJ EDA (Hamilton Care)[1]	6.650	11/01/2037	17,879,270

3,050,000	NJ EDA (Harrogate)[1]	5.875	12/01/2026	3,051,250

10,000	NJ EDA (Hillcrest Health Service)	7.250 [3]	01/01/2018	9,270

4,135,000	NJ EDA (Kapkowski Road Landfill)[1]	6.500	04/01/2031	4,833,029

6,655,000	NJ EDA (Keswick Pines)[1]	5.750	01/01/2024	6,526,891

1,445,000	NJ EDA (Keswick Pines)[1]	5.700	01/01/2018	1,445,853

160,000	NJ EDA (Leisure Park)[1]	5.875	12/01/2027	160,014

90,000	NJ EDA (Liberty State Park Lease Rental)	5.750	03/15/2022	90,372

25,000	NJ EDA (Liberty State Park)	5.700	03/15/2016	25,112

1,000,000	NJ EDA (Marcus L. Ward Home)[1]	5.750	11/01/2024	1,003,030

1,200,000	NJ EDA (Marcus L. Ward Home)[1]	5.800	11/01/2031	1,202,952

90,000	NJ EDA (Metromall Urban Renewal)[1]	6.500	04/01/2031	90,102

100,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000	07/01/2023	101,009

20,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000	07/01/2034	20,202

1,000,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250	07/01/2017	1,010,650

430,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250	07/01/2031	434,579

2,500,000	NJ EDA (MSU Student Hsg.)[1]	5.750	06/01/2031	2,730,225

10,000	NJ EDA (Municipal Rehabilitation)[1]	5.000	04/01/2028	10,034

5,320,000	NJ EDA (New Jersey American Water Company)[1]	5.600	11/01/2034	5,854,341

4,350,000	NJ EDA (New Jersey American Water Company)[1]	5.700	10/01/2039	4,771,993

145,000	NJ EDA (New Jersey Transit Corp.)[1]	5.750	12/15/2017	145,464

30,000	NJ EDA (New Jersey Transit Corp.)[1]	5.750	12/15/2017	30,096

800,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125	06/15/2027	827,672

1,400,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125	06/15/2037	1,428,924

650,000	NJ EDA (Paterson Charter School Science & Technology)	6.000	07/01/2032	684,651

1,900,000	NJ EDA (Paterson Charter School Science & Technology)	6.100	07/01/2044	1,992,131

1,500,000	NJ EDA (Paterson Charter School)[1]	5.000	07/01/2032	1,456,725

2,500,000	NJ EDA (Paterson Charter School)[1]	5.300	07/01/2044	2,460,075

850,000	NJ EDA (Rutgers University)[1]	5.000	06/15/2038	951,652

2,000,000	NJ EDA (School Facilities Construction)[1]	5.000	03/01/2027	2,226,240

3,690,000	NJ EDA (School Facilities Construction)[1]	5.000	03/01/2030	4,029,960

1,000,000	NJ EDA (School Facilities)[1]	5.250	09/01/2026	1,120,050

50,000	NJ EDA (St. Barnabas Medical Center)	6.750 [3]	07/01/2018	45,794

25,000	NJ EDA (St. Barnabas Medical Center)	7.153 [3]	07/01/2020	21,010

65,000	NJ EDA (St. Barnabas Medical Center)	6.833 [3]	07/01/2021	51,973

2,200,000	NJ EDA (Team Academy Charter School)[1]	6.000	10/01/2043	2,404,424

22        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

New Jersey (Continued)

$ 10,000,000	NJ EDA (The Goethals Bridge Replacement)[1]	5.375%	01/01/2043	$10,647,800

1,500,000	NJ EDA (UMM Energy Partners)	5.000	06/15/2037	1,530,435

1,250,000	NJ EDA (UMM Energy Partners)	5.125	06/15/2043	1,278,362

140,000	NJ EDA (United Methodist Homes of New Jersey)[1]	5.125	07/01/2025	140,006

255,000	NJ EDA (United Water New Jersey)[1]	5.000	11/01/2028	255,298

300,000	NJ EDA (United Water New Jersey)[1]	5.500	07/01/2039	301,104

3,500,000	NJ EDA Retirement Community (Seabrook Village)[1]	5.250	11/15/2026	3,592,260

100,000	NJ Educational Facilities Authority (Dorm Safety)	5.000	03/01/2016	100,392

200,000	NJ Educational Facilities Authority (Dorm Safety)	5.000	03/01/2015	200,824

875,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.250	07/01/2027	913,010

1,735,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000	07/01/2033	1,776,744

30,000	NJ Educational Facilities Authority (Kean University)	5.000	07/01/2021	30,116

120,000	NJ Educational Facilities Authority (Kean University)[1]	5.250	09/01/2029	129,727

40,000	NJ Educational Facilities Authority (Kean University)	5.000	07/01/2018	40,158

5,000	NJ Educational Facilities Authority (Public Library)[1]	5.000	09/01/2022	5,019

100,000	NJ Educational Facilities Authority (Public Library)	5.000	09/01/2014	100,400

1,000,000	NJ Educational Facilities Authority (Rider University)	5.000	07/01/2037	1,042,370

5,000	NJ Educational Facilities Authority (Stevens Institute of Technology)[1]	5.000	07/01/2018	5,468

15,000	NJ Educational Facilities Authority (Stevens Institute of Technology)[1]	5.000	07/01/2028	15,014

2,000,000	NJ Health Care Facilities Financing Authority (Barnabas Health)[1]	5.625	07/01/2032	2,193,340

7,085,000	NJ Health Care Facilities Financing Authority (Catholic Health East)[1]	5.000	11/15/2033	7,562,387

1,000,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)[1]	5.375	11/01/2036	799,880

750,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)[1]	5.300	11/01/2026	664,830

1,010,000	NJ Health Care Facilities Financing Authority (Holy Name Hospital)[1]	5.000	07/01/2036	1,034,240

295,000	NJ Health Care Facilities Financing Authority (Hospital Asset Transformation)[1]	5.250	10/01/2038	310,859

2,480,000	NJ Health Care Facilities Financing Authority (Hospital Asset Transformation)[1]	5.750	10/01/2031	2,813,585

1,500,000	NJ Health Care Facilities Financing Authority (Kennedy Health System)	5.000	07/01/2031	1,631,640

9,830,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)[1]	7.250	07/01/2027	9,833,932

2,030,000	NJ Health Care Facilities Financing Authority (RWJ University Hospital)[1]	5.000	07/01/2035	2,042,748

15,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp.)	6.621 [3]	07/01/2017	14,191

37,955,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp./St. Barnabas Medical Center Obligated Group)	6.250 [3]	07/01/2030	17,376,179

10,000,000	NJ Health Care Facilities Financing Authority (St. Joseph’s Hospital & Medical Center)[1]	6.625	07/01/2038	10,821,900

23        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

New Jersey (Continued)

$ 1,960,000	NJ Health Care Facilities Financing Authority (St. Luke’s Warren Hospital)	5.000%	08/15/2034	$2,096,671

6,400,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)[1]	5.250	07/01/2023	6,732,352

5,380,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)[1]	5.250	07/01/2030	5,561,736

125,000	NJ Health Care Facilities Financing Authority (Virtua Health Obligated Group)[1]	5.750	07/01/2033	137,895

3,060,000	NJ Higher Education Assistance Authority[1]	5.500	12/01/2025	3,467,990

100,000	NJ Higher Education Assistance Authority[1]	5.750	12/01/2029	111,728

28,355,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	6.125	06/01/2030	30,805,723

570,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)[1]	5.000	11/01/2036	576,139

2,930,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[4]	5.000	10/01/2037	2,976,851

4,240,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[4]	4.625	10/01/2027	4,321,493

295,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.150	10/01/2023	315,508

195,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.375	10/01/2028	203,319

55,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.500	10/01/2038	56,696

100,000	NJ South Jersey Port Corp.[1]	5.250	01/01/2030	100,130

200,000	NJ Sports & Expositions Authority	5.125	09/01/2014	200,806

25,000	NJ Sports & Expositions Authority	5.000	09/01/2017	25,089

35,000	NJ Sports & Expositions Authority	5.000	09/01/2016	35,127

45,000	NJ Sports & Expositions Authority	5.000	09/01/2019	45,153

145,000	NJ Sports & Expositions Authority	5.000	09/01/2015	145,558

17,080,000	NJ Tobacco Settlement Financing Corp.[1]	5.000	06/01/2041	12,705,983

9,100,000	NJ Tobacco Settlement Financing Corp.[1]	4.625	06/01/2026	7,896,161

200,000	NJ Transit Corp. (Federal Transportation Administration Grants)	5.250	09/15/2015	200,966

20,000	NJ Transit Corp. (Federal Transportation Administration Grants)	5.250	09/15/2014	20,097

5,000,000	NJ Transportation Trust Fund Authority[1]	5.500	06/15/2041	5,546,300

4,500,000	NJ Transportation Trust Fund Authority[1]	6.000	06/15/2035	5,394,375

15,000,000	NJ Transportation Trust Fund Authority[1]	5.875	12/15/2038	17,449,200

1,625,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2038	1,724,158

5,000,000	NJ Turnpike Authority[1]	5.000	01/01/2038	5,437,050

200,000	Passaic Valley, NJ Sewage Commissioners	5.000	12/01/2022	200,696

100,000	Passaic Valley, NJ Sewage Commissioners	5.000	12/01/2023	100,348

10,000	Passaic Valley, NJ Sewage Commissioners	5.500	12/01/2014	10,041

10,500,000	Port Authority NY/NJ, 143rd Series[4]	5.000	10/01/2030	10,865,400

14,315,000	Port Authority NY/NJ, 169th Series[4]	5.000	10/15/2041	15,450,862

6,330,000	Rutgers State University NJ4	5.000	05/01/2029	7,337,283

4,000,000	Rutgers State University NJ4	5.000	05/01/2038	4,472,640

5,380,000	Rutgers State University NJ4	5.000	05/01/2030	6,191,250

45,000	Union County, NJ Improvement Authority (Linden Airport)	5.000	03/01/2028	45,148

				359,273,780

New York—4.5%
5,100,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	5,438,181

24        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

New York (Continued)

$ 8,685,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750%	12/01/2025	$8,708,102

2,679,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2022	2,695,101

2,905,000	Port Authority NY/NJ (KIAC)[1]	6.750	10/01/2019	2,881,731

1,725,000	Port Authority NY/NJ, 141st Series[1]	5.000	09/01/2027	1,804,419

				21,527,534

U.S. Possessions—29.9%
600,000	Guam GO1	7.000	11/15/2039	663,606

10,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750	09/01/2031	11,186

125,000	Guam Power Authority, Series A	5.000	10/01/2024	143,961

125,000	Guam Power Authority, Series A	5.000	10/01/2023	145,418

250,000	Guam Power Authority, Series A	5.000	10/01/2030	277,270

180,000	Northern Mariana Islands Commonwealth, Series A1	5.000	06/01/2017	180,139

3,945,000	Northern Mariana Islands Commonwealth, Series A1	5.000	06/01/2030	3,326,937

1,040,000	Northern Mariana Islands Ports Authority, Series A1	5.500	03/15/2031	902,782

2,475,000	Northern Mariana Islands Ports Authority, Series A1	6.250	03/15/2028	2,123,872

6,025,000	Puerto Rico Aqueduct & Sewer Authority	6.000	07/01/2038	4,286,848

2,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.125	07/01/2047	1,827,120

1,355,000	Puerto Rico Aqueduct & Sewer Authority	6.000	07/01/2047	954,001

6,350,000	Puerto Rico Aqueduct & Sewer Authority	5.750	07/01/2037	4,478,655

2,500,000	Puerto Rico Aqueduct & Sewer Authority	6.125	07/01/2024	1,865,875

17,755,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500	05/15/2039	15,416,667

26,000,000	Puerto Rico Children’s Trust Fund (TASC)	6.016 [3]	05/15/2055	674,960

14,720,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625	05/15/2043	12,727,501

2,795,000	Puerto Rico Commonwealth GO	5.500	07/01/2039	2,069,809

6,085,000	Puerto Rico Commonwealth GO1	6.000	07/01/2039	4,604,154

8,350,000	Puerto Rico Commonwealth GO1	5.750	07/01/2036	6,318,111

3,000,000	Puerto Rico Commonwealth GO1	6.500	07/01/2040	2,322,570

3,205,000	Puerto Rico Commonwealth GO1	5.750	07/01/2041	2,405,449

5,000,000	Puerto Rico Commonwealth GO1	6.000	07/01/2029	3,857,550

2,150,000	Puerto Rico Commonwealth GO1	5.250	07/01/2037	1,557,030

3,000,000	Puerto Rico Electric Power Authority, Series A	7.000	07/01/2043	1,479,630

45,000	Puerto Rico Electric Power Authority, Series A	5.050	07/01/2042	21,979

1,990,000	Puerto Rico Electric Power Authority, Series A	5.000	07/01/2042	971,996

1,700,000	Puerto Rico Electric Power Authority, Series A	5.000	07/01/2029	830,059

5,000,000	Puerto Rico Electric Power Authority, Series AAA	5.250	07/01/2030	2,441,500

3,000,000	Puerto Rico Electric Power Authority, Series AAA	5.250	07/01/2028	1,464,720

550,000	Puerto Rico Electric Power Authority, Series AAA	5.250	07/01/2031	268,576

50,000	Puerto Rico Electric Power Authority, Series CCC	5.000	07/01/2021	24,399

90,000	Puerto Rico Electric Power Authority, Series CCC	5.000	07/01/2025	43,934

80,000	Puerto Rico Electric Power Authority, Series TT	5.000	07/01/2037	39,074

100,000	Puerto Rico Electric Power Authority, Series TT	5.000	07/01/2023	48,809

395,000	Puerto Rico Electric Power Authority, Series XX	5.250	07/01/2035	192,898

750,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2020	439,560

3,000,000	Puerto Rico Highway & Transportation Authority, Series L1	5.250	07/01/2038	2,552,670

5,000,000	Puerto Rico Infrastructure	7.000 [3]	07/01/2032	888,350

3,000,000	Puerto Rico Infrastructure	7.050 [3]	07/01/2042	251,490

25        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

U.S. Possessions (Continued)

$ 975,000	Puerto Rico Infrastructure	7.000%[3]	07/01/2035	$214,432

575,000	Puerto Rico Infrastructure[1]	5.000	07/01/2027	306,113

2,000,000	Puerto Rico Infrastructure	7.000 [3]	07/01/2033	331,520

4,750,000	Puerto Rico Infrastructure[1]	5.000	07/01/2037	2,528,805

2,610,000	Puerto Rico Infrastructure[1]	5.000	07/01/2041	1,389,642

400,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500	10/01/2037	239,892

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375	04/01/2042	83,299

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2027	89,811

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125	04/01/2032	86,046

930,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	03/01/2036	754,509

1,710,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625	06/01/2026	1,428,055

1,000,000	Puerto Rico ITEMECF (Polytechnic University)[1]	5.000	08/01/2032	753,630

2,000,000	Puerto Rico Municipal Finance Agency, Series A1	5.250	08/01/2020	1,997,060

1,000,000	Puerto Rico Public Buildings Authority[1]	6.000	07/01/2028	1,010,340

200,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2025	152,250

305,000	Puerto Rico Public Buildings Authority[1]	5.250	07/01/2033	210,154

1,000,000	Puerto Rico Public Buildings Authority[1]	5.625	07/01/2039	700,290

5,000,000	Puerto Rico Public Buildings Authority	5.250	07/01/2042	3,420,700

1,530,000	Puerto Rico Public Buildings Authority, Series D1	5.250	07/01/2036	1,052,380

2,500,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500	08/01/2021	2,082,450

325,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.375	08/01/2039	257,228

10,935,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500	08/01/2042	7,888,509

6,800,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500	08/01/2044	5,404,436

4,850,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500	08/01/2022	3,995,576

9,850,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.375	08/01/2039	7,064,518

5,235,000	Puerto Rico Sales Tax Financing Corp., Series B1	6.000	08/01/2026	2,413,387

14,000,000	Puerto Rico Sales Tax Financing Corp., Series C4	5.750	08/01/2057	11,491,060

2,050,000	V.I. Tobacco Settlement Financing Corp.	6.875 [3]	05/15/2035	235,484

3,100,000	V.I. Tobacco Settlement Financing Corp.	7.625 [3]	05/15/2035	287,897

1,100,000	V.I. Tobacco Settlement Financing Corp.	6.500 [3]	05/15/2035	134,068

				143,104,656

Total Investments, at Value (Cost $547,006,822)—109.5%				523,905,970

Net Other Assets (Liabilities)—(9.5)				(45,386,819)

Net Assets—100.0%				$478,519,151

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

26        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below:

COP	Certificates of Participation
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDA	Economic Devel. Authority
GO	General Obligation
HDC	Housing Devel. Corp.
HFC	Housing Finance Corp.
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
LIFERS	Long Inverse Floating Exempt Receipts
MSU	Montclair State University
NY/NJ	New York/New Jersey
ROLs	Reset Option Longs
RWJ	Robert Wood Johnson
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

27        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2014

Assets
Investments, at value (cost $547,006,822)—see accompanying statement of investments	$523,905,970

Cash	719,638

Receivables and other assets:
Interest	6,200,218
Shares of beneficial interest sold	185,947
Other	242,267

Total assets	531,254,040

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	40,975,000
Payable for borrowings (See Note 6)	9,400,000
Shares of beneficial interest redeemed	1,513,411
Dividends	522,329
Trustees’ compensation	100,758
Distribution and service plan fees	58,186
Investments purchased	55,784
Shareholder communications	6,869
Interest expense on borrowings	1,004
Other	101,548

Total liabilities	52,734,889

Net Assets	$478,519,151

Composition of Net Assets
Paid-in capital	$652,334,769

Accumulated net investment income	4,207,870

Accumulated net realized loss on investments	(154,922,636)

Net unrealized depreciation on investments	(23,100,852)

Net Assets	$478,519,151

28        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $306,172,058 and 31,659,032 shares of beneficial interest outstanding)	$9.67

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.15

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,351,145 and 655,164 shares of beneficial interest outstanding)	$9.69

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $142,153,557 and 14,683,076 shares of beneficial interest outstanding)	$9.68

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $23,842,391 and 2,463,163 shares of beneficial interest outstanding)	$9.68

See accompanying Notes to Financial Statements.

29        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2014

Investment Income
Interest	$33,638,075

Other income	380

Total investment income	33,638,455

Expenses
Management fees	2,775,879

Distribution and service plan fees:
Class A	481,640
Class B	70,452
Class C	1,356,625

Transfer and shareholder servicing agent fees:
Class A	263,348
Class B	8,781
Class C	125,785
Class Y	17,267

Shareholder communications:
Class A	47,324
Class B	3,041
Class C	26,386
Class Y	2,970

Borrowing fees	726,954

Interest expense and fees on short-term floating rate notes issued (See Note 1)	427,500

Interest expense on borrowings	18,790

Custodian fees and expenses	10,800

Trustees’ compensation	10,037

Other	184,768

Total expenses	6,558,347
Less waivers and reimbursements of expenses	(291)

Net expenses	6,558,056

Net Investment Income	27,080,399

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(36,313,172)

Net change in unrealized appreciation/depreciation on investments	36,245,859

Net Increase in Net Assets Resulting from Operations	$27,013,086

See accompanying Notes to Financial Statements.

30        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2014	Year Ended July 31, 2013

Operations
Net investment income	$27,080,399	$30,145,054

Net realized loss	(36,313,172)	(4,345,576)

Net change in unrealized appreciation/depreciation	36,245,859	(62,654,421)

Net increase (decrease) in net assets resulting from operations	27,013,086	(36,854,943)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(17,961,148)	(21,436,502)
Class B	(365,538)	(626,386)
Class C	(7,139,284)	(8,283,706)
Class Y	(1,182,464)	(1,334,509)

	(26,648,434)	(31,681,103)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(62,414,978)	(9,256,245)
Class B	(3,925,573)	(7,227,203)
Class C	(31,680,313)	6,130,301
Class Y	550,178	2,376,467

	(97,470,686)	(7,976,680)

Net Assets
Total decrease	(97,106,034)	(76,512,726)

Beginning of period	575,625,185	652,137,911

End of period (including accumulated net investment income of $4,207,870 and $7,842,522, respectively)	$478,519,151	$575,625,185

See accompanying Notes to Financial Statements.

31        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2014

Cash Flows from Operating Activities
Net increase in net assets from operations	$27,013,086

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(167,020,685)
Proceeds from disposition of investment securities	280,550,961
Short-term investment securities, net	2,203,016
Premium amortization	1,543,625
Discount accretion	(2,923,705)
Net realized loss on investments	36,313,172
Net change in unrealized appreciation/depreciation on investments	(36,245,859)
Change in assets:
Decrease in other assets	51,426
Decrease in interest receivable	286,748
Decrease in receivable for securities sold	8,242,483
Change in liabilities:
Decrease in other liabilities	(79,508)
Increase in payable for securities purchased	5,097

Net cash provided by operating activities	149,939,857

Cash Flows from Financing Activities
Proceeds from borrowings	198,100,000
Payments on borrowings	(209,100,000)
Payments on short-term floating rate notes issued	(13,715,000)
Proceeds from shares sold	67,158,249
Payments on shares redeemed	(187,773,607)
Cash distributions paid	(4,978,161)

Net cash used in financing activities	(150,308,519)

Net decrease in cash	(368,662)

Cash, beginning balance	1,088,300

Cash, ending balance	$719,638

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $21,711,085.
Cash paid for interest on borrowings—$20,052.
Cash paid for interest on short-term floating rate notes issued—$427,500.

See accompanying Notes to Financial Statements.

32        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011 [1]	Year Ended July 30, 2010 [1]

Per Share Operating Data
Net asset value, beginning of period	$9.60	$10.68	$9.75	$10.14	$8.63

Income (loss) from investment operations:
Net investment income[2]	0.52	0.50	0.54	0.64	0.64
Net realized and unrealized gain (loss)	0.07	(1.05)	1.00	(0.41)	1.45

Total from investment operations	0.59	(0.55)	1.54	0.23	2.09

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.52)	(0.53)	(0.61)	(0.62)	(0.58)

Net asset value, end of period	$9.67	$9.60	$10.68	$9.75	$10.14

Total Return, at Net Asset Value[3]	6.40%	(5.43)%	16.21%	2.46%	24.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$306,172	$368,177	$421,443	$359,697	$415,729

Average net assets (in thousands)	$326,496	$425,664	$385,776	$377,127	$409,744

Ratios to average net assets:[4]
Net investment income	5.58%	4.80%	5.31%	6.62%	6.54%
Expenses excluding interest and fees from borrowings	0.83%	0.76%	0.76%	0.77%	0.75%
Interest and fees from borrowings	0.15%	0.11%	0.08%	0.10%	0.25%
Interest and fees on short-term floating rates notes issued[5]	0.08%	0.06%	0.11%	0.19%	0.24%

Total expenses	1.06%	0.93%	0.95%	1.06%	1.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.06%	0.91%	0.93%	1.05%	1.23%

Portfolio turnover rate	30%	24%	18%	15%	17%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

33        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011 [1]	Year Ended July 30, 2010 [1]

Per Share Operating Data
Net asset value, beginning of period	$9.62	$10.70	$9.77	$10.15	$8.65

Income (loss) from investment operations:
Net investment income[2]	0.45	0.42	0.46	0.56	0.56
Net realized and unrealized gain (loss)	0.06	(1.06)	0.99	(0.40)	1.44

Total from investment operations	0.51	(0.64)	1.45	0.16	2.00

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.44)	(0.44)	(0.52)	(0.54)	(0.50)

Net asset value, end of period	$9.69	$9.62	$10.70	$9.77	$10.15

Total Return, at Net Asset Value[3]	5.55%	(6.24)%	15.20%	1.71%	23.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,351	$10,331	$18,879	$23,305	$35,276

Average net assets (in thousands)	$7,822	$15,007	$20,307	$28,889	$37,923

Ratios to average net assets:[4]
Net investment income	4.81%	3.96%	4.50%	5.78%	5.71%
Expenses excluding interest and fees from borrowings	1.63%	1.61%	1.61%	1.61%	1.59%
Interest and fees from borrowings	0.15%	0.11%	0.08%	0.10%	0.25%
Interest and fees on short-term floating rates notes issued[5]	0.08%	0.06%	0.11%	0.19%	0.24%

Total expenses	1.86%	1.78%	1.80%	1.90%	2.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.86%	1.76%	1.78%	1.89%	2.07%

Portfolio turnover rate	30%	24%	18%	15%	17%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

34        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Class C	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011 [1]	Year Ended July 30, 2010 [1]

Per Share Operating Data
Net asset value, beginning of period	$9.61	$10.69	$9.76	$10.14	$8.64

Income (loss) from investment operations:
Net investment income[2]	0.45	0.42	0.46	0.57	0.57
Net realized and unrealized gain (loss)	0.06	(1.05)	1.00	(0.41)	1.43

Total from investment operations	0.51	(0.63)	1.46	0.16	2.00

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.44)	(0.45)	(0.53)	(0.54)	(0.50)

Net asset value, end of period	$9.68	$9.61	$10.69	$9.76	$10.14

Total Return, at Net Asset Value[3]	5.60%	(6.15)%	15.32%	1.79%	23.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$142,154	$173,766	$187,934	$159,119	$183,496

Average net assets (in thousands)	$150,721	$194,185	$169,315	$166,762	$177,507

Ratios to average net assets:[4]
Net investment income	4.83%	4.04%	4.55%	5.85%	5.77%
Expenses excluding interest and fees from borrowings	1.59%	1.52%	1.52%	1.54%	1.51%
Interest and fees from borrowings	0.15%	0.11%	0.08%	0.10%	0.25%
Interest and fees on short-term floating rates notes issued[5]	0.08%	0.06%	0.11%	0.19%	0.24%

Total expenses	1.82%	1.69%	1.71%	1.83%	2.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.82%	1.67%	1.69%	1.82%	1.99%

Portfolio turnover rate	30%	24%	18%	15%	17%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

35        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$9.60	$10.69	$9.76	$9.86

Income (loss) from investment operations:
Net investment income[2]	0.54	0.52	0.55	0.41
Net realized and unrealized gain (loss)	0.07	(1.07)	1.00	(0.10)

Total from investment operations	0.61	(0.55)	1.55	0.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.53)	(0.54)	(0.62)	(0.41)

Net asset value, end of period	$9.68	$9.60	$10.69	$9.76

Total Return, at Net Asset Value[3]	6.66%	(5.40)%	16.34%	3.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,842	$23,351	$23,882	$9,232

Average net assets (in thousands)	$20,998	$25,821	$15,130	$4,339

Ratios to average net assets:[4]
Net investment income	5.71%	4.94%	5.33%	6.48%
Expenses excluding interest and fees from borrowings	0.69%	0.62%	0.63%	0.62%
Interest and fees from borrowings	0.15%	0.11%	0.08%	0.10%
Interest and fees on short-term floating rates notes issued	0.08%	0.06%	0.11%	0.19%

Total expenses[5]	0.92%	0.79%	0.82%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.77%	0.80%	0.90%

Portfolio turnover rate	30%	24%	18%	15%

1. For the period from November 29, 2010 (inception of offering) to July 29, 2011.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

36        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2014

1. Significant Accounting Policies

Oppenheimer Rochester New Jersey Municipal Fund (the “Fund”), formerly named Oppenheimer New Jersey Municipal Fund, is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and

37        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage

38        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity

39        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2014, the Fund’s maximum exposure under such agreements is estimated at $17,735,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At July 31, 2014, municipal bond holdings with a value of $63,106,839 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $40,975,000 in short-term floating rate securities issued and outstanding at that date.

At July 31, 2014, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 1,465,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) DRIVERS	7.854%	10/1/37	$1,511,851
2,120,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) DRIVERS	7.205	10/1/27	2,201,493
3,580,000	Port Authority NY/NJ ROLs[3]	15.626	10/15/41	4,715,862
2,625,000	Port Authority NY/NJ, 3205th Series	14.961	10/1/30	2,990,400
7,000,000	Puerto Rico Sales Tax Financing Corp. LIFERS[3]	9.586	8/1/57	4,491,060
1,000,000	Rutgers State University NJ LIFERS	18.209	5/1/38	1,472,640
1,345,000	Rutgers State University NJ LIFERS	18.209	5/1/30	2,156,250
1,585,000	Rutgers State University NJ LIFERS	18.181	5/1/29	2,592,283

				$22,131,839

40        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $40,975,000 or 7.71% of its total assets as of July 31, 2014.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of July 31, 2014 is as follows:

Cost	$2,113,609
Market Value	$23
Market Value as % of Net Assets	Less than 0.005%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

41        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$6,301,780	$—	$155,908,955	$22,340,872

1. As of July 31, 2014, the Fund had $155,908,955 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2016	$1,484,285
2017	18,113,753
2018	22,257,929
No expiration	114,052,988

Total	$155,908,955

2. During the fiscal year ended July 31, 2014, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended July 31, 2013, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for July 31, 2014. Net assets of the Fund were unaffected by the reclassifications.

42        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$4,066,617	$4,066,617

The tax character of distributions paid during the years ended July 31, 2014 and July 31, 2013 was as follows:

	Year Ended	Year Ended
	July 31, 2014	July 31, 2013

Distributions paid from:
Exempt-interest dividends	$26,574,786	$30,875,289
Ordinary income	73,648	805,814

Total	$26,648,434	$31,681,103

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$503,724,109 [1]

Gross unrealized appreciation	$21,634,807
Gross unrealized depreciation	(43,975,679)

Net unrealized depreciation	$(22,340,872)

1. The Federal tax cost of securities does not include cost of $42,522,733, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$2,128
Payments Made to Retired Trustees	4,876
Accumulated Liability as of July 31, 2014	45,488

43        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

44        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

45        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

46        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

2. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New Jersey	$—	$359,273,757	$23	$359,273,780
New York	—	21,527,534	—	21,527,534
U.S. Possessions	—	143,104,656	—	143,104,656

Total Assets	$—	$523,905,947	$23	$523,905,970

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

47        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares	Amount

Class A
Sold	4,831,911	$45,374,472	7,830,817	$82,522,990
Dividends and/or distributions reinvested	1,594,449	14,986,662	1,680,537	17,512,866
Redeemed	(13,134,106)	(122,776,112)	(10,611,473)	(109,292,101)

Net decrease	(6,707,746)	$(62,414,978)	(1,100,119)	$(9,256,245)

Class B
Sold	22,237	$210,890	13,811	$145,688
Dividends and/or distributions reinvested	32,070	301,746	48,424	507,470
Redeemed	(473,491)	(4,438,209)	(752,431)	(7,880,361)

Net decrease	(419,184)	$(3,925,573)	(690,196)	$(7,227,203)

Class C
Sold	1,293,000	$12,097,191	3,532,850	$37,322,035
Dividends and/or distributions reinvested	587,480	5,528,467	595,925	6,211,982
Redeemed	(5,286,801)	(49,305,971)	(3,621,457)	(37,403,716)

Net increase (decrease)	(3,406,321)	$(31,680,313)	507,318	$6,130,301

Class Y
Sold	1,013,897	$9,661,643	1,260,897	$13,310,366
Dividends and/or distributions reinvested	94,977	894,210	102,089	1,063,100
Redeemed	(1,077,140)	(10,005,675)	(1,166,593)	(11,996,999)

Net increase	31,734	$550,178	196,393	$2,376,467

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2014 were as follows:

	Purchases	Sales

Investment securities	$167,020,685	$280,550,961

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

48        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

49        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.15% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

July 31, 2014	$72,398	$20,987	$26,671	$21,459

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the year ended July 31, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class A	$184
Class B	41
Class C	41
Class Y	25

50        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1594% as of July 31, 2014). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing

51        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Borrowings (Continued)

facility during the year ended July 31, 2014 equal 0.11% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of July 31, 2014, the Fund had borrowings outstanding at an interest rate of 0.1594%. Details of the borrowings for the year ended July 31, 2014 are as follows:

Average Daily Loan Balance	$11,716,712
Average Daily Interest Rate	0.159%
Fees Paid	$504,490
Interest Paid	$20,052

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended July 31, 2014 are included in expenses on the Fund’s Statement of Operations and equal 0.04% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or

52        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

7. Reverse Repurchase Agreements (Continued)

fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the year ended July 31, 2014.

Details of reverse repurchase agreement transactions for the year ended July 31, 2014 are as follows:

Fees Paid	$155,152

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds – including the Fund – advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties – including the Fund – in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court

53        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Pending Litigation (Continued)

entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

54        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Multi-State Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester New Jersey Municipal Fund, formerly Oppenheimer New Jersey Municipal Fund, (a separate series of Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester New Jersey Municipal Fund as of July 31, 2014, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 19, 2014

55        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

None of the dividends paid by the Fund during the fiscal year ended July 31, 2014 are eligible for the corporate dividend-received deduction. 99.72% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

56        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

57        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006- June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company

58        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

David K. Downes, Continued	(financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 52 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

59        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds,

60        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Joanne Pace, Continued	during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Joseph M. Wikler, Trustee (since 2005) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Year of Birth: 1948

Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013), President and Principal Executive Officer (since 2009) Year of Birth: 1958	Chairman of the Sub-Adviser (since July 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief

61        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

William F. Glavin, Jr., Continued

Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a brokerdealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire, Stein and Gabinet, Mss. Nasta and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999- November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2003-December 2005). Corporate Attorney for Southern Resource Group (June 1999-December 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

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Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited / Continued

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

65        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0395.001.0714 September 17, 2014

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER ROCHESTER®

PENNSYLVANIA MUNICIPAL FUND

ANNUAL REPORT 7.31.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
1-Year	4.57%	-0.40%	7.27%

5-Year	8.50	7.44	5.50

10-Year	4.51	4.01	4.85

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

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Fund Performance Discussion

With a tax-free distribution yield of 5.91% (without sales charge) as of July 31, 2014, the Class A shares of Oppenheimer Rochester Pennsylvania Municipal Fund trailed only one category peer – this Fund’s Y shares – in Lipper’s Pennsylvania Municipal Debt Funds category. By way of comparison, a taxable investment would have had to earn 11.24% to provide as much income as the Fund’s Class A shares. Tax-free income generated by this Fund’s holdings contributed 100% of the Fund’s total return this reporting period.

MARKET OVERVIEW

Amid sluggish economic growth at the beginning of this reporting period, overall the muni market rallied. The Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market, rose 7.27% in the 12 months ended July 31, 2014.

In November 2013, as he approached the end of his 8-year tenure, Fed Chairman Ben S. Bernanke spoke frankly about his regular press conferences, saying that “transparency in monetary policy enhances public understanding and confidence.” Mr. Bernanke’s announcement in June 2013 –

The average distribution yield in Lipper’s Pennsylvania Municipal Debt Funds category was 3.64% at the end of this reporting period. At 5.91%, the distribution yield for this Fund’s Class A shares was 227 basis points higher than the category average.

that the Fed was “prepared to increase or reduce the pace of its purchases – had caused a sharp market sell-off at the end of the last reporting period, and many bond funds saw considerable outflows during the remainder of calendar year 2013. As a result, yields rose, effectively turning the investor’s fears into a reality. Investors who were able to ride out the price volatility and focus on the long term

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.91%

Dividend Yield with sales charge	5.63

Standardized Yield	6.17

Taxable Equivalent Yield	11.24

Last distribution (7/22/14)	$0.051

Total distributions (8/1/13 to 7/31/14)	$0.602

Endnotes for this discussion begin on page 15 of this report

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were able to buy bonds with higher yields.

Another sell-off occurred in mid-March 2014 after Janet Yellen, who was confirmed as chairman of the Federal Reserve on January 6, 2014, held her first press conference. There, she announced that the Fed’s decisions about the Fed Funds rate would begin to “take into account a wide range of information, including measures of labor market conditions, indicators of inflation pressures and inflation expectations, and readings on financial developments.” The Fed Funds rate has been set between zero and 0.25% since December 2008, and the Fed’s policy – that the Fed Funds rate would not change until the unemployment rate had crossed the 6.5% threshold – has been in place since mid-December 2012.

The Fed’s decision to spend billions monthly on mortgage-backed securities and long-term Treasuries has long remained a source of speculation. After more than a year of $85-billion-a-month purchases, the Fed lowered its spending to $75 billion in January 2014 and then to $65 billion the following month. Near the end of April, the Fed announced that spending in May would be $45 billion with another drop scheduled for the summer. The Fed announced at the end of July that it would reduce its monthly bond purchases to $25 billion, yet gave no hint that recent signs of stronger growth had altered its resolve to hold short-term interests rates near zero into 2015.

Ms. Yellen has affirmed the Fed’s plan to end its stimulus purchases in the fall of 2014. The

Fed also said it would reinvest the proceeds from its maturing securities in an effort to maintain current holdings levels. Although an end to the stimulus campaign looms, there is increasing backing among Fed officials to preserve the portfolio’s size, which it believes would help to keep borrowing costs low.

Given the current Fed Funds rate, the only plausible change would be an increase. The Fed has indicated that it has “no mechanical formula or timetable” for a decision about raising the Fed Funds rate. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. Additionally, the Fund’s investment team believes that its focus on finding value in the marketplace and producing competitive levels of tax-free income is well suited for the market conditions that existed at the end of this reporting period.

AAA-rated municipal securities with maturities of 15 years or longer remained “cheap to Treasuries” this reporting period, a condition that exists when the after-tax yields on muni bonds exceed the yields on Treasury bonds with comparable maturities. This condition allows investors to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

On July 31, 2014, the average yield on 30-year, AAA-rated muni bonds was 3.44%, down 84 basis points from July 31, 2013. The average yield on 10-year, AAA-rated muni bonds on July 31, 2014, was 2.22%, down 66

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basis points from the July 2013 date, and the average yield on 1-year, AAA-rated muni bonds was 0.15%, down 14 basis points from the July 2013 date.

Twenty days before the end of this reporting period, Pennsylvania’s governor, Tom Corbett, signed the budget for fiscal year 2015, which began July 1. At $29.1 billion, the new budget authorized a spending increase of 2.3%, not counting the $220 million that would be applied to fiscal 2014.

The amount allocated to help pay for pensions rose nearly 50%, to $1.67 billion; the fiscal 2015 budget also included plans to transfer $225 million from various sources to help with pension obligations. Public schools once again received $5.5 billion in “basic education funding” and an additional $140 million for special education, school construction and early-childhood education programs. The governor used line-item vetoes to cut $72.5 million from the budget, taking $65 million out of the General Assembly’s spending increase.

Officials expect revenue to reach $29.5 billion, with about $900 million of that based on transfers from off-budget lottery revenue, proceeds from the tobacco Master Settlement Agreement (MSA), and revenue from oil and gas drilling on state lands.

Moody’s Investors Service downgraded Pennsylvania’s general obligation (G.O.) debt in the final weeks of this reporting period to Aa3, from Aa2, with a stable outlook The move affected $11.1 billion of outstanding

G.O. debt. Moody’s decision, according to its statement, reflected its concern with Pennsylvania’s “growing structural imbalance, exacerbated by the fiscal 2015 enacted budget that depends on non-recurring resources.” According to the rating agency’s calculations, stop-gap measures accounted for 7% of the new budget.

The governor has continued to push for the privatization of state-owned liquor stores and Pennsylvania’s lottery, which could help boost the state’s coffers, but those measures have not gained widespread support. The governor also championed a far-reaching transportation bill, which was passed and signed in November 2013; officials believe it could generate about $2.4 billion in incremental annual revenue once fully implemented.

Earlier in this reporting period, Pennsylvania came to market with $750 million in G.O. debt. Fitch Ratings issued a report in response to this offering that expressed concerns about the degree to which pension funding had weakened.

Standard & Poor’s was also critical of the Commonwealth’s “inaction on pension reform.” In April 2014, the credit rating agency said that “growing expenditure pressures … have diminished the state’s financial flexibility and could result in a downgrade.” S&P’s report was released just ahead of Pennsylvania’s sale of $834 million in G.O.s, which nonetheless attracted investors amid weak supply.

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Both Fitch and S&P maintained AA ratings of Pennsylvania, with negative outlooks, during this reporting period.

During this reporting period, Pennsylvania became the second largest U.S. casino market, according to research by Moody’s Investors Service, behind Nevada and ahead of New Jersey. It even collects more in gaming taxes than does Nevada and uses the proceeds to supplement school taxes. A bid by Penn National Gaming Inc. to build a $480 million casino in south Philadelphia, however, was scrapped in June 2014 because of market saturation and the soft economy, according to the company’s CEO. The bid had been pending since late 2012.

Meanwhile, the state considered a $2-a-pack tax on cigarettes sold in Philadelphia as a means to help the city’s school district raise sufficient funds to open its schools on time. While the measure, which the governor said had the potential to bring in $80 million, initially had broad legislative support, a House vote on the measure was cancelled on the last day of this reporting period. Instead, some legislators called on the governor to lend money to the school district; schools were opened on time in September 2013, but only after the district borrowed $50 million from Philadelphia.

In other news, Harrisburg emerged from state receivership at the start of March 2014 after 15 months. The news was announced in late February 2014, two months after the capital city sold its ill-fated incinerator for nearly $130 million and signed a four-decade agreement

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to lease its parking facilities to an investor consortium. In all, Harrisburg received $424 million as a result of these and other transactions. Importantly, the city was able to avoid bankruptcy by negotiating with creditors and unions. As is generally the case, the outcome for bondholders was ultimately good even if the headlines sounded scary.

During this reporting period, media coverage about municipal debt issued in Puerto Rico contributed to market volatility. Details about the Fund’s Puerto Rico holdings can be found in the Fund Performance section, which follows.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Pennsylvania Municipal Fund held more than 320 securities as of July 31, 2014. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was among the top 2% in Lipper’s Pennsylvania Municipal Debt Funds category as of July 31, 2014. At 5.91% on that date, it was 227 basis points higher than the category

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average, which was 3.64%. Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 11.24%, based on the Fund’s standardized yield as of July 31, 2014, and the current top federal and Pennsylvania income tax rates. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The dividend trend for this Fund shows the positive impact a yield-driven approach can have amid challenging market conditions. The Fund’s dividend, which was 4.9 cents per Class A share at the outset of the reporting period, rose to 5.0 cents with the November 2013 payout and to 5.1 cents with the March 2014 payout. In all, the Fund distributed 60.2 cents per Class A share this reporting period.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 20.0% of the Fund’s total assets. This reporting period, investments in this sector detracted from the Fund’s overall performance.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories.

Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

As of July 31, 2014, 13.2% of the Fund’s total assets continued to be invested in the higher education sector. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. Higher education was a positive contributor to the Fund this reporting period.

The Fund continued to be invested in the hospital/healthcare sector, which totaled 11.2% of its total assets. Our holdings in this sector consist of securities across the credit spectrum. Bonds in this sector were the strongest contributors to the Fund’s total return this reporting period.

The Fund’s holdings in municipal bonds issued by utilities represented 9.8% of total assets at the end of this reporting period. As of July 31, 2014, this set of holdings included electric utilities with 3.9% of total assets, water utilities with 3.5%, and sewer utilities with 2.4%. Our holdings in this sector consist of securities in the mid-range of the credit spectrum. While water utilities contributed positively during the reporting period, our investments in electric and sewer utilities included bonds issued by PREPA and PRASA,

8         OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

causing these two sectors to detract slightly from performance.

The Student Housing sector, representing 6.4% of the Fund’s total assets at the end of this reporting period, also contributed favorably to the Fund’s total return. We like that the nation’s colleges and universities have a reliable student population, giving this sector a clear sense of its revenue stream.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 33.2% of the Fund’s net assets at the end of this reporting period. (Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by MSA proceeds and included in this Fund’s tobacco holdings, as discussed earlier in this report.) The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors as well. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. Nonetheless, the Fund’s holdings of bonds issued in Puerto Rico detracted from performance this reporting period amid concerns about the Commonwealth’s ongoing challenges.

Expanding on the fiscal discipline that was the hallmark of Luis Fortuño, his predecessor, first-term Governor Alejandro García Padilla has strengthened the island’s balance sheet, cut the government payrolls, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement.

All of the sales tax revenue bonds held by the Fund this reporting period were issued in Puerto Rico, representing 5.7% of the Fund’s total assets as of July 31, 2014. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. As was the case overall for the Fund’s Puerto Rico holdings, investments in this sector detracted from the Fund’s overall performance this reporting period.

Almost three quarters of the G.O. securities held by this Fund were issued in Puerto Rico. G.O. debt, which are backed by the full faith and taxing authority of state and local governments, represented 5.1% of the Fund’s total assets at the end of this reporting period. The Fund’s G.O. holdings also include bonds issued by Guam, the Northern Mariana Islands, and many municipalities throughout Pennsylvania. During this reporting period, G.O.s issued by Puerto Rico experienced “credit spread widening” – which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds increases – and, as a result, the G.O. sector detracted from the Fund’s overall performance this reporting period.

Late in this reporting period, news about the Commonwealth’s first balanced general fund budget in more than 20 years was overtaken by Gov. Padilla’s decision to sign legislation allowing Puerto Rico’s public corporations – PREPA (the electric utility authority), PRASA

9         OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

(the aqueduct and sewer authority) and PRHTA (the highway authority) – to restructure their debt. Were issuers to make use of this law – the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) – they could potentially seek to lessen debt-service payments to their creditors.

We recently filed a lawsuit in federal court in Puerto Rico, challenging the constitutional validity of the Recovery Act, which we will pursue vigorously. We are determined to protect our shareholders’ best interests and enforce the bond covenants that have been negotiated.

Our investment team will continue to monitor credit rating changes and other developments closely and will post information on our website (oppenheimerfunds.com) and on our Twitter feed (twitter.com/rochesterfunds). We also encourage investors to contact their financial advisors for the latest facts, as the situation remains quite fluid.

Puerto Rico debt continued to be the subject of a variety of critical reports. Early in this reporting period, the coverage focused on the Commonwealth’s lingering economic difficulties, which were exacerbated by the Great Recession. Media coverage in the latter half of calendar year 2013 led to increased pricing pressure on bonds issued in Puerto Rico, though many began to rally in January 2014. Prices of Puerto Rico’s muni bonds fell again late in this reporting period amid discussions of debt restructuring.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders – and minimizing their potential losses.

Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

As of July 31, 2014, 5.2% of the Fund’s total assets were invested in the education sector, which contributed positively to Fund performance. Bonds in this sector primarily finance the infrastructure needs of a variety of the country’s charter schools around the states.

The Fund remained invested in the adult living facilities sector, which represented 4.4% of the Fund’s total assets as of July 31, 2014. These bonds, which finance various projects at senior living centers, tend to outperform in densely populated geographies with strong real estate values and in more rural areas with stable home prices. This sector contributed to the Fund’s performance this reporting period.

10         OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Tax increment financing (TIF) bonds constituted 3.3% of the Fund’s total assets on July 31, 2014. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance. Bonds in this sector were positive contributors to the Fund’s total return this reporting period.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period, which was characterized by rising prices among high-grade municipal securities. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions. The Fund’s inverse floaters, in aggregate, contributed positively to Fund performance this reporting period. As is its penchant, the Rochester-based investment team will continue to monitor and make adjustments to its portfolios that it believes can provide the greatest benefit to Fund shareholders.

Several sectors in which the Fund maintained relatively smaller investments as of July 31, 2014, also contributed positively to performance. Investors benefited this reporting period from the Fund’s holdings in many sectors including: highways/commuter facilities, non-profit organization, marine/aviation facilities, resource recovery, multifamily and single-family housing, and building products.

However, the Fund’s relatively small investment in government appropriation securities issued in the Commonwealth of Puerto Rico faced credit spread widening and took a toll on performance this reporting period.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that all sectors held by this Fund contributed positively to the Fund’s performance this reporting period. Further, market conditions during this reporting period did not affect the Fund’s overall investment goals. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

11         OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of July 31, 2014, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

12         OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco - Master Settlement Agreement	20.0%
Higher Education	13.2
Hospital/Healthcare	11.2
Student Housing	6.4
Sales Tax Revenue	5.7
Education	5.2
General Obligation	5.1
Adult Living Facilities	4.4
Electric Utilities	3.9
Water Utilities	3.5

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2014, and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	0.0%	0.1%	0.1%
AA	13.6	1.1	14.7
A	6.6	0.0	6.6
BBB	41.5	7.0	48.5
BB or lower	20.6	9.5	30.1
Total	82.3%	17.7%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2014, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

13         OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 7/31/14

	Without Sales Charge	With Sales Charge
Class A	5.91%	5.63%
Class B	5.29	N/A
Class C	5.23	N/A
Class Y	6.03	N/A

STANDARDIZED YIELDS

For the 31 Days Ended 7/31/14

Class A	6.17%
Class B	5.80
Class C	5.73
Class Y	6.62

TAXABLE EQUIVALENT YIELDS

As of 7/31/14

Class A	11.24%
Class B	10.56
Class C	10.44
Class Y	12.06

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/14

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPATX)	9/18/89	4.57%	8.50%	4.51%	5.60%
Class B (OPABX)	5/3/93	3.75	7.59	4.03	4.72
Class C (OPACX)	8/29/95	3.79	7.67	3.72	4.27
Class Y (OPAYX)	11/29/10	4.72	N/A	N/A	5.37

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/14

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPATX)	9/18/89	-0.40%	7.44%	4.01%	5.40%
Class B (OPABX)	5/3/93	-1.18	7.29	4.03	4.72
Class C (OPACX)	8/29/95	2.81	7.67	3.72	4.27
Class Y (OPAYX)	11/29/10	4.72	N/A	N/A	5.37

14         OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.051 for the 28-day accrual period ended July 22, 2014. The yield without sales charge for Class A shares is calculated by

15         OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

dividing annualized dividends by the Class A net asset value on July 22, 2014; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0456, $0.0451 and $0.0521, respectively, for the 28-day accrual period ended July 22, 2014, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended July 31, 2014, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Pennsylvania Municipal Debt funds category is based on 60 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2014 top federal and Pennsylvania tax rate of 45.1%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting

16         OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

17         OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18         OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During 6 Months Ended July 31, 2014
Class A	$ 1,000.00	$ 1,057.60	$ 5.27
Class B	1,000.00	1,053.90	9.00
Class C	1,000.00	1,053.90	9.05
Class Y	1,000.00	1,058.40	4.55

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.69	5.17
Class B	1,000.00	1,016.07	8.84
Class C	1,000.00	1,016.02	8.89
Class Y	1,000.00	1,020.38	4.47

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2014 are as follows:

Class	Expense Ratios
Class A	1.03%
Class B	1.76
Class C	1.77
Class Y	0.89

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

19         OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2014

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—109.5%
Pennsylvania—73.9%
$ 80,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)	5.125%	05/01/2025	$80,050

25,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)	5.125	05/01/2029	25,011

3,150,000	Allegheny County, PA HDA (Ohio Valley General Hospital)	5.125	04/01/2035	2,817,171

160,000	Allegheny County, PA HDA (UPMC Health System)	5.500	08/15/2034	181,864

35,000	Allegheny County, PA HDA (UPMC Health System)	5.375	08/15/2029	40,102

25,000	Allegheny County, PA HDA (UPMC/UPMC-PS/M-WHOUPMC/UPMC-P/UPMC-SM Obligated Group)	5.000	06/15/2018	25,097

1,125,000	Allegheny County, PA HEBA (Carlow University)	6.750	11/01/2031	1,276,661

1,310,000	Allegheny County, PA HEBA (Carlow University)	6.000	11/01/2021	1,451,650

1,000,000	Allegheny County, PA HEBA (Chatham University)	5.000	09/01/2035	1,031,140

15,000	Allegheny County, PA HEBA (Robert Morris University)	6.000	05/01/2028	16,892

2,000,000	Allegheny County, PA HEBA (Robert Morris University)	6.000	10/15/2038	2,127,300

2,500,000	Allegheny County, PA HEBA (Robert Morris University)	5.900	10/15/2028	2,669,425

3,650,000	Allegheny County, PA HEBA (Robert Morris University)	5.750	10/15/2040	3,900,755

2,250,000	Allegheny County, PA HEBA (Robert Morris University)	5.500	10/15/2030	2,398,230

10,000	Allegheny County, PA IDA (ARC Allegheny Foundation)	5.000	12/01/2028	9,112

1,200,000	Allegheny County, PA IDA (Propel Charter School-East)	6.375	08/15/2035	1,282,812

1,000,000	Allegheny County, PA IDA (Propel Charter School-Montour)	6.750	08/15/2035	1,088,760

1,500,000	Allegheny County, PA IDA (Propel Charter School-Sunrise)	6.000	07/15/2038	1,481,190

1,225,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)	5.100	09/01/2026	1,231,786

995,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)	5.125	09/01/2031	987,130

1,000,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)	5.000	09/01/2021	1,020,130

425,000	Allegheny County, PA IDA (School Facility Devel.)	5.900	08/15/2026	447,338

16,750,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)	5.600	07/01/2023	17,126,372

1,670,000	Allegheny County, PA Residential Finance Authority (Broadview Manor Apartments)	5.950	01/20/2043	1,729,736

35,000	Allegheny County, PA Residential Finance Authority (Cambridge Square Apartments)	4.250	01/15/2017	36,322

1,300,000	Allegheny County, PA Residential Finance Authority (Independence House Apartments)	6.100	01/20/2043	1,355,679

1,670,000	Allegheny County, PA Residential Finance Authority (Versailles Apartments)	6.160	01/20/2043	1,746,252

13,000,000	Berks County, PA Municipal Authority (Reading Hospital & Medical Center)[1]	5.500	11/01/2031	14,910,480

20        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Pennsylvania (Continued)

$ 1,750,000	Bethlehem, PA GO	6.500%	12/01/2032	$2,018,817

1,000,000	Bucks County, PA IDA (Lutheran Community Telford Center)	5.750	01/01/2027	1,015,460

2,000,000	Butler County, PA Hospital Authority (Butler Health System)	7.250	07/01/2039	2,335,000

1,760,000	Butler County, PA IDA (Greenview Gardens Apartments)	6.250	07/01/2033	1,816,813

800,000	Butler County, PA IDA (Greenview Gardens Apartments)	6.000	07/01/2023	828,624

2,865,000	Cambridge, PA Area Joint Authority	6.000	12/01/2037	3,065,006

2,000,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)	7.000	11/15/2046	2,381,220

950,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)	6.250	11/15/2041	1,071,761

30,000	Charleroi, PA Area School Authority	6.000	10/01/2017	30,144

2,000,000	Chester County, PA H&EFA (Immaculata University)	7.000	11/01/2041	2,285,180

23,915,000	Chester County, PA IDA (Aqua Pennsylvania)[1]	5.000	02/01/2041	24,625,300

1,250,000	Chester County, PA IDA (West Chester University Student Hsg.)	5.000	08/01/2045	1,281,225

1,000,000	Chester County, PA IDA (West Chester University Student Hsg.)	5.000	08/01/2035	1,035,400

1,515,000	Chester County, PA IDA (Westtown School)	5.000	01/01/2032	1,640,154

1,000,000	Clairton, PA Municipal Authority	5.000	12/01/2037	1,028,410

1,310,000	Clarion County, PA IDA (Clarion University Foundation)	5.000	07/01/2034	1,345,029

3,450,000	Cumberland County, PA Municipal Authority (Asbury Atlantic)	6.000	01/01/2040	3,601,800

2,500,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries)	6.250	01/01/2024	2,792,000

1,000,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Ministries)	5.000	01/01/2027	1,025,330

950,000	Cumberland County, PA Municipal Authority (Presbyterian Homes)	5.000	12/01/2021	966,273

6,605,000	Delaware County, PA Authority (Cabrini College)	5.500	07/01/2024	6,612,728

5,900,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)	5.000	12/15/2031	5,825,483

3,965,000	Delaware County, PA Authority (Eastern University)	5.250	10/01/2032	4,214,993

6,385,000	Delaware County, PA Authority (Eastern University)	5.000	10/01/2027	6,759,799

110,000	Delaware County, PA Authority (MAS/MCMCSPA/MHH/MHP/MHSSPA Obligated Group)	5.375	11/15/2023	110,478

1,160,000	Delaware County, PA Authority (Neumann College)	6.000	10/01/2025	1,272,288

280,000	Delaware County, PA Authority (Neumann College)	6.000	10/01/2030	303,346

1,000,000	Delaware County, PA Authority (Neumann College)	6.125	10/01/2034	1,079,260

21        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value

Pennsylvania (Continued)

$ 900,000	Delaware County, PA Authority (Neumann College)	6.250%		10/01/2038	$944,352

1,150,000	Delaware County, PA Authority (Neumann University)	5.000		10/01/2025	1,217,551

1,250,000	Delaware County, PA Authority (Neumann University)	5.250		10/01/2031	1,318,150

18,705,000	Delaware County, PA IDA (Aqua Pennsylvania)[1]	5.000		11/01/2038	19,179,490

4,200,000	Delaware County, PA IDA (Naamans Creek)	7.000		12/01/2036	4,394,838

1,250,000	East Hempfield Township, PA IDA (Millersville University Student Services)	5.000		07/01/2035	1,289,262

1,000,000	East Hempfield Township, PA IDA (Millersville University Student Services)	5.000		07/01/2030	1,049,330

3,945,000	Erie County, PA Hospital Authority (St. Vincent’s Health)	7.000		07/01/2027	4,142,763

7,840,000	Erie, PA Higher Education Building Authority (Gannon University)	5.000		05/01/2038	8,114,714

1,000,000	Erie, PA Higher Education Building Authority (Gannon University)	5.375		05/01/2030	1,066,500

2,565,000	Erie, PA Higher Education Building Authority (Gannon University)	5.500		05/01/2040	2,736,958

3,000,000	Erie, PA Higher Education Building Authority (Mercyhurst College)	5.500		03/15/2038	3,123,600

720,000	Erie-Western PA Port Authority	5.125		06/15/2016	722,412

3,795,000	Fayette County, PA Redevel. Authority (Fayette Crossing)	7.000		09/01/2019	3,989,380

115,000	Harrisburg, PA Authority	5.000		07/15/2023	115,236

550,000	Harrisburg, PA Authority	5.000		07/15/2024	551,034

6,575,000	Harrisburg, PA Authority	5.000		07/15/2021	6,591,700

10,000	Harrisburg, PA GO	9.600	[2]	09/15/2015	9,329

150,000	Harrisburg, PA GO	10.084	[2]	03/15/2015	144,330

70,000	Harrisburg, PA GO	9.727	[2]	09/15/2015	65,300

210,000	Harrisburg, PA GO	9.601	[2]	03/15/2015	202,062

50,000	Harrisburg, PA GO	9.614	[2]	09/15/2016	43,752

40,000	Harrisburg, PA GO	9.600	[2]	03/15/2016	36,120

335,000	Harrisburg, PA Water System	5.000		07/15/2023	335,687

6,570,000	Horsham, PA Industrial and Commercial Devel. Authority (Pennsylvania LTC)	6.000		12/01/2037	6,719,665

295,000	Jeanette, PA GO	5.000		04/01/2018	295,900

2,100,000	Lackawanna County, PA GO	6.000		09/15/2032	2,310,546

1,825,000	Lancaster County, PA Hospital Authority (St. Anne’s Retirement Community)	5.000		04/01/2033	1,809,579

12,810,000	Lawrence County, PA IDA (Shenango Presbyterian Center)	5.625		11/15/2037	12,303,236

3,641,000	Lehigh County, PA GPA (Kidspeace/KC/KNCONY/ KCH/KMAKNC/KNCONM/IRSch Obligated Group)	7.500		02/01/2044	3,340,399

1,807,494	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000		11/01/2018	1,265,246

22        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Pennsylvania (Continued)

$ 3,600,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000%	11/01/2023	$2,520,000

4,700,000	Lehigh Northampton, PA Airport Authority	6.000	05/15/2030	4,702,867

95,000	Luzerne County, PA Flood Protection Authority	5.000	01/15/2023	95,085

150,000	Luzerne County, PA Flood Protection Authority	5.000	01/15/2018	150,354

5,000,000	Luzerne County, PA IDA	7.750	12/15/2027	5,135,500

105,000	Luzerne County, PA IDA (Pennsylvania-American Water Company)	5.100	09/01/2034	105,421

10,000	Luzerne County, PA IDA (Pennsylvania-American Water Company)	5.100	09/01/2034	10,040

22,500,000	Luzerne County, PA IDA (Pennsylvania-American Water)[1]	5.100	09/01/2034	22,590,225

3,720,000	Lycoming County, PA Authority (Pennsylvania College of Technology)	5.000	05/01/2032	3,989,923

2,900,000	McKean County, PA Hospital Authority (Bradford Hospital)	5.250	10/01/2030	2,572,184

11,060,000	Mifflin County, PA Hospital Authority (Lewiston Hospital/Lewiston Healthcare Foundation Obligated Group)	5.125	07/01/2030	11,703,471

855,000	Millcreek, PA Richland Joint Authority	5.375	08/01/2027	888,046

1,390,000	Millcreek, PA Richland Joint Authority	5.500	08/01/2037	1,440,040

595,000	Millcreek, PA Richland Joint Authority	5.250	08/01/2022	635,073

1,000,000	Millcreek, PA Richland Joint Authority	5.500	08/01/2037	1,026,500

385,000	Montgomery County, PA HEHA (Holy Redeemer Health System)	5.250	10/01/2027	385,281

285,000	Montgomery County, PA HEHA (Holy Redeemer Health System)	5.250	10/01/2023	286,146

785,000	Montgomery County, PA HEHA (Holy Redeemer Physician & Ambulatory Services)	5.250	10/01/2023	788,344

20,915,000	Montgomery County, PA IDA[1]	5.375	08/01/2038	23,121,423

300,000	Montgomery County, PA IDA (Philadelphia Presbyterian Homes)	6.500	12/01/2025	346,725

325,000	Montgomery County, PA IDA (Wordsworth Academy)	7.750	09/01/2014	325,461

2,890,000	Montgomery County, PA IDA (Wordsworth Academy)	8.000	09/01/2024	2,889,480

2,860,000	Northampton County, PA General Purpose Authority (Moravian College)	5.000	07/01/2031	3,013,639

10,000	Northampton County, PA IDA (Citizens Utilities Company)	6.100	03/15/2019	10,051

1,275,000	Northampton County, PA IDA (Morningstar Senior Living)	5.000	07/01/2032	1,292,416

1,500,000	Northampton County, PA IDA (Morningstar Senior Living)	5.000	07/01/2027	1,552,455

14,826,610	Northampton County, PA IDA (Northampton Generating)[3,4]	5.000	12/31/2023	12,960,088

1,205,000	Northumberland County, PA IDA (NHS Youth Services)	5.500	02/15/2033	913,498

3,415,000	Northumberland County, PA IDA (NHS Youth Services)	7.750	02/15/2029	2,516,479

23        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

Pennsylvania (Continued)

$ 1,575,000	Northumberland County, PA IDA (NHS Youth Services)	7.500%	02/15/2029	$1,133,134

16,000,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2032	17,701,920

39,737,908	PA EDFA (Bionol Clearfield)[5]	8.500	07/01/2015	1,775,092

35,000	PA EDFA (Fayette Thermal)	5.500	12/01/2021	35,000

375,000	PA EDFA (Fayette Thermal)	5.250	12/01/2016	375,022

3,000,000	PA EDFA (Forum)	5.000	03/01/2029	3,275,430

3,000,000	PA EDFA (Northwestern Human Services)	5.250	06/01/2028	3,001,230

3,000,000	PA EDFA (Philadelphia Biosolids Facility)	6.250	01/01/2032	3,280,620

50,000	PA EDFA (Philadelphia Biosolids Facility)	5.000	01/01/2015	50,407

2,950,000	PA EDFA (US Airways Group)	8.000	05/01/2029	3,484,865

1,025,000	PA HEFA (Assoc. of Independent Colleges & Universities)	5.125	05/01/2032	1,045,182

100,000	PA HEFA (California University of Pennsylvania Student Assoc.)	5.000	07/01/2028	99,797

2,130,000	PA HEFA (California University of Pennsylvania Student Assoc.)	6.750	09/01/2032	2,135,836

195,000	PA HEFA (California University of Pennsylvania Student Assoc.)	6.750	09/01/2020	195,472

55,000	PA HEFA (California University of Pennsylvania Student Assoc.)	6.800	09/01/2025	55,097

1,070,000	PA HEFA (Clarion University Foundation)	5.250	07/01/2018	1,070,824

1,000,000	PA HEFA (Clarion University Foundation)	5.000	07/01/2028	1,000,180

1,245,000	PA HEFA (Delaware Valley College of Science & Agriculture)	5.000	11/01/2027	1,314,222

535,000	PA HEFA (Delaware Valley College of Science & Agriculture)	5.000	11/01/2042	546,390

220,000	PA HEFA (Delaware Valley College of Science & Agriculture)	5.750	04/15/2034	220,603

10,000	PA HEFA (Drexel University College of Medicine)	5.000	05/01/2037	10,582

9,000,000	PA HEFA (Edinboro University Foundation)	5.875	07/01/2038	9,293,670

3,000,000	PA HEFA (Edinboro University Foundation)	5.800	07/01/2030	3,161,040

8,225,000	PA HEFA (Edinboro University Foundation)	6.000	07/01/2042	8,517,810

6,285,000	PA HEFA (Edinboro University Foundation)	5.750	07/01/2028	6,530,429

3,500,000	PA HEFA (Edinboro University Foundation)	6.000	07/01/2043	3,679,410

4,000,000	PA HEFA (Elizabethtown College)	5.000	12/15/2027	4,181,000

1,300,000	PA HEFA (Gwynedd Mercy College)	5.375	05/01/2042	1,370,746

750,000	PA HEFA (Indiana University Foundation)	5.000	07/01/2041	781,050

1,490,000	PA HEFA (Marywood University)	5.125	06/01/2029	1,510,607

50,000	PA HEFA (Pennsylvania State University)	5.000	03/01/2022	50,197

250,000	PA HEFA (Philadelphia University)	5.000	06/01/2035	253,260

1,400,000	PA HEFA (Shippensburg University Student Services)	5.000	10/01/2035	1,427,692

7,000,000	PA HEFA (Shippensburg University)	6.250	10/01/2043	7,679,280

3,000,000	PA HEFA (Shippensburg University)	6.000	10/01/2031	3,262,980

1,750,000	PA HEFA (St. Francis University)	6.000	11/01/2031	1,865,028

2,250,000	PA HEFA (St. Francis University)	6.250	11/01/2041	2,413,418

100,000	PA HEFA (Student Association)	6.750	09/01/2023	100,092

24        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

Pennsylvania (Continued)

$ 4,515,000	PA HEFA (University of Pennsylvania Health System)	5.750%		08/15/2041	$5,091,340

3,050,000	PA HEFA (University of the Arts)	5.625		03/15/2025	3,052,379

60,000	PA HEFA (University of the Arts)	5.500		03/15/2020	60,097

1,685,000	PA HEFA (University of the Arts)	5.750		03/15/2030	1,685,960

1,000,000	PA HEFA (Ursinus College)	5.000		01/01/2029	1,083,280

650,000	PA HEFA (Widener University)	5.000		07/15/2026	658,509

5,000,000	PA Public School Building Authority (Harrisburg Area Community College)	5.000		10/01/2031	5,318,350

4,000,000	PA Public School Building Authority (School District of Philadelphia)	5.000		04/01/2028	4,348,320

3,500,000	PA Public School Building Authority (School District of Philadelphia)	5.000		04/01/2027	3,828,685

3,000,000	PA Public School Building Authority (School District of Philadelphia)	5.000		04/01/2029	3,240,450

4,540,000	PA Public School Building Authority (School District of Philadelphia)	5.000		04/01/2032	4,832,331

2,250,000	PA Public School Building Authority (School District of Philadelphia)	5.000		04/01/2031	2,404,080

1,120,000	PA Southcentral General Authority (Hanover Hospital)	5.000		12/01/2020	1,144,618

900,000	PA Southcentral General Authority (Hanover Hospital)	5.000		12/01/2027	908,271

2,310,000	PA Southcentral General Authority (Hanover Hospital)	5.000		12/01/2028	2,327,625

24,615,000	PA Southcentral General Authority (Wellspan Health Obligated Group)[1]	6.000		06/01/2029	28,158,310

4,000,000	PA Turnpike Commission	0.000	[6]	12/01/2034	4,195,160

5,000,000	PA Turnpike Commission	0.000	[6]	12/01/2034	5,136,450

2,000,000	PA Turnpike Commission	5.000		12/01/2032	2,197,140

5,000,000	PA Turnpike Commission	0.000	[6]	12/01/2038	5,160,750

2,000,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)	5.625		01/01/2032	2,202,680

1,835,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)	6.500		01/01/2041	2,048,319

2,500,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)	6.125		03/15/2043	2,554,325

1,150,000	Philadelphia, PA Authority for Industrial Devel. (Baptist Home of Philadelphia)[7]	5.500		11/15/2018	919,989

786,000	Philadelphia, PA Authority for Industrial Devel. (Baptist Home of Philadelphia)[7]	5.600		11/15/2028	628,792

2,000,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)	5.000		04/01/2039	1,901,960

25,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)	6.750		04/01/2023	25,167

2,355,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)	5.000		04/01/2033	2,235,602

185,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)	6.875		04/01/2034	186,188

25        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

Pennsylvania (Continued)

$ 500,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)	6.250%	04/01/2042	$520,300

450,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)	5.875	04/01/2032	461,957

1,000,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)	5.750	11/15/2030	1,038,320

500,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)	6.375	11/15/2040	533,745

2,040,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)	5.375	06/15/2030	2,132,718

4,000,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)	5.625	06/15/2042	4,143,080

1,000,000	Philadelphia, PA Authority for Industrial Devel. (Marina Bracetti Academy)	7.625	12/15/2041	1,128,410

2,115,000	Philadelphia, PA Authority for Industrial Devel. (Marina Bracetti Academy)	7.150	12/15/2036	2,329,630

1,500,000	Philadelphia, PA Authority for Industrial Devel. (New Foundation Charter School)	6.625	12/15/2041	1,611,105

1,640,000	Philadelphia, PA Authority for Industrial Devel. (Richard Allen Prep Charter School)	6.250	05/01/2033	1,652,612

1,580,000	Philadelphia, PA Authority for Industrial Devel. (Stapeley Germantown)	5.125	01/01/2021	1,472,102

285,000	Philadelphia, PA Authority for Industrial Devel. (Stapeley Germantown)	5.000	01/01/2015	284,450

3,090,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)	7.000	06/15/2043	3,328,517

2,000,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)	6.750	06/15/2033	2,132,300

2,055,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Arbor House)	6.100	07/01/2033	2,071,789

540,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (GIH/PPAM)	5.125	07/01/2016	550,984

1,810,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Miriam and Robert M. Rieder House)	6.100	07/01/2033	1,824,788

3,000,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Presbyterian Homes Germantown)	5.625	07/01/2035	3,021,060

1,700,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Robert Saligman House)	6.100	07/01/2033	1,713,889

6,260,000	Philadelphia, PA GO	6.500	08/01/2041	7,226,356

1,110,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)	7.250	01/01/2021	1,121,711

3,650,000	Philadelphia, PA H&HEFA (Temple University Health System)	5.625	07/01/2036	3,718,620

250,000	Philadelphia, PA Hsg. Authority	5.000	12/01/2021	253,400

1,000,000	Philadelphia, PA Municipal Authority	6.500	04/01/2034	1,154,380

50,000	Philadelphia, PA Parking Authority	5.125	02/15/2018	50,202

20,000	Philadelphia, PA Parking Authority, Series A	5.250	02/15/2029	20,072

10,000	Philadelphia, PA Parking Authority, Series A	5.000	02/15/2015	10,041

1,000,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A	5.625	07/01/2023	1,000,870

26        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Pennsylvania (Continued)

$ 1,500,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A	5.625%	07/01/2028	$1,500,945

5,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A	5.500	07/01/2035	5,003

120,000	Philadelphia, PA Redevel. Authority (Multifamily Hsg.)[3]	5.450	02/01/2023	121,639

25,000	Philadelphia, PA Redevel. Authority (Neighborhood Transformation)	5.000	04/15/2027	25,294

2,485,000	Philadelphia, PA Redevel. Authority (Pavilion Apartments)	6.000	10/01/2023	2,488,255

4,100,000	Philadelphia, PA Redevel. Authority (Pavilion Apartments)	6.250	10/01/2032	4,104,797

25,000	Philadelphia, PA Redevel. Authority (Philadelphia Corp. for Aging)	5.250	07/01/2031	25,014

3,385,000	Philadelphia, PA School District	6.000	09/01/2038	3,707,658

2,850,000	Pittsburgh, PA Urban Redevel. Authority (Marian Plaza)	6.130	01/20/2043	2,982,981

2,895,000	Reading, PA Hsg. Auth (Goggle Works Apts.)	5.875	06/01/2052	3,049,304

900,000	Reading, PA Hsg. Auth (Goggle Works Apts.)	5.625	06/01/2042	940,068

15,000	Schuylkill County, PA IDA (Ascension Health Credit Group)	5.000	11/01/2019	15,057

55,000	Schuylkill County, PA IDA (Ascension Health Credit Group)	5.000	11/01/2028	55,188

10,000	Schuylkill County, PA IDA (DOCNHS/BSVHS/WMHS Obligated Group)	5.000	11/01/2028	10,034

6,500,000	Scranton, PA Parking Authority	5.250	06/01/2039	5,197,660

2,000,000	South Fork, PA Municipal Authority (Conemaugh Health System)	5.500	07/01/2029	2,165,360

800,000	South Fork, PA Municipal Authority (Conemaugh Valley Memorial Hospital)	5.000	07/01/2028	800,696

540,000	South Fork, PA Municipal Authority (Good Samaritan Medical Center of Johnstown)	5.250	07/01/2026	540,529

20,000	South Fork, PA Municipal Authority (Windber Hospital/Conemaugh Valley Memorial Hospital Obligated Group)	5.000	07/01/2018	20,044

4,300,000	Susquehanna, PA Area Regional Airport Authority	6.500	01/01/2038	4,667,822

7,300,000	Washington County, PA Redevel. Authority (Victory Centre)	5.450	07/01/2035	7,415,413

550,000	Washington, PA Township Municipal Authority	5.875	12/15/2023	561,748

10,000,000	Wilkes-Barre, PA Finance Authority (Wilkes University)	5.000	03/01/2037	10,114,200

5,000,000	Wilkes-Barre, PA Finance Authority (Wilkes University)	5.000	03/01/2027	5,229,050

				639,927,312

U.S. Possessions—35.6%
2,000,000	Guam GO	7.000	11/15/2039	2,212,020

700,000	Guam Hsg. Corp. (Single Family Mtg.)	5.750	09/01/2031	782,999

235,000	Guam Power Authority, Series A	5.000	10/01/2024	270,647

185,000	Guam Power Authority, Series A	5.000	10/01/2023	215,218

27        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value

U.S. Possessions (Continued)

$ 420,000	Guam Power Authority, Series A	5.000%		10/01/2030	$465,814

38,902,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250	[2]	06/01/2057	705,293

1,500,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	5.625		06/01/2047	1,127,460

3,230,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	5.250		06/01/2032	2,730,125

465,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2017	465,358

940,000	Northern Mariana Islands Commonwealth, Series A	5.000		10/01/2022	893,902

1,460,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	1,252,870

2,260,000	Northern Mariana Islands Ports Authority, Series A	5.500		03/15/2031	1,961,816

1,075,000	Northern Mariana Islands Ports Authority, Series A	6.600		03/15/2028	1,038,428

4,500,000	Puerto Rico Aqueduct & Sewer Authority	6.125		07/01/2024	3,358,575

810,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029	566,149

1,460,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	1,029,738

1,005,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	707,580

5,000,000	Puerto Rico Aqueduct & Sewer Authority	5.125		07/01/2037	3,420,400

69,645,000	Puerto Rico Children’s Trust Fund (TASC)	5.500		05/15/2039	60,472,753

429,890,000	Puerto Rico Children’s Trust Fund (TASC)	5.626	[2]	05/15/2050	28,071,817

136,000,000	Puerto Rico Children’s Trust Fund (TASC)	6.303	[2]	05/15/2055	3,530,560

1,817,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[2]	05/15/2057	26,019,440

52,750,000	Puerto Rico Children’s Trust Fund (TASC)	5.625		05/15/2043	45,609,760

3,000,000	Puerto Rico Commonwealth GO	5.750		07/01/2041	2,251,590

5,000,000	Puerto Rico Commonwealth GO	5.500		07/01/2026	3,838,200

7,360,000	Puerto Rico Commonwealth GO	5.500		07/01/2039	5,450,374

9,000,000	Puerto Rico Commonwealth GO	5.750		07/01/2036	6,809,940

15,000	Puerto Rico Commonwealth GO	6.000		07/01/2027	15,157

2,000,000	Puerto Rico Commonwealth GO	5.000		07/01/2020	1,626,700

4,500,000	Puerto Rico Commonwealth GO	8.000		07/01/2035	4,057,785

790,000	Puerto Rico Commonwealth GO	6.000		07/01/2028	613,443

2,500,000	Puerto Rico Commonwealth GO	5.375		07/01/2033	1,860,225

3,000,000	Puerto Rico Commonwealth GO	5.125		07/01/2028	2,244,870

3,000,000	Puerto Rico Electric Power Authority, Series A	6.750		07/01/2036	1,479,690

3,325,000	Puerto Rico Electric Power Authority, Series A	5.000		07/01/2042	1,624,063

4,920,000	Puerto Rico Electric Power Authority, Series A	5.000		07/01/2029	2,402,288

1,760,000	Puerto Rico Electric Power Authority, Series AAA	5.250		07/01/2030	859,408

5,540,000	Puerto Rico Electric Power Authority, Series AAA	5.250		07/01/2027	2,704,794

1,510,000	Puerto Rico Electric Power Authority, Series AAA	5.250		07/01/2025	737,122

1,435,000	Puerto Rico Electric Power Authority, Series AAA	5.250		07/01/2024	700,452

3,505,000	Puerto Rico Electric Power Authority, Series AAA	5.250		07/01/2031	1,711,562

3,000,000	Puerto Rico Electric Power Authority, Series CCC	5.250		07/01/2027	1,464,690

6,000,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2025	5,671,140

1,450,000	Puerto Rico Electric Power Authority, Series TT	5.000		07/01/2032	708,107

1,670,000	Puerto Rico Electric Power Authority, Series WW	5.000		07/01/2028	815,428

2,445,000	Puerto Rico Electric Power Authority, Series XX	5.250		07/01/2040	1,194,162

725,000	Puerto Rico Electric Power Authority, Series ZZ	5.000		07/01/2022	353,829

1,000,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	611,550

28        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

U.S. Possessions (Continued)

$ 10,000	Puerto Rico Highway & Transportation Authority, Series A	5.000%		07/01/2038	$4,571

325,000	Puerto Rico Highway & Transportation Authority, Series H	5.000		07/01/2028	148,564

700,000	Puerto Rico Highway & Transportation Authority, Series N	5.250		07/01/2039	409,717

270,000	Puerto Rico Infrastructure	5.000		07/01/2041	143,756

1,750,000	Puerto Rico Infrastructure	6.400	[2]	07/01/2043	231,892

1,400,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	839,622

185,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	154,103

200,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	179,622

1,250,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		03/01/2036	1,014,125

125,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	107,558

440,000	Puerto Rico ITEMECF (IEP/HESL/HECR Obligated Group)	5.750		06/01/2019	184,796

1,500,000	Puerto Rico Public Buildings Authority	6.500		07/01/2030	1,119,750

1,265,000	Puerto Rico Public Buildings Authority	6.000		07/01/2019	1,007,535

3,000,000	Puerto Rico Public Buildings Authority	5.750	[8]	07/01/2034	2,610,210

1,000,000	Puerto Rico Public Buildings Authority	6.750		07/01/2036	768,390

115,000	Puerto Rico Public Buildings Authority	6.250		07/01/2023	88,119

2,070,000	Puerto Rico Public Buildings Authority	6.000		07/01/2041	1,455,313

1,015,000	Puerto Rico Public Buildings Authority, Series D	5.250		07/01/2036	698,147

5,725,000	Puerto Rico Public Finance Corp., Series B	5.500		08/01/2031	2,638,939

7,385,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2037	5,494,145

30,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.280	[2]	08/01/2034	4,842,300

950,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2042	685,330

3,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375		08/01/2039	2,151,630

5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750		08/01/2037	3,821,000

5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375		08/01/2039	3,957,350

3,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	2,384,310

5,500,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2039	4,210,525

18,015,000	Puerto Rico Sales Tax Financing Corp., Series C	5.714	[2]	08/01/2038	2,238,904

22,130,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750		08/01/2057	18,164,083

2,170,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2042	1,647,638

2,195,000	V.I. Tobacco Settlement Financing Corp.	6.500	[2]	05/15/2035	267,527

4,150,000	V.I. Tobacco Settlement Financing Corp.	6.875	[2]	05/15/2035	476,711

7,000,000	V.I. Tobacco Settlement Financing Corp.	7.625	[2]	05/15/2035	650,090

17,450,000	V.I. Tobacco Settlement Financing Corp.	6.250	[2]	05/15/2035	2,301,830

30,000	V.I. Tobacco Settlement Financing Corp. (TASC)	5.000		05/15/2021	29,453

2,235,000	V.I. Tobacco Settlement Financing Corp. (TASC)	5.000		05/15/2031	2,108,655

435,000	V.I. Water & Power Authority, Series A	5.000		07/01/2031	394,932

					308,346,433

Total Investments, at Value (Cost $1,067,168,385)—109.5%					948,273,745

Net Other Assets (Liabilities)—(9.5)					(81,984,373)

Net Assets—100.0%					$866,289,372

29        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

1. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

2. Zero coupon bond reflects effective yield on the date of purchase.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after July 31, 2014. See Note 1 of the accompanying Notes.

4. Interest or dividend is paid-in-kind, when applicable.

5. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

8. Represents the current interest rate for a variable or increasing rate security.

To simplify the listings of securities, abbreviations are used per the table below:

ARC	Assoc. of Retarded Citizens
BSVHS	Baptist/St. Vincent’s Health System
CCMC	Crozer-Chester Medical Center
CKHS	Crozer-Keystone Health System
DCMH	Delaware County Memorial Hospital
DOCNHS	Daughters of Charity National Health Systems
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDFA	Economic Devel. Finance Authority
GIH	Germantown Interfaith Housing
GO	General Obligation
GPA	General Purpose Authority
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDA	Hospital Devel. Authority
HEBA	Higher Education Building Authority
HECR	Hospital Episcopal Cristo Redentor
HEFA	Higher Education Facilities Authority
HEHA	Higher Education and Health Authority
HESL	Hospital Episcopal San Lucas
IDA	Industrial Devel. Agency
IEP	Iglesia Episcopal Puertorriquena
IRSch	Iron Range School
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
KC	Kidspeace Corporation
KCH	Kidspeace Childrens Hospital
KMAKNC	Kidspeace Mesabi Academy
KNCONM	Kidspeace National Centers of North America
KNCONY	Kidspeace National Centers of New York
M-WHOUPMC	Magee-Womens Hospital of UPMC
MAS	Mercy Adult Services
MCMCSPA	Mercy Catholic Medical Center of Southeastern Pennsylvania
MHH	Mercy Haverford Foundation
MHP	Mercy Health Plan
MHSSPA	Mercy Health System of Southeastern Pennsylvania
PPAM	Philadelphia Presbytery Apartments of Morrisville
RITES	Residual Interest Tax Exempt Security
ROLs	Reset Option Longs

30        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

  Abbreviations (Continued)

RR	Residential Resources
RRDC	Residential Resources Devel. Corp.
RRSW	Residential Resources Southwest
TASC	Tobacco Settlement Asset-Backed Bonds
UPMC	University of Pittsburgh Medical Center
UPMC-P	UPMC Passavant
UPMC-PS	UPMC Presbyterian Shadyside
UPMC-SM	UPMC St. Margaret
V.I.	United States Virgin Islands
WMHS	Western Maryland Health Systems

See accompanying Notes to Financial Statements.

31        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2014

Assets
Investments, at value (cost $1,067,168,385)—see accompanying statement of investments	$948,273,745

Receivables and other assets:
Interest	12,827,178
Investments sold (including $1,705,000 sold on a when-issued or delayed delivery basis)	1,705,000
Shares of beneficial interest sold	783,663
Other	553,292

Total assets	964,142,878

Liabilities
Bank overdraft	1,084,250

Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	93,555,000
Shares of beneficial interest redeemed	1,806,786
Dividends	1,052,355
Trustees’ compensation	177,866
Distribution and service plan fees	107,377
Shareholder communications	9,297
Interest expense on borrowings	968
Other	59,607

Total liabilities	97,853,506

Net Assets	$866,289,372

Composition of Net Assets
Paid-in capital	1,106,552,287

Accumulated net investment income	11,510,289

Accumulated net realized loss on investments	(132,878,564)

Net unrealized depreciation on investments	(118,894,640)

Net Assets	$866,289,372

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $586,870,529 and 56,565,863 shares of beneficial interest outstanding)	$10.38
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.90

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $16,828,312 and 1,622,867 shares of beneficial interest outstanding)	$10.37

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $236,268,640 and 22,823,129 shares of beneficial interest outstanding)	$10.36

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $26,321,891 and 2,536,192 shares of beneficial interest outstanding)	$10.38

See accompanying Notes to Financial Statements.

32        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2014

Investment Income
Interest	$70,901,873

Other income	534

Total investment income	70,902,407

Expenses
Management fees	4,592,242

Distribution and service plan fees:
Class A	927,813
Class B	186,475
Class C	2,301,950

Transfer and shareholder servicing agent fees:
Class A	509,082
Class B	21,981
Class C	218,989
Class Y	23,842

Shareholder communications:
Class A	78,091
Class B	6,441
Class C	40,567
Class Y	4,386

Borrowing fees	1,217,313

Interest expense and fees on short-term floating rate notes issued (See Note 1)	1,166,758

Interest expense on borrowings	41,961

Trustees’ compensation	18,054

Custodian fees and expenses	11,760

Other	236,100

Total expenses	11,603,805
Less waivers and reimbursements of expenses	(757)

Net expenses	11,603,048

Net Investment Income	59,299,359

Realized and Unrealized Loss
Net realized loss on investments	(6,473,581)

Net change in unrealized appreciation/depreciation on investments	(20,998,208)

Net Increase in Net Assets Resulting from Operations	$31,827,570

See accompanying Notes to Financial Statements.

33        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2014	Year Ended July 31, 2013

Operations
Net investment income	$59,299,359	$62,246,947

Net realized loss	(6,473,581)	(17,608,878)

Net change in unrealized appreciation/depreciation	(20,998,208)	(84,396,138)

Net increase (decrease) in net assets resulting from operations	31,827,570	(39,758,069)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(36,896,556)	(43,395,905)
Class B	(1,058,123)	(1,597,803)
Class C	(13,216,533)	(15,688,071)
Class Y	(1,718,189)	(1,879,431)

	(52,889,401)	(62,561,210)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(136,470,700)	9,308,152
Class B	(9,126,545)	(12,704,631)
Class C	(61,970,892)	474,207
Class Y	(5,698,171)	7,192,417

	(213,266,308)	4,270,145

Net Assets
Total decrease	(234,328,139)	(98,049,134)

Beginning of period	1,100,617,511	1,198,666,645

End of period (including accumulated net investment income of $11,510,289 and $7,418,677, respectively)	$866,289,372	$1,100,617,511

See accompanying Notes to Financial Statements.

34        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2014

Cash Flows from Operating Activities
Net increase in net assets from operations	$31,827,570

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(63,163,335)
Proceeds from disposition of investment securities	398,832,751
Short-term investment securities, net	1,811,191
Premium amortization	1,663,914
Discount accretion	(14,469,395)
Net realized loss on investments	6,473,581
Net change in unrealized appreciation/depreciation on investments	20,998,208
Change in assets:
Increase in other assets	(234,210)
Decrease in interest receivable	2,400,264
Increase in receivable for securities sold	(1,700,000)
Change in liabilities:
Decrease in other liabilities	(250,980)

Net cash provided by operating activities	384,189,559

Cash Flows from Financing Activities
Proceeds from borrowings	251,500,000
Payments on borrowings	(313,300,000)
Payments on short-term floating rate notes issued	(58,280,000)
Proceeds from bank overdraft	1,084,250
Proceeds from shares sold	92,907,675
Payments on shares redeemed	(352,802,731)
Cash distributions paid	(8,332,503)

Net cash used in financing activities	(387,223,309)

Net decrease in cash	(3,033,750)

Cash, beginning balance	3,033,750

Cash, ending balance	$—

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $44,624,624.

Cash paid for interest on borrowings—$47,579.

Cash paid for interest on short-term floating rate notes issued—$1,166,758.

See accompanying Notes to Financial Statements.

35        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011 [1]	Year Ended July 30, 2010 [1]

Per Share Operating Data
Net asset value, beginning of period	$10.53	$11.47	$10.60	$10.96	$9.28

Income (loss) from investment operations:
Net investment income[2]	0.67	0.61	0.63	0.69	0.71
Net realized and unrealized gain (loss)	(0.22)	(0.94)	0.90	(0.39)	1.62

Total from investment operations	0.45	(0.33)	1.53	0.30	2.33

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.60)	(0.61)	(0.66)	(0.66)	(0.65)

Net asset value, end of period	$10.38	$10.53	$11.47	$10.60	$10.96

Total Return, at Net Asset Value[3]	4.57%	(3.13)%	14.84%	2.98%	25.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$586,870	$737,142	$795,924	$723,618	$817,706

Average net assets (in thousands)	$624,096	$812,430	$752,625	$760,121	$778,632

Ratios to average net assets:[4]
Net investment income	6.60%	5.32%	5.67%	6.50%	6.71%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.76%	0.69%	0.70%	0.70%	0.69%
Interest and fees from borrowings	0.14%	0.09%	0.12%	0.13%	0.27%
Interest and fees on short-term floating rate notes issued[5]	0.13%	0.11%	0.16%	0.20%	0.22%

Total expenses	1.03%	0.89%	0.98%	1.03%	1.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	0.88%	0.97%	1.03%	1.17%

Portfolio turnover rate	6%	10%	15%	16%	17%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

36        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Class B	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011 [1]	Year Ended July 30, 2010 [1]

Per Share Operating Data
Net asset value, beginning of period	$10.52	$11.47	$10.59	$10.95	$9.28

Income (loss) from investment operations:
Net investment income[2]	0.59	0.51	0.54	0.60	0.62
Net realized and unrealized gain (loss)	(0.22)	(0.95)	0.91	(0.38)	1.61

Total from investment operations	0.37	(0.44)	1.45	0.22	2.23

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.52)	(0.51)	(0.57)	(0.58)	(0.56)

Net asset value, end of period	$10.37	$10.52	$11.47	$10.59	$10.95

Total Return, at Net Asset Value[3]	3.75%	(4.03)%	14.02%	2.13%	24.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,828	$26,479	$41,662	$48,569	$68,602

Average net assets (in thousands)	$20,693	$35,453	$44,543	$57,201	$71,759

Ratios to average net assets:[4]
Net investment income	5.82%	4.47%	4.86%	5.67%	5.87%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.56%	1.53%	1.54%	1.53%	1.53%
Interest and fees from borrowings	0.14%	0.09%	0.12%	0.13%	0.27%
Interest and fees on short-term floating rate notes issued[5]	0.13%	0.11%	0.16%	0.20%	0.22%

Total expenses	1.83%	1.73%	1.82%	1.86%	2.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.83%	1.72%	1.81%	1.86%	2.01%

Portfolio turnover rate	6%	10%	15%	16%	17%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

37        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011 [1]	Year Ended July 30, 2010 [1]

Per Share Operating Data
Net asset value, beginning of period	$10.51	$11.45	$10.58	$10.94	$9.27

Income (loss) from investment operations:
Net investment income[2]	0.60	0.52	0.54	0.61	0.63
Net realized and unrealized gain (loss)	(0.22)	(0.94)	0.91	(0.39)	1.61

Total from investment operations	0.38	(0.42)	1.45	0.22	2.24

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.53)	(0.52)	(0.58)	(0.58)	(0.57)

Net asset value, end of period	$10.36	$10.51	$11.45	$10.58	$10.94

Total Return, at Net Asset Value[3]	3.79%	(3.88)%	14.01%	2.20%	24.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$236,269	$304,243	$332,380	$277,553	$307,583

Average net assets (in thousands)	$255,808	$342,161	$302,122	$287,679	$287,513

Ratios to average net assets:[4]
Net investment income	5.84%	4.55%	4.89%	5.74%	5.93%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.52%	1.46%	1.46%	1.46%	1.45%
Interest and fees from borrowings	0.14%	0.09%	0.12%	0.13%	0.27%
Interest and fees on short-term floating rate notes issued[5]	0.13%	0.11%	0.16%	0.20%	0.22%

Total expenses	1.79%	1.66%	1.74%	1.79%	1.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.79%	1.65%	1.73%	1.79%	1.93%

Portfolio turnover rate	6%	10%	15%	16%	17%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

38        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Class Y	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.53	$11.48	$10.60	$10.68

Income (loss) from investment operations:
Net investment income[2]	0.69	0.62	0.64	0.44
Net realized and unrealized gain (loss)	(0.22)	(0.94)	0.92	(0.07)

Total from investment operations	0.47	(0.32)	1.56	0.37

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.62)	(0.63)	(0.68)	(0.45)

Net asset value, end of period	$10.38	$10.53	$11.48	$10.60

Total Return, at Net Asset Value[3]	4.72%	(3.08)%	15.09%	3.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,322	$32,754	$28,701	$12,171

Average net assets (in thousands)	$28,437	$34,321	$20,110	$4,849

Ratios to average net assets:[4]
Net investment income	6.75%	5.46%	5.70%	6.23%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.62%	0.55%	0.56%	0.57%
Interest and fees from borrowings	0.14%	0.09%	0.12%	0.13%
Interest and fees on short-term floating rate notes issued[5]	0.13%	0.11%	0.16%	0.20%

Total expenses	0.89%	0.75%	0.84%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.89%	0.74%	0.83%	0.90%

Portfolio turnover rate	6%	10%	15%	16%

1. For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

39        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2014

1. Significant Accounting Policies

Oppenheimer Rochester Pennsylvania Municipal Fund (the “Fund”), formerly Oppenheimer Pennsylvania Municipal Fund, is a separate series of Oppenheimer Multi-State Municipal Trust, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and

40        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage

41        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity

42        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2014, the Fund’s maximum exposure under such agreements is estimated at $71,610,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At July 31, 2014, municipal bond holdings with a value of $150,287,148 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $93,555,000 in short-term floating rate securities issued and outstanding at that date.

At July 31, 2014, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 3,250,000	Berks County, PA Municipal Authority ROLs[3]	17.069%	11/1/31	$5,160,480
7,980,000	Chester County, PA IDA (Water Facilities Authority)[3]	13.745	2/1/41	8,690,300
6,240,000	Delaware County, PA IDA ROLs[3]	11.577	11/1/38	6,714,490
7,500,000	Luzerne County, PA IDA (Water Facility) ROLs[3]	11.826	9/1/34	7,590,225
6,970,000	Montgomery County, PA IDA RITES	15.09	8/1/38	9,176,423
8,000,000	PA Commonwealth Financing Authority DRIVERS	7.894	6/1/32	9,701,920
6,155,000	PA Southcentral General Authority (Hanover Hospital) ROLs[3]	18.803	6/1/29	9,698,310

				$56,732,148

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

43        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $93,555,000 or 9.70% of its total assets as of July 31, 2014.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of July 31, 2014, the Fund sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$ 1,705,000

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose

44        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of July 31, 2014 is as follows:

Cost	$39,737,908
Market Value	$1,775,092
Market Value as % of Net Assets	0.20%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$10,788,709	$—	$130,535,468	$121,237,739

1. As of July 31, 2014, the Fund had $130,535,468 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

45        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Expiring

2016	$1,143,881
2017	48,870,545
2018	43,078,455
No expiration	37,442,587

Total	$130,535,468

2. During the fiscal year ended July 31, 2014, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended July 31, 2013, the Fund utilized $597,139 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for July 31, 2014. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$2,318,346	$2,318,346

The tax character of distributions paid during the years ended July 31, 2014 and July 31, 2013 was as follows:

	Year Ended July 31, 2014	Year Ended July 31, 2013

Distributions paid from:
Exempt-interest dividends	$52,341,805	$62,161,651
Ordinary income	547,596	399,559

Total	$52,889,401	$62,561,210

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$975,734,591 [1]

Gross unrealized appreciation	$47,573,777
Gross unrealized depreciation	(168,811,516)

Net unrealized depreciation	$(121,237,739)

46        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

1. The Federal tax cost of securities does not include cost of $93,776,893, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$3,610
Payments Made to Retired Trustees	8,268
Accumulated Liability as of July 31, 2014	77,143

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption

47        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when

48        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

2. Securities Valuation (Continued)

the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued

49        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

50        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

2. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$—	$639,927,312	$—	$639,927,312
U.S. Possessions	—	308,346,433	—	308,346,433

Total Assets	$—	$948,273,745	$—	$948,273,745

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares	Amount

Class A
Sold	5,689,720	$58,137,092	11,175,621	$127,897,980
Dividends and/or distributions reinvested	3,029,465	30,890,536	3,162,881	35,951,731
Redeemed	(22,171,343)	(225,498,328)	(13,684,213)	(154,541,559)

Net increase (decrease)	(13,452,158)	$(136,470,700)	654,289	$9,308,152

Class B
Sold	14,809	$150,764	35,625	$405,277
Dividends and/or distributions reinvested	93,178	949,037	122,321	1,392,694
Redeemed	(1,001,669)	(10,226,346)	(1,274,117)	(14,502,602)

Net decrease	(893,682)	$(9,126,545)	(1,116,171)	$(12,704,631)

Class C
Sold	2,157,744	$21,893,192	5,081,635	$58,277,311
Dividends and/or distributions reinvested	1,112,153	11,317,055	1,141,726	12,951,754
Redeemed	(9,405,754)	(95,181,139)	(6,288,249)	(70,754,858)

Net increase (decrease)	(6,135,857)	$(61,970,892)	(64,888)	$474,207

51        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Shares of Beneficial Interest (Continued)

	Year Ended July 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares	Amount

Class Y
Sold	1,210,804	$12,372,773	1,735,537	$19,889,379
Dividends and/or distributions reinvested	143,946	1,467,996	131,789	1,496,920
Redeemed	(1,928,725)	(19,538,940)	(1,257,705)	(14,193,882)

Net increase (decrease)	(573,975)	$(5,698,171)	609,621	$7,192,417

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2014 were as follows:

	Purchases	Sales

Investment securities	$63,163,335	$398,832,751

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a

52        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.15% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

53        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

July 31, 2014	$107,883	$4,461	$71,900	$39,176

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the year ended July 31, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class A	$518
Class B	64
Class C	175

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the

54        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

6. Borrowings (Continued)

difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1594% as of July 31, 2014). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 31, 2014 equal 0.11% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of July 31, 2014, the Fund had no borrowings outstanding. Details of the borrowings for the year ended July 31, 2014 are as follows:

Average Daily Loan Balance	$25,349,863
Average Daily Interest Rate	0.160%
Fees Paid	$1,191,711
Interest Paid	$47,579

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain

55        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Reverse Repurchase Agreements (Continued)

other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended July 31, 2014 are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the year ended July 31, 2014.

Details of reverse repurchase agreement transactions for the year ended July 31, 2014 are as follows:

Fees Paid	$321,477

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds – including the Fund – advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and

56        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

8. Pending Litigation (Continued)

litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties – including the Fund – in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

57        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Multi-State Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Pennsylvania Municipal Fund, formerly Oppenheimer Pennsylvania Municipal Fund, (a separate series of Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2014, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and transfer agent and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Pennsylvania Municipal Fund as of July 31, 2014, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 16, 2014

58         OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION     Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

None of the dividends paid by the Fund during the fiscal year ended July 31, 2014 are eligible for the corporate dividend-received deduction. 98.96% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

59         OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS     Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

60         OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006- June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and

61         OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

David K. Downes, Continued	Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (online career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 52 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 52 portfolios

62        OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Mary F. Miller, Continued	in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

63         OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Joseph M. Wikler, Trustee (since 2005) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013), President and Principal Executive Officer (since 2009) Year of Birth: 1958	Chairman of the Sub-Adviser (since July 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a brokerdealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director

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William F. Glavin, Jr., Continued	(May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire, Stein and Gabinet, Mss. Nasta and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999- November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2003-December 2005). Corporate Attorney for Southern Resource Group (June 1999-December 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

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TRUSTEES AND OFFICERS Unaudited / Continued

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley

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Mary Ann Picciotto, Continued	Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

69         OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0740.001.0714 September 17, 2014

OppenheimerFunds™
THE RIGHT WAY TO INVEST

OPPENHEIMER ROCHESTER®
HIGH YIELD MUNICIPAL FUND

ANNUAL REPORT 7.31.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
1-Year	9.63%	4.42%	7.27%
5-Year	11.45	10.37	5.50
10-Year	2.55	2.05	4.85

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

2      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Fund Performance Discussion

Oppenheimer Rochester High Yield Municipal Fund once again provided competitive, yield-driven total returns this reporting period. The Class A shares produced an annual total return of 9.63% (without sales charge), more than three-quarters of which was attributable to the tax-free income generated by the Fund’s holdings. The Fund outperformed its benchmark for the 12-month period ended July 31, 2014 and, at 7.04% (without sales charge), the distribution yield of the Class A shares was the second highest in Lipper’s High Yield Municipal Debt Funds category, trailing only this Fund’s Y shares.

MARKET OVERVIEW

Amid sluggish economic growth at the beginning of this reporting period, the muni market rallied. The Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market, rose 7.27% in the 12 months ended July 31, 2014.

In November 2013, as he approached the end of his 8-year tenure, Fed Chairman Ben S. Bernanke spoke frankly about his regular press conferences, saying that “transparency in monetary policy enhances public understanding and confidence.” Mr.

The average distribution yield in Lipper’s High Yield Municipal Debt Funds category was 4.31% at the end of this reporting period. At 7.04%, the distribution yield for this Fund’s Class A shares was 273 basis points higher than the category average.

Bernanke’s announcement in June 2013 – that the Fed was “prepared to increase or reduce the pace of its purchases” – had caused a sharp market sell-off at the end of the last reporting period, and many bond funds saw considerable outflows during the remainder of calendar year 2013. As a result, yields rose, effectively turning the

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	7.04%

Dividend Yield with sales charge	6.70

Standardized Yield	6.78

Taxable Equivalent Yield	11.98

Last distribution (7/22/14)	$0.041

Total distributions (8/1/13 to 7/31/14)	$0.492

   Endnotes for this discussion begin on page 15 of this report

3      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

investor’s fears into a reality. Investors who were able to ride out the price volatility and focus on the long term were able to buy bonds with higher yields.

Another sell-off occurred in mid-March 2014 after Janet Yellen, who was confirmed as chairman of the Federal Reserve on January 6, 2014, held her first press conference. There, she announced that the Fed’s decisions about the Fed Funds rate would begin to “take into account a wide range of information, including measures of labor market conditions, indicators of inflation pressures and inflation expectations, and readings on financial developments.” The Fed Funds rate has been set between zero and 0.25% since December 2008, and the Fed’s policy – that the Fed Funds rate would not change until the unemployment rate had crossed the 6.5% threshold – has been in place since mid-December 2012.

The Fed’s decision to spend billions monthly on mortgage-backed securities and long-term Treasuries has long remained a source of speculation. After more than a year of $85-billion-a-month purchases, the Fed lowered its spending to $75 billion in January 2014 and then to $65 billion the following month. Near the end of April, the Fed announced that spending in May would be $45 billion with another drop scheduled for the summer. The Fed announced at the end of July that it would reduce its monthly bond purchases to $25 billion, yet gave no hint that recent signs of stronger growth had altered its resolve to hold short-term interests rates near zero into 2015.

Ms. Yellen has affirmed the Fed’s plan to end its stimulus purchases in the fall of 2014. The Fed also said it would reinvest the proceeds from its maturing securities in an effort to maintain current holdings levels. Although an end to the stimulus campaign looms, there is increasing backing among Fed officials to preserve the portfolio’s size, which it believes would help to keep borrowing costs low.

Given the current Fed Funds rate, the only plausible change would be an increase. The Fed has indicated that it has “no mechanical formula or timetable” for a decision about raising the Fed Funds rate. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. Additionally, the Fund’s investment team believes that its focus on finding value in the marketplace and producing competitive levels of tax-free income is well suited for the market conditions that existed at the end of this reporting period.

4      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

AAA-rated municipal securities with maturities of 15 years or longer remained “cheap to Treasuries” this reporting period, a condition that exists when the after-tax yields on muni bonds exceed the yields on Treasury bonds with comparable maturities. This condition allows investors to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

On July 31, 2014, the average yield on 30-year, AAA-rated muni bonds was 3.44%, down 84 basis points from July 31, 2013. The average yield on 10-year, AAA-rated muni bonds on July 31, 2014, was 2.22%, down 66 basis points from the July 2013 date, and the average yield on 1-year, AAA-rated muni bonds was 0.15%, down 14 basis points from the July 2013 date.

During this reporting period, media coverage about municipal debt issued in Puerto Rico and Detroit’s bankruptcy, which occurred during the previous reporting period, contributed to market volatility. Details about the Fund’s Puerto Rico holdings can be found in the Fund Performance section, which follows.

This Fund’s investments in Detroit general obligation (G.O.) bonds are insured. The insurance companies, which have said that all bondholders would receive payments on time and in full, are participants in the bankruptcy proceedings. The Fund also holds insured bonds issued by the Detroit City School District and tax increment financing securities (TIFs), which are secured by the incremental tax revenue that is created and collected once a real-estate developer makes incremental improvements to a property. This Fund also holds Detroit water and sewer bonds, which are secured by a dedicated revenue stream.

Near the end of this reporting period, pensioners voted to accept Detroit’s plan to exit bankruptcy, but other creditors saw the plan as “inferior” and potentially flawed. Negotiations with creditors – including holders of Detroit’s $5.3 billion in water and sewer bonds – were ongoing as of July 31, 2014. Any long-term implications of Detroit’s filing will depend on how the bankruptcy judge ultimately rules. The Rochester team has been monitoring the fiscal conditions in the Motor City for years and will continue to do so.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

5      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FUND PERFORMANCE

Oppenheimer Rochester High Yield Municipal Fund held more than 1,080 securities as of July 31, 2014. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was among the top 2% in Lipper’s High Yield Municipal Debt Funds category as of July 31, 2014. At 7.04% on that date, it was 273 basis points higher than the category average, which was 4.31%. Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 11.98%, based on the

Fund’s standardized yield as of July 31, 2014, and the current top federal income tax rate. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The Fund’s dividend trend this reporting period demonstrates the power of a yield-driven approach amid challenging market conditions. This Fund’s Class A dividend remained steady at 4.1 cents per share throughout this reporting period. In all, the Fund distributed 49.2 cents per Class A share this reporting period.

6      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 21.9% of the Fund’s total assets at the end of this reporting period and was the strongest contributor to Fund performance.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

The Fund remained invested this reporting period in land development (or “dirt”) bonds, which are Special Assessment and Special Tax bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Assessment and Special Tax sectors represented 10.3% and 1.5% of the Fund’s total assets, respectively.

7      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Overall, we believe that the bonds in these sectors have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. During this reporting period, the bonds in these sectors contributed favorably to the Fund’s performance, supporting our long-standing belief that carefully researched dirt bonds belong in our portfolios. We continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of these sectors.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 11.5% of the Fund’s net assets at the end of this reporting period. (Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by MSA proceeds and included in this Fund’s tobacco holdings, as discussed earlier in this report.) The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors as well. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. Nonetheless, the Fund’s holdings of bonds issued in Puerto Rico detracted from performance this reporting period amid concerns about the Commonwealth’s ongoing challenges.

Expanding on the fiscal discipline that was the hallmark of Luis Fortuño, his predecessor, first-term Governor Alejandro García Padilla has strengthened the island’s balance sheet, cut the government payrolls, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement.

More than half of the General Obligation (G.O.) securities held by this Fund were issued in Puerto Rico. G.O.s, which are backed by the full faith and taxing authority of state and local governments, represented 5.8% of the Fund’s total assets at the end of this reporting period. The Fund’s G.O. holdings also include bonds issued by the Northern Marianas and by many municipalities throughout the U.S. Even though G.O.s issued by Puerto Rico experienced “credit spread widening” – which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds increases – the Fund’s G.O. securities were a positive contributor to Fund performance this reporting period.

Almost all of the sales tax revenue bonds held by the Fund this reporting period were issued in Puerto Rico. In all, this sector represented 4.9% of the Fund’s total assets as of July 31, 2014, and included bonds issued by two

8      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

states, Missouri and Washington. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. As was the case overall for the Fund’s Puerto Rico holdings, investments in this sector detracted from the Fund’s overall performance this reporting period.

Late in this reporting period, news about the Commonwealth’s first balanced general fund budget in more than 20 years was overtaken by Gov. Padilla’s decision to sign legislation allowing Puerto Rico’s public corporations – PREPA (the electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) – to restructure their debt. Were issuers to make use of this law – the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) – they could potentially seek to lessen debt-service payments to their creditors.

We recently filed a lawsuit in federal court in Puerto Rico, challenging the constitutional validity of the Recovery Act, which we will pursue vigorously. We are determined to protect our shareholders’ best interests and enforce the bond covenants that have been negotiated.

Our investment team will continue to monitor credit rating changes and other developments closely and will post information on our website

(oppenheimerfunds.com) and on our Twitter feed (twitter.com/rochesterfunds). We also encourage investors to contact their financial advisors for the latest facts, as the situation remains quite fluid.

Puerto Rico debt continued to be the subject of a variety of critical reports. Early in this reporting period, the coverage focused on the Commonwealth’s lingering economic difficulties, which were exacerbated by the Great Recession. Media coverage in the latter half of calendar year 2013 led to increased pricing pressure on bonds issued in Puerto Rico, though many began to rally in January 2014. Prices of Puerto Rico’s muni bonds fell again late in this reporting period amid discussions of debt restructuring.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders – and minimizing their potential losses.

Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

9      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

As of July 31, 2014, the Fund remained invested in the adult living facilities sector, which represented 7.7% of the Fund’s total assets. These bonds, which finance various projects at senior living centers, tend to outperform in densely populated geographies with strong real estate values and in more rural areas with stable home prices. This sector contributed to the Fund’s performance this reporting period.

This reporting period the Fund was invested in the hospital/healthcare sector, which totaled 7.3% of its total assets. Our holdings in this sector consist of securities across the credit spectrum. Bonds in this sector were positive contributors to the Fund’s total return this reporting period.

The Fund’s holdings in municipal bonds issued by utilities represented 7.0% of total assets at the end of this reporting period. As of July 31, 2014, this set of holdings included sewer utilities with 4.4% of total assets, electric utilities with 1.7%, and water utilities with 0.9%. Our holdings in this sector consist of securities in the mid-range of the credit spectrum. All of the Fund’s utilities sectors contributed positively during the reporting period; the Fund holds PRASA and PREPA bonds, which were adversely affected by credit spread widening, but the investing team was still able to deliver positive results in the sewer and electric utilities sectors.

The Fund’s airline holdings represented 5.7% of total assets as of July 31, 2014. Many of the Fund’s holdings in this sector are backed by a security interest in the airport terminal buildings or maintenance facilities whose construction they finance, and we believe that these bonds offer investors valuable collateral. Airline-backed holdings were a positive contributor to the Fund this reporting period.

Tax increment financing (TIF) bonds constituted 5.1% of the Fund’s total assets on July 31, 2014. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance. Bonds in this sector were positive contributors to the Fund’s total return this reporting period.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period, which was characterized by rising prices among high-grade municipal securities. We

10      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions. The Fund’s inverse floaters, in aggregate, contributed positively to Fund performance this reporting period. As is its penchant, the Rochester-based investment team will continue to monitor and make adjustments to its portfolios that it believes can provide the greatest benefit to Fund shareholders.

Several sectors in which the Fund maintained relatively smaller investments as of July 31, 2014, also contributed positively to performance. Investors benefited this reporting period from the Fund’s holdings in many sectors including: education, higher education, municipal leases, multifamily housing, diversified financial services, highways/commuter facilities, marine/aviation facilities, energy equipment and services, and resource recovery.

However, the Fund’s investments in government appropriation securities issued in the Commonwealth of Puerto Rico faced credit spread widening and took a toll on performance this reporting period. Among the other relatively small sectors that detracted from the Fund’s performance were casinos, real estate, correctional facilities, and oil, gas and consumable fuels.

Our approach to municipal bond investing is flexible and responsive to market conditions. Further, market conditions during this reporting period did not affect the Fund’s overall investment goals. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This high yield fund has neither a maturity cap nor a limit on below-investment-grade securities, or “junk” bonds.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

11      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

12      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco - Master Settlement Agreement	21.9%

Special Assessment	10.3

Adult Living Facilities	7.7

Hospital/Healthcare	7.3

General Obligation	5.8

Airlines	5.7

Tax Increment Financing (TIF)	5.1

Sales Tax Revenue	4.9

Sewer Utilities	4.4

Education	2.2

Portfolio holdings are subject to change. Percentages are as of July 31, 2014, and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total

AAA	1.4%	0.3%	1.7%

AA	6.9	0.7	7.6

A	5.3	0.5	5.8

BBB	12.6	9.5	22.1

BB or lower	30.4	32.4	62.8

Total	56.6%	43.4%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2014, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

13      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 7/31/14

	Without Sales Charge	With Sales Charge
Class A	7.04%	6.70%
Class B	6.30	N/A
Class C	6.37	N/A
Class Y	7.19	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 7/31/14

Class A	6.78%
Class B	6.35
Class C	6.36
Class Y	7.26

TAXABLE EQUIVALENT YIELDS

As of 7/31/14

Class A	11.98%
Class B	11.22
Class C	11.24
Class Y	12.83

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/14

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (ORNAX)	10/1/93	9.63%	11.45%	2.55%	4.24%
Class B (ORNBX)	10/1/93	8.89	10.53	2.07	4.02
Class C (ORNCX)	8/29/95	8.84	10.60	1.77	3.51
Class Y (ORNYX)	11/29/10	9.96	N/A	N/A	8.16

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/14

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (ORNAX)	10/1/93	4.42%	10.37%	2.05%	3.99%
Class B (ORNBX)	10/1/93	3.89	10.26	2.07	4.02
Class C (ORNCX)	8/29/95	7.84	10.60	1.77	3.51
Class Y (ORNYX)	11/29/10	9.96	N/A	N/A	8.16

14      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.041 for the 28-day accrual period ended July 22, 2014. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on July 22, 2014; for the yield with sales charge, the denominator is the Class A maximum offering price on that date.

15      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Distribution yields for Class B, C and Y are annualized based on dividends of $0.0369, $0.0370 and $0.0418, respectively, for the 28-day accrual period ended July 22, 2014, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended July 31, 2014, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s High Yield Municipal Debt funds category is based on 145 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2014 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

16      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

17      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During 6 Months Ended July 31, 2014
Class A	$1,000.00	$1,068.10	$5.66
Class B	1,000.00	1,063.90	9.56
Class C	1,000.00	1,064.40	9.51
Class Y	1,000.00	1,070.50	4.84

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.34	5.52
Class B	1,000.00	1,015.57	9.34
Class C	1,000.00	1,015.62	9.29
Class Y	1,000.00	1,020.13	4.72

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2014 are as follows:

Class	Expense Ratios
Class A	1.10%
Class B	1.86
Class C	1.85
Class Y	0.94

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

19      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS     July 31, 2014

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—114.2%
Alabama—3.3%
$6,880,000	AL Space Science Exhibit Finance Authority[1]	6.000%		10/01/2025	$7,120,869
50,050,000	Jefferson County, AL Sewer[1]	0.000	[11]	10/01/2050	29,477,448
15,000,000	Jefferson County, AL Sewer[1]	7.000		10/01/2051	17,598,600
10,000,000	Jefferson County, AL Sewer[1]	0.000	[11]	10/01/2046	5,945,600
21,895,000	Jefferson County, AL Sewer[1]	0.000	[11]	10/01/2039	13,110,507
15,000,000	Jefferson County, AL Sewer[1]	0.000	[11]	10/01/2046	9,431,250
11,500,000	Jefferson County, AL Sewer[1]	5.500		10/01/2053	12,452,660
59,250,000	Jefferson County, AL Sewer[1]	6.500		10/01/2053	67,078,110
17,500,000	Jefferson County, AL Sewer[1]	0.000	[11]	10/01/2050	10,812,550

					173,027,594

Alaska—0.3%
2,250,000	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)[2]	6.120		08/01/2031	765,900
1,650,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[3]	5.875		12/01/2027	742,384
500,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[3]	6.000		12/01/2036	224,965
31,850,000	AK Northern Tobacco Securitization Corp. (TASC)	6.125	[4]	06/01/2046	866,639
20,860,000	AK Northern Tobacco Securitization Corp. (TASC)	6.375	[4]	06/01/2046	623,714
10,350,000	Koyukuk, AK (Tanana Chiefs Conference Health Care Facility)[1]	7.750		10/01/2041	11,335,216

					14,558,818

Arizona—2.4%
7,680,000	AZ Health Facilities Authority (Catholic Healthcare West)[1]	5.250		03/01/2039	8,175,667
4,510,000	Buckeye, AZ Watson Road Community Facilities District	6.000		07/01/2030	4,595,374
7,948,000	East San Luis, AZ Community Facilities District Special Assessment (Area One)[3]	6.375		01/01/2028	5,281,764
4,275,000	East San Luis, AZ Community Facilities District Special Assessment (Area Two)[2]	8.500		01/01/2028	771,124
305,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.450		07/15/2021	310,536
500,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.200		07/15/2032	524,590
335,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.125		07/15/2027	353,368
810,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.625		07/15/2025	821,000
900,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.800		07/15/2030	909,063
1,015,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.900		07/15/2022	1,086,182
1,234,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[1]	6.375		07/01/2022	1,263,345
4,045,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[1]	6.750		07/01/2032	4,060,047

20      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Arizona (Continued)
$581,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[1]	6.000%	07/01/2017	$617,533
1,000,000	Goodyear, AZ IDA Water & Sewer (Litchfield Park Service Company)[1]	6.750	10/01/2031	1,000,540
13,680,000	La Paz County, AZ IDA (Imperial Regional Detention Facility)	7.800	10/01/2039	14,352,782
3,000,000	Maricopa County, AZ IDA (Christian Care Apartments)[1]	6.500	01/01/2036	3,002,850
1,870,000	Maricopa County, AZ IDA (Immanuel Campus Care)[3]	8.500	04/20/2041	747,888
215,000	Maricopa County, AZ IDA (Sun King Apartments)	6.750	11/01/2018	214,344
2,345,000	Maricopa County, AZ IDA (Sun King Apartments)	6.750	05/01/2031	2,134,865
3,545,000	Maricopa County, AZ IDA (Sun King Apartments)	9.500	11/01/2031	2,747,446
329,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien[1]	5.250	07/01/2024	329,997
286,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[1]	5.250	07/01/2024	289,729
698,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[1]	5.300	07/01/2030	683,656
1,125,000	Palm Valley, AZ Community Facility District No. 3[1]	5.300	07/15/2031	1,123,537
350,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)[1]	5.350	07/15/2031	343,816
420,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)[1]	5.300	07/15/2025	423,062
1,650,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)	6.250	07/01/2036	1,652,492
1,935,000	Phoenix, AZ IDA (Gourmet Boutique West)	5.875	11/01/2037	1,033,367
1,305,000	Pima County, AZ IDA (Christian Senior Living)[1]	5.050	01/01/2037	1,318,624
1,250,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)	6.250	06/01/2026	1,250,075
3,700,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)	6.375	06/01/2036	3,702,442
12,400,000	Pima County, AZ IDA (Metro Police Facility)[5]	5.375	07/01/2039	13,077,288
3,000,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)[1]	8.125	07/01/2041	3,233,160
1,500,000	Pima County, AZ IDA (P.L.C. Charter Schools)	6.750	04/01/2036	1,510,110
5,730,000	Pima County, AZ IDA (P.L.C. Charter Schools)	7.500	04/01/2041	6,099,356
550,000	Pima County, AZ IDA (Paradise Education Center)[1]	6.000	06/01/2036	553,399
250,000	Pima County, AZ IDA (Paradise Education Center)[1]	5.875	06/01/2022	254,205
1,600,000	Pima County, AZ IDA (Sonoran Science Academy)	5.670	12/01/2027	1,526,464
1,960,000	Pima County, AZ IDA (Sonoran Science Academy)	5.750	12/01/2037	1,810,962
2,215,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	5.600	12/01/2022	2,246,431
11,100,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	5.750	12/01/2032	11,223,876

21      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon		Maturity	Value
Arizona (Continued)
$9,000,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	6.550%		12/01/2037	$9,128,970
1,005,000	Pinal County, AZ IDA (San Manuel Facility)[1]	6.250		06/01/2026	997,523
1,089,000	Prescott Valley, AZ Southside Community Facilities District No. 1	7.250		07/01/2032	784,799
1,500,000	Quail Creek, AZ Community Facilities District[1]	5.550		07/15/2030	1,500,045
265,000	Show Low Bluff, AZ Community Facilities District	5.600		07/01/2031	241,741
75,000	Show Low Bluff, AZ Community Facilities District Special Assessment	5.200		07/01/2017	78,283
1,000,000	Tartesso West, AZ Community Facilities District[1]	5.900		07/15/2032	1,039,740
695,000	Tempe, AZ IDA (Tempe Life Care Village)	6.000		12/01/2032	731,508
1,550,000	Tempe, AZ IDA (Tempe Life Care Village)	6.250		12/01/2042	1,631,654
155,000	Tucson, AZ IDA (Joint Single Family Mtg.)	5.000		01/01/2039	157,317
1,800,000	Verrado, AZ Community Facilities District No. 1	6.000		07/15/2027	2,006,406
675,000	Verrado, AZ Community Facilities District No. 1	5.700		07/15/2029	727,805
610,000	Verrado, AZ Community Facilities District No. 1	6.000		07/15/2033	660,636

					126,342,783

Arkansas—0.1%
6,955,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[3]	6.250		02/01/2038	3,825,389

California—15.2%
2,500,000	Adelanto, CA Public Utility Authority[1]	6.750		07/01/2039	2,797,500
750,000	Alhambra, CA (Atherton Baptist Homes)	7.625		01/01/2040	791,617
4,070,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.250		09/01/2040	4,197,228
1,095,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.000		09/01/2030	1,129,438
380,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.000		09/01/2028	391,989
100,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	5.750		05/01/2034	100,576
220,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	6.200		05/01/2031	220,224
5,500,000	Brea, CA Community Facilities District (Brea Plaza Area)[1]	7.375		09/01/2039	5,919,650
127,310,000	CA County Tobacco Securitization Agency	5.309	[4]	06/01/2046	4,173,222
107,400,000	CA County Tobacco Securitization Agency	5.503	[4]	06/01/2050	2,065,302
246,760,000	CA County Tobacco Securitization Agency	6.343	[4]	06/01/2055	1,749,528
33,920,000	CA County Tobacco Securitization Agency	6.650	[4]	06/01/2046	987,072
8,770,000	CA County Tobacco Securitization Agency	8.150	[4]	06/01/2033	2,036,482
215,100,000	CA County Tobacco Securitization Agency	7.000	[4]	06/01/2055	2,363,949
15,015,000	CA County Tobacco Securitization Agency (TASC)[1]	1.456		06/01/2036	12,460,498
19,000,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2046	12,916,960
57,000,000	CA County Tobacco Securitization Agency (TASC)	6.400	[4]	06/01/2046	2,777,610

22      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$58,530,000	CA County Tobacco Securitization Agency (TASC)[1]	5.700%		06/01/2046	$46,114,031
36,000,000	CA County Tobacco Securitization Agency (TASC)[1]	5.650		06/01/2041	28,869,840
5,000,000	CA County Tobacco Securitization Agency (TASC)[1]	6.125		06/01/2038	4,999,700
2,630,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2035	2,580,214
1,290,000	CA County Tobacco Securitization Agency (TASC)[1]	5.500		06/01/2033	1,245,895
7,285,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2043	7,174,851
520,920,000	CA County Tobacco Securitization Agency (TASC)	5.563	[4]	06/01/2050	34,813,084
10,000,000	CA County Tobacco Securitization Agency (TASC)	5.450		06/01/2028	9,025,100
4,625,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2042	4,541,704
255,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2045	197,036
9,125,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500		04/01/2031	10,139,974
3,985,000	CA GO5	5.050		12/01/2036	4,012,488
133,715,000	CA Golden State Tobacco Securitization Corp. (TASC)[5]	5.750		06/01/2047	107,588,272
3,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.125		06/01/2047	2,217,510
340,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.046	[4]	06/01/2047	6,827,200
7,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.300		06/01/2037	5,565,490
54,315,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.750		06/01/2047	43,702,392
22,400,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.000		06/01/2033	18,045,664
30,420,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO Obligated Group)[5]	5.750		07/01/2039	35,249,479
11,095,000	CA Health Facilities Financing Authority (Sutter Health/California Pacific Medical Center Obligated Group)[5]	5.000		11/15/2042	11,688,906
1,835,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)[1]	6.250		07/15/2050	2,025,767
10,000,000	CA Infrastructure and Economic Devel. (SanfordConsortium)[5]	5.000		05/15/2040	10,803,800
3,100,000	CA Municipal Finance Authority (Casa Griffin Apts.)[1]	6.000		10/01/2046	3,232,649
750,000	CA Municipal Finance Authority (Harbor Regional Center)[1]	8.500		11/01/2039	898,110
390,000	CA Public Works[1]	6.625		11/01/2034	391,899
160,600,000	CA Silicon Valley Tobacco Securitization Authority	8.147	[4]	06/01/2056	1,964,138

23      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$13,505,000	CA Silicon Valley Tobacco Securitization Authority	9.002%[4]		06/01/2047	$910,372
43,890,000	CA Silicon Valley Tobacco Securitization Authority	8.435	[4]	06/01/2056	396,766
25,800,000	CA Silicon Valley Tobacco Securitization Authority	8.590	[4]	06/01/2041	3,052,140
70,785,000	CA Silicon Valley Tobacco Securitization Authority	8.994	[4]	06/01/2036	14,297,862
1,145,000	CA Statewide CDA (Albert Einstein Academy)	6.000		11/01/2032	1,144,874
1,730,000	CA Statewide CDA (Albert Einstein Academy)	6.250		11/01/2042	1,740,864
10,000	CA Statewide CDA (Escrow Term)[1]	6.750		09/01/2037	10,012
2,019,578	CA Statewide CDA (Microgy Holdings)[3]	9.000		12/01/2038	20
1,000,000	CA Statewide CDA (Terraces at San Joaquin Gardens)	6.000		10/01/2047	1,043,520
200,000	CA Statewide CDA Special Tax Community Facilities District No. 2007-1 (Orinda)[1]	5.600		09/01/2020	206,242
555,300,000	CA Statewide Financing Authority Tobacco Settlement	5.956	[4]	06/01/2055	5,142,078
4,515,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	4,467,547
965,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	964,932
100,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	97,517
45,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	6.700		09/01/2020	45,241
200,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	6.875		09/01/2031	201,098
2,500,000	Calexico, CA Community Redevel. Agency Tax Allocation (Central Business District & Residential Redevel.)[1]	7.250		08/01/2033	2,945,050
10,465,000	Cerritos, CA Community College District[5]	5.250		08/01/2033	12,002,515
165,000	Chino, CA Community Facilities District Special Tax[1]	5.000		09/01/2026	168,107
11,255,000	Compton, CA Public Finance Authority[1]	5.000		09/01/2022	11,387,021
1,440,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1[1]	6.625		09/01/2039	1,650,355
820,000	Elsinore Valley, CA Municipal Water District Community Facilities District No. 2004-1[1]	6.625		09/01/2040	845,666
100,000	Fort Bragg, CA Redevel. Agency Tax Allocation[1]	5.300		05/01/2024	100,131
377,795,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.708	[4]	06/01/2057	3,706,169
80,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.750	[4]	06/01/2047	3,518,400
1,000,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.001	[4]	06/01/2057	9,330,000
310,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2030	319,669
400,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2028	412,516
350,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2029	360,934
500,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2032	515,550

24      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$350,000	Jurupa, CA Public Financing Authority[1]	6.000%		09/01/2031	$360,899
1,300,000	Lathrop, CA Special Tax Community Facilities District No. 03-2[1]	7.000		09/01/2033	1,321,060
3,250,000	Los Alamitos, CA Unified School District COP	0.000	[11]	08/01/2042	2,135,575
1,625,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)[1]	5.750		09/01/2040	1,674,985
31,940,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[5]	5.375		05/15/2030	35,639,610
5,000,000	Los Angeles, CA Dept. of Water & Power[5]	5.000		07/01/2034	5,563,100
2,500,000	Los Angeles, CA Regional Airports Improvement Corp. (Air Canada)[1]	8.750		10/01/2014	2,498,625
19,050,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)	7.500		12/01/2024	19,419,570
6,020,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)	7.125		12/01/2024	6,136,788
10,625,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta-Continental Airlines)[6]	9.250		08/01/2024	10,681,737
26,875,000	Los Angeles, CA Unified School District[5]	5.000		07/01/2030	28,072,226
200,000	Maywood, CA Public Financing Authority[1]	7.000		09/01/2038	200,010
115,975,000	Northern CA Tobacco Securitization Authority (TASC)	6.375	[4]	06/01/2045	3,040,865
20,000,000	Northern CA Tobacco Securitization Authority (TASC)	5.375		06/01/2038	16,138,000
14,440,000	Paramount, CA Unified School District[1]	0.000	[11]	08/01/2045	10,202,438
15,435,000	Peralta, CA Community College District[5]	5.000		08/01/2035	15,835,205
10,000	Perris, CA Public Financing Authority, Series A1	6.125		09/01/2034	10,271
21,711,000	River Rock, CA Entertainment Authority[2]	8.000		11/01/2018	5,419,066
1,750,000	Riverside County, CA Redevel. Agency[1]	7.125		10/01/2042	2,071,545
325,000	San Bernardino, CA Special Tax Community Facilities District No. 2006-1 (Lytle Creek)[1]	5.625		09/01/2034	335,023
2,000,000	San Buenaventura, CA Community Memorial Health Systems[1]	8.000		12/01/2031	2,405,900
750,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.750		08/01/2041	894,217
1,000,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	7.000		08/01/2041	1,137,740
5,000,000	San Joaquin Hills, CA Transportation Corridor	6.250	[4]	01/15/2031	1,978,200
6,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.750		06/01/2026	6,831,840
78,990,000	Silicon Valley CA Tobacco Securitization Authority	8.865	[4]	06/01/2047	5,324,716
195,570,000	Southern CA Tobacco Securitization Authority	6.383	[4]	06/01/2046	4,766,041
23,690,000	Southern CA Tobacco Securitization Authority	5.125		06/01/2046	17,884,055
143,080,000	Southern CA Tobacco Securitization Authority	7.100	[4]	06/01/2046	2,788,629
41,325,000	Southern CA Tobacco Securitization Authority	6.400	[4]	06/01/2046	868,238
1,000,000	Southern CA Tobacco Securitization Authority (TASC)[1]	5.000		06/01/2037	795,920

25      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$1,655,000	Stockton, CA Public Financing Authority, Series A	5.250%		09/01/2031	$1,412,907
14,735,000	Stockton, CA Unified School District	5.950	[4]	08/01/2041	4,550,168
12,115,000	Stockton, CA Unified School District	5.920	[4]	08/01/2038	4,394,474
6,245,000	Stockton, CA Unified School District	6.000	[4]	08/01/2037	2,360,360
17,145,000	Stockton, CA Unified School District	5.950	[4]	08/01/2043	4,827,175
1,335,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	5.875		06/01/2035	1,439,557
1,425,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	6.000		06/01/2045	1,532,844
4,615,000	Tustin, CA Community Facilities District Special Tax (Legacy/Columbus)[1]	6.000		09/01/2036	4,892,685
200,000	Upland, CA Community Facilities District (San Antonio)[1]	6.100		09/01/2034	204,196
3,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[1]	7.500		09/01/2042	4,226,180
7,000,000	West Sacramento, CA Special Tax Community Facilities District No. 27[1]	7.000		09/01/2040	7,336,140
75,000	Woodland, CA Special Tax Community Facilities District No. 1[1]	6.000		09/01/2028	76,857

					791,662,843

Colorado—4.1%
960,000	CO Andonea Metropolitan District No. 2[2]	6.125		12/01/2025	531,514
2,380,000	CO Andonea Metropolitan District No. 3[2]	6.250		12/01/2035	1,312,784
14,000,000	CO Arista Metropolitan District	9.250		12/01/2037	7,636,160
3,000,000	CO Beacon Point Metropolitan District[1]	6.125		12/01/2025	3,017,400
3,500,000	CO Beacon Point Metropolitan District[1]	6.250		12/01/2035	3,513,370
5,335,000	CO Central Marksheffel Metropolitan District	7.250		12/01/2029	5,345,083
1,000,000	CO Confluence Metropolitan District	5.400		12/01/2027	830,710
1,000,000	CO Copperleaf Metropolitan District No. 2	5.850		12/01/2026	1,000,120
1,025,000	CO Country Club Highlands Metropolitan District[2]	7.250		12/01/2037	409,026
1,500,000	CO Crystal Crossing Metropolitan District[2]	6.000		12/01/2036	894,540
1,237,000	CO Elbert and Highway 86 Metropolitan District	5.750		12/01/2036	869,005
4,475,000	CO Elbert and Highway 86 Metropolitan District[2]	7.500		12/01/2032	1,992,270
2,303,000	CO Elkhorn Ranch Metropolitan District	6.375		12/01/2035	1,658,252
1,795,000	CO Fossil Ridge Metropolitan District No. 1[1]	7.250		12/01/2040	1,875,201
14,350,000	CO Health Facilities Authority (Sisters of Charity of Leavenworth Health System)[5]	5.000		01/01/2044	15,507,184
1,030,000	CO Health Facilities Authority Health & Residential Care Facilities (Volunteers of America)[1]	5.300		07/01/2037	885,872
10,875,000	CO High Plains Metropolitan District[2]	6.250		12/01/2035	6,001,151
5,080,000	CO High Plains Metropolitan District[2]	6.125		12/01/2025	2,810,713
480,000	CO Horse Creek Metropolitan District[1]	5.750		12/01/2036	394,939
1,700,000	CO Huntington Trails Metropolitan District[1]	8.250		12/01/2037	1,748,042
500,000	CO Huntington Trails Metropolitan District[1]	6.250		12/01/2036	499,945
2,500,000	CO International Center Metropolitan District No. 3[1]	6.500		12/01/2035	2,118,825

26      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Colorado (Continued)
$1,089,000	CO Liberty Ranch Metropolitan District	6.250%		12/01/2036	$942,421
1,875,000	CO Madre Metropolitan District No. 2	5.500		12/01/2036	1,397,794
10,060,000	CO Murphy Creek Metropolitan District No. 3[2]	6.125		12/01/2035	4,910,085
3,000,000	CO Murphy Creek Metropolitan District No. 3[2]	6.000		12/01/2026	1,479,540
2,275,000	CO Neu Towne Metropolitan District[2]	7.250		12/01/2034	604,013
1,000,000	CO North Range Metropolitan District No. 2[1]	5.500		12/15/2037	1,007,020
1,290,000	CO North Range Metropolitan District No. 2[1]	5.500		12/15/2018	1,323,992
4,500,000	CO Northwest Metropolitan District No. 3[1]	6.125		12/01/2025	4,353,750
7,855,000	CO Northwest Metropolitan District No. 3[1]	6.250		12/01/2035	7,396,504
12,585,000	CO Park Valley Water and Sanitation Metropolitan District	6.000	[4]	12/15/2017	5,279,156
307,000	CO Potomac Farms Metropolitan District	7.625		12/01/2023	290,290
1,590,000	CO Potomac Farms Metropolitan District	7.250		12/01/2037	1,322,848
935,000	CO Prairie Center Metropolitan District No. 3[1]	5.400		12/15/2031	965,808
2,253,000	CO Regency Metropolitan District[2]	5.750		12/01/2036	1,881,615
1,750,000	CO Serenity Ridge Metropolitan District No. 2[2]	7.500		12/01/2034	770,000
500,000	CO Silver Peaks Metropolitan District	5.750		12/01/2036	330,800
5,027,000	CO Sorrell Ranch Metropolitan District	5.750		12/01/2036	4,227,506
1,720,000	CO Sorrell Ranch Metropolitan District[3]	6.750		12/15/2036	873,743
1,280,000	CO Stoneridge Metropolitan District[1]	5.625		12/01/2036	1,292,774
8,000,000	CO Talon Pointe Metropolitan District[3]	8.000		12/01/2039	801,600
655,000	CO Todd Creek Farms Metropolitan District No. 1[3]	6.125		12/01/2019	321,016
4,390,000	CO Traditions Metropolitan District No. 2 CAB	0.000	[11]	12/15/2037	4,351,324
500,000	CO Wheatlands Metropolitan District[1]	6.000		12/01/2025	501,345
4,000,000	CO Wheatlands Metropolitan District No. 2	8.250		12/15/2035	4,025,480
500,000	CO Wyndham Hill Metropolitan District[1]	6.250		12/01/2025	482,965
892,000	CO Wyndham Hill Metropolitan District[1]	6.375		12/01/2035	843,787
17,610,000	Colorado Springs, CO Urban Renewal (University Village Colorado)	7.000		12/01/2029	12,362,748
35,375,000	Denver, CO City & County Airport Special Facilities (United Air Lines)	5.250		10/01/2032	36,132,025
31,350,000	Denver, CO City & County Airport Special Facilities (United Air Lines)	5.750		10/01/2032	32,478,286
1,700,000	Denver, CO International Business Center Metropolitan District No. 1[1]	5.375		12/01/2035	1,792,089
950,000	Denver, CO International Business Center Metropolitan District No. 1[1]	5.000		12/01/2030	1,003,456
745,000	Tabernash Meadows, CO Water & Sanitation District[1]	7.125		12/01/2034	819,575
295,000	Tallyns Reach CO Metropolitan District No. 3	5.000		12/01/2033	296,994
685,000	Tallyns Reach CO Metropolitan District No. 3	5.125		11/01/2038	690,364
5,522,763	Woodmen Heights, CO Metropolitan District No. 1	6.000		12/01/2041	5,131,475
20,183,519	Woodmen Heights, CO Metropolitan District No. 1	0.000	[11]	12/15/2041	10,124,053

					213,660,347

Connecticut—0.1%
470,000	Georgetown, CT Special Taxing District[3]	5.125		10/01/2036	183,920

27      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon		Maturity	Value
Connecticut (Continued)
$10,098,954	Mashantucket Western Pequot Tribe CT	4.000%		07/01/2031	$5,043,822

					5,227,742

Delaware—0.1%
1,300,000	Bridgeville, DE Special Obligation (Heritage Shores)[1]	5.450		07/01/2035	1,281,605
6,735,000	Millsboro, DE Special Obligation (Plantation Lakes)	5.450		07/01/2036	5,596,314

					6,877,919

District of Columbia—1.9%
10,000,000	District of Columbia (Howard University)[1]	6.250		10/01/2032	11,171,300
25,610,000	District of Columbia (Howard University)[1]	6.500		10/01/2041	28,694,212
5,000,000	District of Columbia (National Public Radio)[5]	5.000		04/01/2035	5,314,850
3,200,000	District of Columbia Center for Strategic & International Studies[1]	6.375		03/01/2031	3,458,976
2,000,000	District of Columbia Center for Strategic & International Studies[1]	6.625		03/01/2041	2,154,740
35,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.250		05/15/2024	35,006
32,680,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.750		05/15/2040	32,679,673
1,375,680,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	5.913	[4]	06/15/2055	10,125,005
1,055,000,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.216	[4]	06/15/2055	6,743,448

					100,377,210

Florida—11.3%
300,000	Aberdeen, FL Community Devel. District[3]	5.500		11/01/2011	255,030
1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)	8.000		10/01/2046	1,163,050
1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)	8.000		10/01/2042	1,164,610
750,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)	8.000		10/01/2032	888,675
8,000,000	Alachua County, FL Industrial Devel. Revenue (North Florida Retirement Village)	5.875		11/15/2042	7,739,680
4,770,000	Amelia Concourse, FL Community Devel. District[3]	5.750		05/01/2038	1,855,291
140,000	Arborwood, FL Community Devel. District (Centex Homes)[1,6]	5.250		05/01/2016	137,925
13,820,000	Arlington Ridge, FL Community Devel. District[2]	5.500		05/01/2036	5,418,684
1,045,000	Avignon Villages, FL Community Devel. District[3]	5.300		05/01/2014	136,163
755,000	Avignon Villages, FL Community Devel. District[3]	5.400		05/01/2037	98,376
14,970,000	Baker, FL Correctional Devel. Corp. (Detention Center)	7.500		02/01/2030	11,020,465
225,000	Bayshore, FL Hsg. Corp.[3]	8.000		12/01/2016	63,000
3,505,000	Baywinds, FL Community Devel. District[6]	7.020		05/01/2022	2,978,269
9,630,000	Baywinds, FL Community Devel. District	5.250		05/01/2037	8,241,739

28      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$7,555,000	Belle Isle, FL Charter School (Cornerstone Charter Academy & Cornerstone Charter High School Obligated Group)	6.000%	10/01/2042	$7,680,942
10,000,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment[1]	7.375	05/01/2034	10,002,200
6,425,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment[1]	7.500	05/01/2034	6,427,056
3,645,000	Boynton Village, FL Community Devel. District Special Assessment	6.000	05/01/2038	3,506,454
300,000	Broward County, FL HFA (Single Family)	5.000	10/01/2039	300,693
5,845,000	Buckeye Park, FL Community Devel. District[3]	7.875	05/01/2038	2,609,383
25,480,000	CFM, FL Community Devel. District, Series A3	6.250	05/01/2035	10,830,019
8,695,000	Chapel Creek, FL Community Devel. District Special Assessment[3]	5.500	05/01/2038	5,174,394
26,530,000	Clearwater Cay, FL Community Devel. District[3]	5.500	05/01/2037	10,002,871
1,690,000	Creekside, FL Community Devel. District[3]	5.200	05/01/2038	762,021
2,625,000	Crosscreek, FL Community Devel. District[3]	5.500	05/01/2017	1,118,486
1,255,000	Crosscreek, FL Community Devel. District[3]	5.600	05/01/2039	535,270
8,700,000	Cypress Creek of Hillsborough County, FL Community Devel. District	5.350	05/01/2037	7,463,904
55,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	6.050	11/01/2039	55,032
65,000	Dade County, FL HFA (Siesta Pointe Apartments)[1]	5.650	09/01/2017	65,191
1,200,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)[1]	8.000	06/01/2022	1,199,868
7,745,000	Deer Run, FL Community Devel. District Special Assessment[3]	7.625	05/01/2039	4,648,549
1,940,000	Durbin Crossing, FL Community Devel. District Special Assessment[3]	5.250	11/01/2015	1,838,596
940,000	FL Capital Trust Agency (American Opportunity)[3]	7.250	06/01/2038	5,048
685,000	FL Capital Trust Agency (American Opportunity)[3]	8.250	06/01/2038	5,494
2,000,000	FL Capital Trust Agency (American Opportunity)[2]	5.875	06/01/2038	1,139,400
3,085,000	FL Capital Trust Agency (American Opportunity)[2]	5.750	06/01/2023	1,757,524
12,500,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[2]	8.260	07/15/2038	5,624,625
6,718,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[2]	7.000	07/15/2032	3,022,898
1,750,000	FL Capital Trust Agency (Miami Community Charter School)	7.000	10/15/2040	1,835,662
20,000	FL HFA (Spinnaker Cove Apartments)[1]	6.500	07/01/2036	20,051
95,000	FL HFA (Stoddert Arms Apartments)[1]	6.250	09/01/2026	95,077
4,755,000	FL HFC (Westchase Apartments)	6.610	07/01/2038	3,577,377
25,000	FL HFC (Westwood Apartments)[1]	5.400	02/01/2039	25,015
3,400,000	FL Lake Ashton II Community Devel. District[1]	5.375	05/01/2036	2,571,998
2,218,132	Forest Creek, FL Community Devel. District[6]	5.450	05/01/2036	1,944,281
1,360,000	Forest Creek, FL Community Devel. District[1]	5.450	05/01/2036	1,362,353
7,660,000	Glades, FL Correctional Devel. Corp. (Glades County Detention)[2]	7.375	03/01/2030	4,226,328

29      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$3,135,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District[1]	5.500%	05/01/2038	$2,966,964
1,900,000	Harbor Bay, FL Community Devel. District[1]	6.750	05/01/2034	1,906,707
16,535,000	Heritage Harbour North, FL Community Devel. District[1]	6.375	05/01/2038	16,280,526
3,480,000	Heritage Plantation, FL Community Devel. District[2]	5.400	05/01/2037	1,360,680
1,910,000	Heritage Plantation, FL Community Devel. District[3]	5.100	11/01/2013	746,810
930,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A3	5.500	05/01/2036	369,294
10,000,000	Highlands County, FL Health Facilities Authority (ABH/AGH/AHSGA Obligated Group)[5]	5.250	11/15/2036	10,733,700
13,500,000	Highlands County, FL Health Facilities Authority (ABH/AGH/AHSGA Obligated Group)[5]	5.125	11/15/2032	14,490,495
4,835,000	Highlands, FL Community Devel. District	5.550	05/01/2036	3,513,159
2,000,000	Hillsborough County, FL IDA (National Gypsum Company)[1]	7.125	04/01/2030	2,004,280
6,900,000	Hillsborough County, FL IDA (Senior Care Group)[3]	6.700	07/01/2021	3,449,517
6,035,000	Hillsborough County, FL IDA (Senior Care Group)[3]	6.750	07/01/2029	3,017,078
10,930,000	Indigo, FL Community Devel. District[2]	5.750	05/01/2036	6,578,439
1,045,000	Keys Cove, FL Community Devel. District[1]	5.875	05/01/2035	1,078,868
1,425,000	Lakeside Landings, FL Devel. District[3]	5.500	05/01/2038	621,727
2,000,000	Lakeside Landings, FL Devel. District[3]	5.250	05/01/2013	872,600
8,330,000	Lakewood Ranch, FL Stewardship District[1]	5.500	05/01/2036	6,521,390
15,715,000	Lakewood Ranch, FL Stewardship District (Country Club East Investors)[1]	5.400	05/01/2037	13,514,743
3,910,000	Legends Bay, FL Community Devel. District	5.875	05/01/2038	2,825,014
100,000	Leon County, FL Educational Facilities Authority (Southgate Residence Hall)	6.750	09/01/2028	99,999
1,275,000	Liberty County, FL Revenue (Twin Oaks)[3]	8.250	07/01/2028	383,456
1,180,000	Madison County, FL Mtg. (Twin Oaks)	6.000	07/01/2025	720,791
5,360,000	Magnolia Creek, FL Community Devel. District[3]	5.900	05/01/2039	1,851,558
5,000,000	Magnolia Creek, FL Community Devel. District[3]	5.600	05/01/2014	1,726,150
2,805,000	Magnolia West, FL Community Devel. District Special Assessment[3]	5.350	05/01/2037	1,535,766
2,700,000	Main Street, FL Community Devel. District	6.800	05/01/2038	2,714,202
85,000	Miami-Dade County, FL Aviation[1]	5.125	10/01/2035	85,074
50,000,000	Miami-Dade County, FL School Board COP[5]	5.375	02/01/2034	53,743,000
10,000,000	Miami-Dade County, FL School Board COP[5]	5.000	02/01/2027	10,727,100
10,000,000	Miami-Dade County, FL School Board COP[5]	5.250	02/01/2027	10,896,900
16,690,000	Miromar Lakes, FL Community Devel. District[1]	6.875	05/01/2035	16,881,935
12,430,000	Montecito, FL Community Devel. District[3]	5.100	05/01/2013	8,080,743
5,525,000	Montecito, FL Community Devel. District[2]	5.500	05/01/2037	3,591,802
600,000	Moody River, FL Estates Community Devel. District[1]	5.350	05/01/2036	416,178
10,510,000	Nassau County, FL (Nassau Care Centers)	6.900	01/01/2038	10,623,613

30      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$5,305,000	Naturewalk, FL Community Devel. District[2]	5.300%	05/01/2016	$2,636,001
6,320,000	Naturewalk, FL Community Devel. District[2]	5.500	05/01/2038	3,144,263
750,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)[1]	5.500	07/01/2032	754,770
5,000	Orange County, FL HFA (Park Avenue Villas)[1]	5.250	09/01/2031	5,005
3,750,000	Palm Bay, FL Educational Facilities (Patriot Charter School)[3]	7.000	07/01/2036	1,125,075
3,000,000	Palm Beach County, FL Health Facilities Authority (Sinai Residences Boca Raton)[1]	7.500	06/01/2049	3,333,330
12,835,000	Palm Coast Park, FL Community Devel. District Special Assessment	5.700	05/01/2037	8,789,665
6,195,000	Palm Glades, FL Community Devel. District Special Assessment[1]	7.125	05/01/2039	6,341,388
1,565,000	Palm River, FL Community Devel. District[3]	5.375	05/01/2036	617,267
1,850,000	Palm River, FL Community Devel. District[3]	5.150	05/01/2013	728,549
1,495,000	Parkway Center, FL Community Devel. District, Series A1	6.300	05/01/2034	1,391,247
5,865,000	Pine Ridge Plantation, FL Community Devel. District	5.400	05/01/2037	4,803,963
2,250,000	Pinellas County, FL Educational Facilities Authority (Pinellas Prep Academy)[1]	7.125	09/15/2041	2,419,695
4,600,000	Pinellas County, FL Health Facility Authority (St. Mark Village)[1]	5.650	05/01/2037	4,401,096
25,000	Pinellas County, FL HFA (Single Family Hsg.)[1]	5.200	03/01/2037	25,064
1,805,000	Poinciana West, FL Community Devel. District Special Assessment[1]	6.000	05/01/2037	1,804,801
760,000	Port St. Lucie, FL Special Assessment (Peacock & Lowry)[1]	5.350	07/01/2027	708,229
10,100,000	Portico, FL Community Devel. District	5.450	05/01/2037	6,845,477
3,005,000	Portofino Cove, FL Community Devel. District Special Assessment[3]	5.500	05/01/2038	1,179,523
5,905,000	Portofino Isles, FL Community Devel. District (Portofino Court)[3]	5.600	05/01/2036	1,721,485
1,000,000	Portofino Landings, FL Community Devel. District Special Assessment[3]	5.200	05/01/2017	392,180
1,955,000	Portofino Landings, FL Community Devel. District Special Assessment[3]	5.400	05/01/2038	767,338
2,470,000	Portofino Vista, FL Community Devel. District[3]	5.000	05/01/2013	968,018
2,740,000	Quarry, FL Community Devel. District[1]	5.500	05/01/2036	2,665,253
435,000	Renaissance Commons, FL Community Devel. District, Series A1	5.600	05/01/2036	368,284
3,070,000	Reunion East, FL Community Devel. District[2]	7.375	05/01/2033	2,137,334
6,930,000	Reunion East, FL Community Devel. District	7.375	05/01/2033	7,038,316
7,200,000	Reunion East, FL Community Devel. District[2]	5.800	05/01/2036	5,012,640
4,910,000	Ridgewood Trails, FL Community Devel. District	5.650	05/01/2038	2,397,258
5,150,000	River Bend, FL Community Devel. District[3]	7.125	11/01/2015	661,260
8,390,000	River Bend, FL Community Devel. District	5.450	05/01/2035	7,016,977
7,890,000	River Glen, FL Community Devel. District Special Assessment[3]	5.450	05/01/2038	3,145,033
7,820,000	Rolling Hills, FL Community Devel. District[2]	5.450	05/01/2037	3,055,118

31      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$2,375,000	Rolling Hills, FL Community Devel. District[2]	5.125%		11/01/2013	$927,153
200,000	Santa Rosa Bay, FL Bridge Authority	6.250		07/01/2028	120,500
1,895,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[1]	6.500		07/01/2040	2,034,927
4,265,000	Seminole County, FL IDA (Progressive Health)[1]	7.500		03/01/2035	4,297,286
14,600,000	South Bay, FL Community Devel. District[3]	5.375		05/01/2013	5,111,460
7,150,000	South Bay, FL Community Devel. District[3]	5.125		11/01/2009	2,753,537
16,775,000	South Bay, FL Community Devel. District[3]	5.950		05/01/2036	6,464,917
4,000,000	South Fork East, FL Community Devel. District	0.000	[11]	05/01/2038	2,706,400
1,005,000	South Fork, FL Community Devel. District Special Assessment[1]	6.150		05/01/2033	1,008,256
2,325,000	St. Johns County, FL IDA (Glenmoor)	1.344	[7]	01/01/2049	937,673
860,333	St. Johns County, FL IDA (Glenmoor)[2]	2.500		01/01/2049	9
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	6.000		08/01/2045	3,760,085
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	5.875		08/01/2040	3,752,490
1,000,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)[1]	5.250		10/01/2041	912,450
2,840,000	St. John’s Forest, FL Community Devel. District, Series A1	6.125		05/01/2034	2,841,306
1,110,000	Tavares, FL First Mtg. (Osprey Lodge Lakeview)	8.750		07/01/2046	1,147,895
1,000,000	Tavares, FL First Mtg. (Osprey Lodge Lakeview)	8.375		07/01/2036	1,029,970
19,075,000	Tern Bay, FL Community Devel. District[3]	5.375		05/01/2037	4,649,531
16,765,000	Tern Bay, FL Community Devel. District[3]	5.000		05/01/2015	4,083,786
2,570,000	Town Center, FL at Palm Coast Community Devel. District[1]	6.000		05/01/2036	2,373,498
4,950,000	Treeline, FL Preservation Community Devel. District[2]	6.800		05/01/2039	1,979,654
650,000	Turnbull Creek, FL Community Devel. District Special Assessment[1]	5.250		05/01/2037	581,711
9,630,000	Verandah East, FL Community Devel. District[1]	5.400		05/01/2037	7,476,347
1,265,000	Villa Vizcaya, FL Community Devel. District Special Assessment[3]	5.550		05/01/2039	563,052
8,340,000	Villages of Westport, FL Community Devel. District[2,8]	5.700		05/01/2035	4,179,174
1,955,000	Villages of Westport, FL Community Devel. District[2,8]	5.400		05/01/2020	979,651
3,350,000	Waterford Estates, FL Community Devel. District Special Assessment[3]	5.500		05/01/2037	985,068
4,395,000	Waterford Estates, FL Community Devel. District Special Assessment[3]	5.125		05/01/2013	1,290,855
2,260,000	Watergrass, FL Community Devel. District Special Assessment[1]	5.375		05/01/2039	1,701,305
3,500,000	Watergrass, FL Community Devel. District Special Assessment[1]	5.125		11/01/2014	3,373,755
3,190,000	Waterlefe, FL Community Devel. District Golf Course[3]	8.125		10/01/2025	221,514
8,090,000	Waters Edge, FL Community Devel. District	0.000	[11]	05/01/2039	5,005,607
139,000	Waters Edge, FL Community Devel. District	5.350		05/01/2039	139,240

32      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$14,800,000	Waterstone, FL Community Devel. District[3]	5.500%		05/01/2018	$5,868,644
2,300,000	West Villages, FL Improvement District[3]	5.350		05/01/2015	1,766,446
18,550,000	West Villages, FL Improvement District[3]	5.800		05/01/2036	11,039,105
19,520,000	West Villages, FL Improvement District[2]	5.500		05/01/2038	16,227,366
14,925,000	Westridge, FL Community Devel. District[3]	5.800		05/01/2037	5,620,009
17,340,000	Westside, FL Community Devel. District[3]	7.200		05/01/2038	8,685,086
11,210,000	Westside, FL Community Devel. District[2]	5.650		05/01/2037	5,607,242
7,420,000	Wyld Palms, FL Community Devel. District[3]	5.400		05/01/2015	2,266,884
4,340,000	Wyld Palms, FL Community Devel. District[3]	5.500		05/01/2038	1,327,129
2,665,000	Zephyr Ridge, FL Community Devel. District[3]	5.625		05/01/2037	1,226,543
3,830,000	Zephyr Ridge, FL Community Devel. District[3]	5.250		05/01/2013	1,760,578

					588,711,271

Georgia—1.5%
745,000	Atlanta, GA Tax Allocation (Beltline)[1]	7.500		01/01/2031	876,783
4,200,000	Atlanta, GA Tax Allocation (Beltline)[1]	7.500		01/01/2031	4,942,938
385,000	East Point, GA (Camp Creek), Series B1	8.000		02/01/2026	385,882
10,625,000	Franklin County, GA Industrial Building Authority (Emmanuel College)	6.250		11/01/2043	10,264,494
1,380,000	Franklin County, GA Industrial Building Authority (Emmanuel College)	6.000		11/01/2032	1,328,084
1,435,000	Franklin County, GA Industrial Building Authority (Emmanuel College)	5.750		11/01/2025	1,396,657
31,945,000	Fulton County, GA Devel. Authority (Piedmont Healthcare)[5]	5.000		06/15/2029	34,767,003
13,730,000	Fulton County, GA Devel. Authority (Piedmont Healthcare/Piedmont Hospital/Piedmont Hospital Foundation Obligated Group)[5]	5.250		06/15/2037	14,864,372
1,000,000	Fulton County, GA Residential Care Facilities (Lenbrook Square Foundation)[1]	5.125		07/01/2042	943,700
2,250,000	GA Road & Tollway Authority (I-75 S Express Lanes)	6.252	[4]	06/01/2024	1,227,757
3,750,000	GA Road & Tollway Authority (I-75 S Express Lanes)	6.751	[4]	06/01/2034	1,010,175
9,100,000	GA Road & Tollway Authority (I-75 S Express Lanes)	0.000	[11]	06/01/2049	4,606,056
2,000,000	Marietta, GA Devel. Authority (University Facilities)[1]	7.000		06/15/2039	2,058,500

					78,672,401

Hawaii—0.3%
930,000	HI Dept. of Budget & Finance Special Purpose (Hawaii Pacific University)	6.250		07/01/2027	973,914
3,535,000	HI Dept. of Budget & Finance Special Purpose (Hawaii Pacific University)	6.875		07/01/2043	3,778,031
1,585,000	HI Dept. of Budget & Finance Special Purpose (Hawaii Pacific University)	6.625		07/01/2033	1,682,018
4,720,000	HI Dept. of Transportation (Continental Airlines)	7.000		06/01/2020	4,739,446
400,000	HI Dept. of Transportation (Continental Airlines)	5.625		11/15/2027	400,940

33      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon		Maturity	Value
Hawaii (Continued)
$25,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)[1]	6.375%		07/01/2032	$25,042
2,540,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)[1]	6.300		07/01/2022	2,545,944

					14,145,335

Idaho—0.0%
5,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.350		01/01/2025	5,006
1,700,000	Nampa, ID Local Improvement District No. 148	6.625		09/01/2030	1,736,159

					1,741,165

Illinois—6.6%
800,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)	5.625		01/01/2018	739,840
3,800,000	Bolingbrook, IL Will and Du Page Counties Wastewater Facilities (Crossroads Treatment)	6.600		01/01/2035	2,132,674
30,685,000	Caseyville, IL Tax (Forest Lakes)[2]	7.000		12/30/2022	1,420,716
32,500,000	Chicago, IL GO5	5.250		01/01/2033	33,082,400
35,000	Chicago, IL Multifamily Hsg. (Cottage View Terrace)[1]	6.125		02/20/2042	35,046
10,032,000	Cortland, IL Special Tax (Sheaffer System)[2]	5.500		03/01/2017	3,019,632
1,175,000	Country Club Hills, IL GO1	5.000		12/01/2031	1,198,206
2,425,000	Country Club Hills, IL GO1	5.000		12/01/2032	2,469,135
965,000	Country Club Hills, IL GO1	5.000		12/01/2027	986,163
1,120,000	Country Club Hills, IL GO1	5.000		12/01/2030	1,142,467
915,000	Country Club Hills, IL GO1	5.000		12/01/2026	934,782
1,010,000	Country Club Hills, IL GO1	5.000		12/01/2028	1,031,523
1,060,000	Country Club Hills, IL GO1	5.000		12/01/2029	1,081,931
355,000	Deerfield, IL (Chicagoland Conservative Jewish High School Foundation)	6.000	[4]	10/01/2031	87,887
661,000	Deerfield, IL (Chicagoland Conservative Jewish High School Foundation)	6.000		10/01/2042	599,573
1,000,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)[1]	5.625		03/01/2036	1,007,550
1,585,000	Franklin Park, IL GO1	6.250		07/01/2030	1,802,161
3,750,000	Gilberts, IL Special Service Area No. 19 Special Tax (Conservancy)[3]	5.375		03/01/2016	2,063,250
2,500,000	Harvey, IL GO	5.625		12/01/2032	1,880,150
6,165,000	Harvey, IL GO	5.500		12/01/2027	4,925,465
10,775,000	IL Educational Facilities Authority (Plum Creek Rolling Meadows)[1]	6.500		12/01/2037	10,865,295
685,000	IL Finance Authority (Advocate Health Care)[1]	5.375		04/01/2044	743,972
11,000,000	IL Finance Authority (Advocate Health Care)[5]	5.375		04/01/2044	11,946,990
41,175,000	IL Finance Authority (Advocate Health Care)[5]	5.375		04/01/2044	44,719,752
20,000,000	IL Finance Authority (Advocate Health Care)[5]	5.500		04/01/2044	22,083,400
3,195,000	IL Finance Authority (Bethel Terrace Apartments)[1]	5.375		09/01/2035	3,195,831
145,000	IL Finance Authority (Bridgeway/Bridgeway Foundation/Occupation Devel. Center Obligated Group)[1]	4.625		07/01/2027	116,290

34      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Illinois (Continued)
$5,000,000	IL Finance Authority (Central Dupage Health System/Central Dupage Hospital Assoc.)[5]	5.375%	11/01/2039	$5,365,150
12,500,000	IL Finance Authority (Central Dupage Health)[5]	5.500	11/01/2039	13,990,750
5,735,000	IL Finance Authority (DeKalb Supportive Living)[1]	6.100	12/01/2041	5,325,808
2,250,000	IL Finance Authority (Franciscan Communities)[1]	5.500	05/15/2027	2,320,695
2,030,000	IL Finance Authority (Friendship Village Schaumburg)[1]	5.625	02/15/2037	1,933,534
1,000,000	IL Finance Authority (Lake Forest College)	6.000	10/01/2048	1,066,680
1,500,000	IL Finance Authority (Luther Oaks)	6.000	08/15/2039	1,504,650
850,000	IL Finance Authority (Luther Oaks)	6.000	08/15/2026	862,563
3,640,000	IL Finance Authority (Lutheran Social Services of Illinois/Vesper Management Corp. Obligated Group)[1]	5.125	08/15/2028	3,646,843
3,265,000	IL Finance Authority (Lutheran Social Services of Illinois/Vesper Management Corp. Obligated Group)[1]	5.000	08/15/2024	3,270,975
21,000,000	IL Finance Authority (Provena Health)[1]	7.750	08/15/2034	25,970,070
1,090,000	IL Finance Authority (RUMC/RCMC/CMH/RCF/TYW Obligated Group)[1]	7.250	11/01/2030	1,302,092
11,970,000	IL Finance Authority (St. Anthony Lassing)	6.500	12/01/2032	12,052,713
1,500,000	IL Finance Authority (The New Admiral at the Lake)	8.000	05/15/2040	1,520,430
5,775,000	IL Finance Authority (The New Admiral at the Lake)	8.000	05/15/2046	5,842,914
2,850,000	IL Finance Authority (Uno Charter School Network)[1]	7.125	10/01/2041	3,283,941
8,700,000	IL Health Facilities Authority[2]	6.900	11/15/2033	6,839,766
7,140,000	Lake County, IL Special Service Area No. 8[3]	7.125	03/01/2037	3,532,658
13,635,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)	7.125	01/01/2036	7,597,422
4,000,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[3]	6.125	03/01/2040	781,200
2,950,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[3]	5.750	03/01/2022	576,135
1,778,000	Manhattan, IL Special Service Area Special Tax (Lakeside Towns Liberty)[3]	5.750	03/01/2022	347,243
3,500,000	Plano, IL Special Service Area No. 5[3]	6.000	03/01/2036	2,486,610
4,595,000	Quad Cities, IL Regional EDA (Heritage Woods Moline)[1]	6.000	12/01/2041	4,263,976
5,810,000	Quad Cities, IL Regional EDA (Pheasant Ridge Apartments)[6]	6.375	08/01/2040	4,614,883
162	Robbins, IL Res Rec (Robbins Res Rec Partners)[1]	7.250	10/15/2024	168
2,500,000	Southwestern IL Devel. Authority (Comprehensive Mental Health Center)	6.625	06/01/2037	2,467,150
1,500,000	Southwestern IL Devel. Authority (Eden Retirement Center)	5.850	12/01/2036	1,292,835
13,655,000	Southwestern IL Devel. Authority (Local Government Programming)	7.000	10/01/2022	11,232,330
5,340,000	Southwestern IL Devel. Authority (Village of Sauget)[1]	5.625	11/01/2026	4,296,724

35      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon		Maturity	Value
Illinois (Continued)
$15,230,000	Southwestern IL Devel. Authority Solid Waste Disposal (Center Ethanol Company)	8.250%		12/01/2019	$10,974,738
12,795,000	Upper, IL River Valley Devel. Authority (DeerPath Huntley)	6.500		12/01/2032	12,883,414
7,960,000	Upper, IL River Valley Devel. Authority (Living Springs McHenry)[1]	6.100		12/01/2041	7,487,017
3,025,000	Vernon Hills, IL Tax Increment (Town Center)[1]	6.250		12/30/2026	3,081,477
3,035,000	Volo Village, IL Special Service Area (Lancaster Falls)[1]	5.750		03/01/2036	3,107,051
5,500,000	Volo Village, IL Special Service Area (Remington Pointe)[1]	6.450		03/01/2034	5,427,455
2,000,000	Will-Kankakee, IL Regional Devel. Authority (Senior Estates Supportive Living)[1]	7.000		12/01/2042	2,046,020
6,315,000	Yorkville, IL United City Special Services Area Special Tax (Bristol Bay)[1]	5.875		03/01/2036	6,405,178

					346,313,339

Indiana—1.2%
1,145,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)	9.000		12/01/2045	1,171,243
960,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)[1]	8.000		12/01/2045	987,581
4,300,000	Carmel, IN Redevel. District COP[1]	6.500		07/15/2035	4,660,383
5,805,000	East Chicago, IN Solid Waste Disposal (USG Corp.)	6.375		08/01/2029	5,813,533
1,475,000	East Chicago, IN Solid Waste Disposal (USG Corp.)	5.500		09/01/2028	1,515,459
25,000	Fort Wayne, IN Pollution Control (General Motors Corp.)	6.200		10/15/2025	—
1,000,000	Hammond, IN Local Public Improvement District[1]	6.750		08/15/2035	1,015,900
600,000	Hammond, IN Local Public Improvement District[1]	6.500		08/15/2030	608,532
1,675,000	IN Finance Authority (BHI Senior Living)[1]	5.500		11/15/2031	1,798,431
2,850,000	IN Finance Authority (BHI Senior Living)[1]	5.750		11/15/2041	3,061,755
11,505,000	IN Finance Authority (Marian University)[1]	6.375		09/15/2041	12,177,467
925,000	IN Finance Authority Educational Facilities (Irvington Community)[1]	9.000		07/01/2039	953,767
550,000	Indianapolis, IN Pollution Control (General Motors Corp.)	5.625		04/01/2049	6
9,104,030	North Manchester, IN Economic Devel. (Peabody Retirement Community)	5.130	[7]	12/01/2045	4,526,524
7,839,582	North Manchester, IN Economic Devel. (Peabody Retirement Community)[2]	1.000		12/01/2045	78
6,510,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)[1]	6.500		07/01/2022	7,062,113
230,000	St. Joseph County, IN Economic Devel. (Holy Cross Village Notre Dame)[1]	5.550		05/15/2019	230,306
4,735,000	Vincennes, IN Economic Devel. (Southwest Indiana Regional Youth Village)	6.250		01/01/2024	2,910,889
15,730,000	Wabash County, IN Economic Devel. (North Manchester Ethanol)	9.250		07/01/2020	12,268,142

36      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Indiana (Continued)
$4,500,000	Wabash County, IN Economic Devel. (North Manchester Ethanol)	14.000%		07/01/2020	$3,384,765

					64,146,874

Iowa—1.0%
940,000	IA Finance Authority (Amity Fellowserve)	6.375		10/01/2026	932,254
2,190,000	IA Finance Authority (Amity Fellowserve)	6.500		10/01/2036	2,122,351
715,000	IA Finance Authority (Amity Fellowserve)	6.000		10/01/2028	684,055
190,000	IA Finance Authority (Amity Fellowserve)	5.900		10/01/2016	193,591
1,160,000	IA Finance Authority (Boys & Girls Home and Family Services)[3]	5.900		12/01/2028	521,919
1,040,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)[1]	5.375		06/01/2025	933,764
360,990,000	IA Tobacco Settlement Authority	7.125	[4]	06/01/2046	9,212,465
27,230,000	IA Tobacco Settlement Authority	5.500		06/01/2042	22,480,815
15,000,000	IA Tobacco Settlement Authority (TASC)	5.625		06/01/2046	12,478,500

					49,559,714

Kansas—0.1%
745,000	Lenexa, KS Multifamily Hsg. (Meadows Apartments)[1]	7.950		10/15/2035	745,455
15,000	Olathe, KS Senior Living Facility (Catholic Care Campus)[1]	6.000		11/15/2038	14,960
3,954,058	Olathe, KS Tax Increment (Gateway)[2]	5.000		03/01/2026	2,027,048

					2,787,463

Kentucky—0.4%
2,160,000	Kuttawa, KY (1st Mtg.-GF/Kentucky)	6.750		03/01/2029	2,160,432
14,000,000	KY EDFA (Baptist Healthcare System)[5]	5.375		08/15/2024	15,685,880
1,000,000	KY EDFA (Masonic Home Independent Living II)[1]	7.375		05/15/2046	1,126,870
1,250,000	KY EDFA (Masonic Home Independent Living II)[1]	7.250		05/15/2041	1,401,700

					20,374,882

Louisiana—0.4%
20,000	De Soto Parish, LA Environmental Improvement (International Paper Company)[1]	5.600		11/01/2022	20,056
1,200,000	Juban Park, LA Community Devel. District Special Assessment[3]	5.150		10/01/2014	277,080
11,415,000	LA HFA (La Chateau)[1]	7.250		09/01/2039	11,899,681
810,000	LA Local Government EF&CD Authority (Cypress Apartments)[1]	8.000		04/20/2028	790,803
370,000	LA Local Government EF&CD Authority (Sharlo Apartments)	8.000		06/20/2028	240,419
555,000	LA Public Facilities Authority (Progressive Healthcare)[2]	6.375		10/01/2020	487,817
5,350,000	LA Public Facilities Authority (Progressive Healthcare)[2]	6.375		10/01/2028	4,531,985

37      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon		Maturity	Value
Louisiana (Continued)
$7,400,000	Lakeshore Villages, LA Master Community Devel. District[2]	5.250%		07/01/2017	$2,740,220

					20,988,061

Maine—0.4%
2,000,000	ME H&HEFA (Maine General Medical Center)[1]	6.750		07/01/2041	2,191,420
4,800,000	Rumford, ME Pollution Control (Boise Cascade Corp.)	6.625		07/01/2020	4,814,592
12,265,000	Rumford, ME Solid Waste Disposal (Boise Cascade Corp.)	6.875		10/01/2026	12,302,286

					19,308,298

Maryland—0.0%
2,250,000	Salisbury, MD Special Obligation (Villages at Aydelotte Farm)[3]	5.250		01/01/2037	818,843

Massachusetts—1.7%
2,630,000	MA Devel. Finance Agency (Eastern Nazarene College)[1]	5.625		04/01/2029	2,635,207
6,905,000	MA Devel. Finance Agency (Lasell College)[1]	6.000		07/01/2041	7,765,294
321,825	MA Devel. Finance Agency (Linden Ponds)[1]	5.500		11/15/2046	224,534
1,600,702	MA Devel. Finance Agency (Linden Ponds)	0.965	[4]	11/15/2056	7,107
6,062,305	MA Devel. Finance Agency (Linden Ponds)[1]	6.250		11/15/2046	4,800,436
685,000	MA Devel. Finance Agency (Linden Ponds)[1]	6.250		11/15/2018	666,916
236,453	MA Devel. Finance Agency (Northern Berkshire Healthcare)[2]	3.184	[4]	02/15/2043	2
448,200	MA Devel. Finance Agency (Northern Berkshire Healthcare)[2]	0.000	[11]	02/15/2043	5
362,228	MA Devel. Finance Agency (Northern Berkshire Healthcare)[3]	6.000		02/15/2043	144,830
1,000,000	MA Devel. Finance Agency (VOA Concord)[1]	5.200		11/01/2041	893,440
13,990,000	MA Educational Financing Authority, Series H5	6.350		01/01/2030	14,951,427
9,980,000	MA HFA, Series A5	5.300		06/01/2049	10,133,713
21,360,000	MA HFA, Series A5	5.250		07/01/2025	21,386,471
17,790,000	MA HFA, Series C5	5.350		12/01/2042	18,308,756
8,015,000	MA HFA, Series C5	5.400		12/01/2049	8,120,681
50,000	MA Port Authority (Delta Air Lines)[1]	5.000		01/01/2027	50,054

					90,088,873

Michigan—3.6%
1,720,000	Detroit, MI City School District	5.000		05/01/2031	1,834,139
10,100,000	Detroit, MI City School District[5]	6.000		05/01/2029	11,779,125
1,330,000	Detroit, MI GO	5.250		04/01/2022	1,230,729
5,850,000	Detroit, MI GO	5.000		04/01/2021	5,469,691
250,000	Detroit, MI GO1	5.250		11/01/2035	260,167
350,000	Detroit, MI GO	5.250		04/01/2017	346,994
1,000,000	Detroit, MI GO	5.250		04/01/2020	750,620
40,000	Detroit, MI GO1	5.375		04/01/2015	39,762
2,210,000	Detroit, MI GO	5.250		04/01/2021	1,654,760
2,260,000	Detroit, MI GO	5.250		04/01/2020	2,115,337
100,000	Detroit, MI GO	5.250		04/01/2023	69,226

38      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Michigan (Continued)
$2,440,000	Detroit, MI Local Devel. Finance Authority	6.700%		05/01/2021	$2,440,390
1,540,000	Detroit, MI Local Devel. Finance Authority	6.850		05/01/2021	1,540,185
270,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)	5.375		05/01/2018	266,871
100,000	Detroit, MI Water Supply System[1]	5.000		07/01/2034	98,816
80,000	Detroit, MI Water Supply System[1]	5.000		07/01/2034	79,053
500,000	Kalamazoo, MI EDC (Heritage Community)	5.500		05/15/2036	476,780
430,000	Macomb, MI Public Academy[1]	6.750		05/01/2037	431,552
1,400,000	MI Finance Authority (Old Redford Public School Academy)[1]	5.900		12/01/2030	1,348,214
13,320,000	MI Hospital Finance Authority (McLaren Health Care Corp.)[5]	5.000		08/01/2035	13,479,973
2,590,000	MI Hospital Finance Authority (Oakwood Obligated Group)[1]	5.000		07/15/2037	2,641,930
840,000	MI Public Educational Facilities Authority (American Montessori)	6.500		12/01/2037	817,320
1,400,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000		12/01/2035	1,344,602
1,299,000	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	7.875		08/31/2028	1,327,357
3,200,000	MI Strategic Fund Solid Waste (Genesee Power Station)	7.500		01/01/2021	3,200,064
3,048,780,000	MI Tobacco Settlement Finance Authority	7.968	[4]	06/01/2058	15,304,876
429,990,000	MI Tobacco Settlement Finance Authority	6.318	[4]	06/01/2052	5,465,173
5,000,000	MI Tobacco Settlement Finance Authority[1]	6.875		06/01/2042	4,628,650
1,625,000	Pontiac, MI City School District	4.500		05/01/2020	1,399,791
1,500,000	Star International Academy, MI (Public School Academy)	5.000		03/01/2033	1,510,815
52,930,000	Wayne County, MI Airport Authority (Detroit MetroWayne Airport)[5]	5.000		12/01/2029	55,206,850
10,000,000	Wayne County, MI Airport Authority (Detroit MetroWayne Airport)[5]	5.000		12/01/2034	10,393,997
25,000,000	Wayne County, MI GO1	2.151	[7]	12/01/2016	24,939,000
14,025,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)[1]	6.000		12/01/2029	14,052,629

					187,945,438

Minnesota—0.9%
3,000,000	Columbia Heights, MN Multifamily & Health Care Facilities (Crest View Corp.)	5.700		07/01/2042	2,798,130
2,830,000	Eveleth, MN Multifamily (Manor House Woodland)	5.700		10/01/2036	2,159,007
1,510,000	Eveleth, MN Multifamily (Manor House Woodland)	5.500		10/01/2025	1,258,978
1,000,000	Falcon Heights, MN (Kaleidoscope Charter School)[1]	6.000		11/01/2037	1,005,260
6,370,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)	6.850		12/01/2029	6,389,365
14,680,000	Lamberton, MN Solid Waste (Highwater Ethanol)	8.500		12/01/2022	12,502,516

39      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)
$5,340,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.500%	04/01/2042	$4,621,289
730,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.400	04/01/2028	672,585
1,000,000	Minneapolis, MN Tax Increment (Ivy Tower)	5.700	02/01/2029	950,150
500,000	Minneapolis, MN Tax Increment (Ivy Tower)	5.500	02/01/2022	499,965
2,100,000	Northwest MN Multi-County Hsg. & Redevel. Authority	5.450	07/01/2041	2,027,508
500,000	Pine City, MN Health Care & Hsg. (North Branch)[1]	6.125	10/20/2047	500,250
830,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.375	08/01/2021	856,436
790,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.625	02/01/2031	802,316
1,605,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)[1]	7.000	09/15/2037	1,605,353
1,745,994	St. Paul, MN Hsg. & Redevel. Authority (Episcopal Nursing Home)[1]	5.630	10/01/2033	1,777,701
2,837,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)[1]	6.250	03/01/2029	2,883,754
650,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)[1]	6.000	09/01/2036	659,022
400,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)[1]	5.750	09/01/2026	405,492
2,305,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (Hmong College Prep Academy)	5.500	09/01/2043	2,325,837
700,000	St. Paul, MN Port Authority (Great Northern)[1]	6.000	03/01/2030	711,207
492,956	St. Paul, MN Port Authority Parking Revenue (4th Parking Ramp)[3]	8.000	12/01/2027	116,441
880,000	Wadena, MN Hsg. & Redevel. Authority (Humphrey Manor East)	6.000	02/01/2019	798,829

				48,327,391

Mississippi—0.3%
2,540,000	Meridian, MS Tax Increment (Meridian Crossroads)[1]	8.750	12/01/2024	2,843,987
3,885,000	MS Business Finance Corp. (Intrinergy Wiggins)[2]	8.000	01/01/2023	3,548,598
1,755,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.375	10/01/2028	1,869,689
1,395,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.250	10/01/2027	1,481,783
16,410,000	Stonebridge, MS Public Improvement District Special Assessment[3]	7.500	10/01/2042	3,958,092

				13,702,149

Missouri—1.5%
400,000	Belton, MO Tax Increment (Belton Town Center)[1]	5.625	03/01/2025	403,624
250,000	Belton, MO Tax Increment (Belton Town Center)[1]	5.500	03/01/2020	256,040
730,000	Branson Hills, MO Infrastructure Facilities[3]	5.500	04/01/2022	430,904
750,000	Branson Hills, MO Infrastructure Facilities[3]	5.500	04/01/2027	414,877
500,000	Branson Hills, MO Infrastructure Facilities[2]	5.000	04/01/2017	380,690
500,000	Branson Hills, MO Infrastructure Facilities[2]	5.000	04/01/2016	370,920

40      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Missouri (Continued)
$4,900,000	Branson, MO Commerce Park Community Improvement District[2]	5.750%	06/01/2026	$1,617,490
2,485,000	Branson, MO IDA (Branson Hills Redevel.)	5.750	05/01/2026	2,509,676
13,000,000	Branson, MO IDA (Branson Hills Redevel.)	7.050	05/01/2027	13,075,920
1,200,000	Branson, MO IDA (Branson Landing)	5.250	06/01/2021	1,192,692
2,470,000	Branson, MO IDA (Branson Landing)	5.500	06/01/2029	2,300,657
22,700,000	Branson, MO IDA (Branson Shoppe Redevel.)[1]	5.950	11/01/2029	23,030,058
570,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)	6.125	12/01/2036	477,865
1,100,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.625	04/01/2027	982,729
1,215,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.500	04/01/2021	1,174,844
1,250,000	Jennings, MO Tax Increment & Community Improvement (Northland Redevel. Area)[1]	5.000	11/01/2023	1,250,650
1,245,000	Kansas City, MO IDA (West Paseo)[1]	6.750	07/01/2036	1,223,262
1,400,000	Kansas City, MO Tax Increment (Shoal Creek Parkway)[1]	6.500	06/01/2025	1,421,546
750,000	Lees Summit, MO IDA (Kensington Farms)[1]	5.750	03/01/2029	752,753
1,300,000	Lees Summit, MO IDA (Kensington Farms)[1]	5.500	03/01/2021	1,334,970
2,800,000	Lees Summit, MO Tax (Summit Fair Community Improvement District)	6.000	05/01/2042	2,861,012
2,365,000	Liberty, MO Tax Increment (Liberty Triangle)[1]	5.875	10/01/2029	2,411,543
3,020,000	MO Dardenne Town Square Transportation Devel. District[2]	5.000	05/01/2026	1,517,943
3,825,000	MO Dardenne Town Square Transportation Devel. District[2]	5.000	05/01/2036	1,498,176
225,000	MO Grindstone Plaza Transportation Devel. District	5.250	10/01/2021	213,966
400,000	MO Grindstone Plaza Transportation Devel. District	5.400	10/01/2026	349,156
115,000	MO Grindstone Plaza Transportation Devel. District	5.550	10/01/2036	92,819
726,000	Northwoods, MO Transportation Devel. District[6]	5.850	02/01/2031	650,278
4,580,000	St. Louis, MO IDA (Railway Exchange Building Redevel.)	8.000	04/27/2033	2,065,901
2,442,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)	6.000	08/21/2026	1,498,240
2,034,000	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500	05/29/2028	1,273,467
1,660,000	St. Louis, MO Tax Increment (Printers Lofts)[2]	6.000	08/21/2026	765,609
3,043,000	St. Louis, MO Tax Increment (Security Building Redevel.)[3]	6.300	04/01/2027	1,411,070
1,510,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500	01/20/2028	992,901
2,367,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500	01/20/2028	2,102,109
1,108,000	St. Louis, MO Tax Increment Financing, Series A	5.500	09/02/2028	674,694
975,000	Stone Canyon, MO Improvement District (Infrastructure)[3]	5.750	04/01/2027	483,230
1,865,000	Stone Canyon, MO Improvement District (Infrastructure)[3]	5.700	04/01/2022	924,331

41      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon		Maturity	Value
Missouri (Continued)
$1,185,000	Suemandy, MO Mid-Rivers Community Improvement District[1]	7.500%		10/01/2029	$1,289,102

					77,677,714

Montana—0.1%
5,935,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)	0.000	[11]	09/01/2031	4,694,229
1,650,000	MT Facilities Finance Authority (St. John’s Lutheran)[1]	6.125		05/15/2036	1,675,311
1,125,000	MT Facilities Finance Authority (St. John’s Lutheran)[1]	6.000		05/15/2025	1,155,454

					7,524,994

Nebraska—0.7%
955,000	Beatrice, NE Community Redevel. Authority (Beatrice Biodiesel)[1]	6.625		12/01/2021	925,328
20,000,000	Douglas County, NE Hospital Authority (Methodist Health System)[5]	5.750		11/01/2048	22,533,710
1,250,000	Mead Village, NE Tax Increment (Mead Biofuels)[3]	5.750		01/01/2022	342,875
2,400,000	NE Educational Facilities Authority (Midland Lutheran College)	5.600		09/15/2029	2,248,632
6,960,000	Santee Sioux Nation, NE Tribal Health Care (Indian Health Service)[1]	8.750		10/01/2020	7,225,733
45,745,000	Saunders County, NE Individual Devel. (Mead Biofuels)[3]	7.000		12/01/2026	4,966,077

					38,242,355

Nevada—0.1%
770,000	Clark County, NV Improvement District[1]	5.050		02/01/2031	647,454
1,000,000	Clark County, NV Improvement District[1]	5.000		02/01/2026	907,830
445,000	Mesquite, NV Special Improvement District (Canyon Creek)[1]	5.500		08/01/2025	385,139
120,000	Mesquite, NV Special Improvement District (Canyon Creek)[1]	5.400		08/01/2020	113,028
1,725,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[1]	6.150		08/01/2037	1,736,816

					3,790,267

New Hampshire—0.1%
1,780,000	NH Business Finance Authority (Air Cargo at Pease)[2]	6.750		04/01/2024	953,226
1,465,000	NH Business Finance Authority (Huggins Hospital)[1]	6.875		10/01/2039	1,558,775
4,620,000	NH H&EFA (Franklin Pierce College)	6.050		10/01/2034	4,103,530
515,000	NH HE&HFA (Franklin Pierce College)	5.300		10/01/2028	437,065

					7,052,596

New Jersey—6.5%
3,750,000	NJ EDA (Continental Airlines)	5.625		11/15/2030	3,999,600
7,250,000	NJ EDA (Continental Airlines)	5.625		11/15/2030	7,707,765

42      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$200,000	NJ EDA (Continental Airlines)	4.875%		09/15/2019	$204,756
865,164	NJ EDA (Empowerment Zone-Cumberland)[3]	7.750		03/01/2021	9
7,505,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000		05/01/2044	8,153,957
7,505,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000		05/01/2044	8,153,957
7,490,000	NJ EDA (Engel Burman at Woodcliff Lake)[1]	8.000		05/01/2044	8,137,660
11,000,000	NJ EDA (GMT Realty)	6.875		01/01/2037	11,088,770
8,450,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)	7.250		07/01/2027	8,453,380
104,055,000	NJ Tobacco Settlement Financing Corp.	5.000		06/01/2041	77,407,555
96,125,000	NJ Tobacco Settlement Financing Corp.[5]	5.000		06/01/2029	80,692,495
8,000,000	NJ Tobacco Settlement Financing Corp.	4.625		06/01/2026	6,941,680
154,950,000	NJ Tobacco Settlement Financing Corp.	4.750		06/01/2034	116,102,486
210,000	Weehawken Township, NJ GO1	6.000		08/01/2021	249,636
210,000	Weehawken Township, NJ GO1	6.000		08/01/2022	247,525

					337,541,231

New Mexico—0.2%
182,000	Dona Ana County, NM Multifamily (Montana Meadows Apartments)	8.500		12/01/2015	182,124
500,000	Mariposa East, NM Public Improvement District[3]	5.750		09/01/2021	415,140
775,000	Mariposa East, NM Public Improvement District[3]	5.500		09/01/2016	663,671
875,000	Montecito Estates, NM Public Improvement District[1]	7.000		10/01/2037	901,294
2,750,000	NM Hospital Equipment Loan Council (Gerald Champion Memorial Hospital)	5.500		07/01/2042	2,388,210
146,000	NM Regional Hsg. Authority (Wildewood Apartments)[1]	8.750		12/01/2020	146,035
1,925,000	NM Trails Public Improvement District	7.750		10/01/2038	1,878,781
4,560,000	Saltillo, NM Improvement District[1]	7.625		10/01/2037	4,688,090
1,000,000	Ventana West, NM Public Improvement District Special Levy[1]	6.875		08/01/2033	1,001,000

					12,264,345

New York—8.6%
3,000,000	Albany, NY IDA (New Covenant Charter School)[3]	7.000		05/01/2035	450,180
14,980,000	Brookhaven, NY IDA (BK at Lake Grove)[1]	7.750	[7]	11/01/2046	15,940,518
15,015,000	Brookhaven, NY IDA (BK at Lake Grove)[1,6]	7.750	[7]	11/01/2046	15,999,083
10,000,000	Brookhaven, NY IDA (BK at Lake Grove)[1]	7.750	[7]	11/01/2046	10,641,200
17,700,000	Erie County, NY Tobacco Asset Securitization Corp.	5.635	[4]	06/01/2055	152,043
1,010,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2045	764,590
9,345,000	Islip, NY IDA (Engel Burman at Sayville)	6.500	[7]	11/01/2045	9,502,276
5,705,000	Islip, NY IDA (Engel Burman at Sayville)	6.500	[7]	11/01/2045	5,801,015
14,060,000	Islip, NY IDA (Engel Burman at Sayville)	6.500	[7]	11/01/2045	14,296,630
1,500,000	Islip, NY IDA (Engel Burman at Sayville)[1]	7.750	[7]	11/01/2045	1,603,140
1,000,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	6.000		06/01/2030	1,123,250
2,800,000	Nassau County, NY IDA (Amsterdam at Harborside)[2]	6.700		01/01/2043	2,008,972

43      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$7,120,000	Nassau County, NY IDA (Amsterdam at Harborside)[2]	9.336%[7]		01/01/2028	$5,108,529
1,000,000	Nassau County, NY IDA (Amsterdam at Harborside)[2]	6.500		01/01/2027	717,490
2,895,000	Nassau County, NY Tobacco Settlement Corp.	5.125		06/01/2046	2,182,598
2,000,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	5.000		06/01/2035	1,648,940
412,100,000	NY Counties Tobacco Trust V	7.151	[4]	06/01/2060	1,673,126
500,000,000	NY Counties Tobacco Trust V	6.724	[4]	06/01/2060	1,970,000
37,380,000	NY Liberty Devel. Corp. (Bank of America Tower)[5,9]	5.125		01/15/2044	39,955,049
900,000	NY MTA, Series D	5.250		11/15/2029	1,046,025
560,000	NY MTA, Series D	5.250		11/15/2028	656,258
485,000	NY MTA, Series D	5.250		11/15/2027	573,847
900,000	NY MTA, Series D	5.250		11/15/2032	1,025,847
900,000	NY MTA, Series D	5.250		11/15/2033	1,021,257
900,000	NY MTA, Series D	5.250		11/15/2030	1,041,327
900,000	NY MTA, Series D	5.250		11/15/2031	1,035,099
1,500,000	NY TSASC, Inc. (TFABs)	5.125		06/01/2042	1,198,500
8,765,000	NY/NJ Port Authority Austin Trust Inverse Certificates	9.336	[10]	04/01/2036	9,268,111
59,000,000	NYC IDA (American Airlines)[1]	7.625		08/01/2025	64,820,940
14,200,000	NYC IDA (American Airlines)[1]	8.000		08/01/2028	15,703,496
40,000,000	NYC IDA (American Airlines)[1]	7.750		08/01/2031	44,188,800
2,995,000	NYC IDA (American Airlines)[1]	8.500		08/01/2028	3,141,276
19,550,000	NYC IDA (British Airways)[1]	7.625		12/01/2032	19,652,442
8,630,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	6.200		10/01/2022	8,289,288
5,500,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	5.650		10/01/2028	4,700,795
5,045,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	5.750		10/01/2036	4,139,473
12,955,000	NYC Municipal Water Finance Authority[5]	5.750		06/15/2040	14,837,472
21,000,000	NYS DA (St. Mary’s Hospital for Children)	7.875		11/15/2041	22,490,160
75,000	NYS DA (State Personal Income Tax Authority)[1]	5.000		03/15/2035	76,910
26,750,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.750		11/15/2051	30,033,028
200,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2025	200,532
3,200,000	Port Authority NY/NJ (KIAC)[1]	6.750		10/01/2019	3,174,368
8,385,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	6.000		06/01/2048	6,915,697
1,443,422	Westchester County, NY Healthcare Corp., Series A1	5.000		11/01/2044	1,536,205
7,497,808	Westchester County, NY IDA (EBC White Plains)	8.000	[7]	11/01/2043	8,202,677
7,497,808	Westchester County, NY IDA (EBC White Plains)[1]	8.000	[7]	11/01/2043	8,202,677
7,497,795	Westchester County, NY IDA (EBC White Plains)	8.000	[7]	11/01/2043	8,202,663
9,640,000	Westchester County, NY IDA (Engel Burman at Armonk)	6.500	[7]	11/01/2045	9,802,241

44      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$9,640,000	Westchester County, NY IDA (Engel Burman at Armonk)	6.500%[7]		11/01/2045	$9,802,241
9,795,000	Westchester County, NY IDA (Engel Burman at Armonk)	6.500	[7]	11/01/2045	9,959,850
2,000,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.125		06/01/2045	1,565,600
2,600,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-C	6.200		03/01/2020	2,600,364

					450,644,095

North Carolina—0.1%
1,500,000	NC Medical Care Commission (AHACHC)[1]	5.800		10/01/2034	1,521,450
1,650,000	NC Medical Care Commission (Whitestone)[1]	7.750		03/01/2031	1,858,923

					3,380,373

North Dakota—0.0%
45,000	Cass County, ND Industrial Devel. Revenue (Fraser Ltd.)[1]	7.000		11/01/2015	44,579
2,505,000	Richland County, ND Hsg. (Birchwood Properties)	6.750		05/01/2029	2,436,388

					2,480,967

Ohio—8.4%
9,950,000	Allen County, OH Hospital Facilities (Catholic Healthcare)[5]	5.000		06/01/2038	10,528,875
77,055,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.250		06/01/2037	64,116,695
120,705,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875		06/01/2047	94,428,728
18,115,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.375		06/01/2024	15,378,910
2,347,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.532	[4]	06/01/2052	25,019,020
44,380,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.500		06/01/2047	37,440,743
30,200,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875		06/01/2030	24,584,310
38,115,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.125		06/01/2024	31,939,608
12,937,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.000		06/01/2042	10,268,356
15,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.750		06/01/2034	11,970,000
1,280,000	Butler County, OH Hsg. (Anthony Wayne Apartments)[2]	6.500		09/01/2030	1,048,000
5,645,000	Butler County, OH Port Authority (Maple Knoll Communities)	7.000		07/01/2043	5,810,229
4,495,000	Centerville, OH Health Care (Bethany Lutheran Village)[1]	6.000		11/01/2038	4,598,115
5,000	Cleveland, OH Airport (Continental Airlines)	5.700		12/01/2019	5,013

45      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon	Maturity	Value
Ohio (Continued)
$4,500,000	Cleveland-Cuyahoga County, OH Port Authority (St. Clarence)[1]	6.250%	05/01/2038	$4,499,460
325,000	Columbus-Franklin County, OH Finance Authority, Series A1	6.000	05/15/2035	327,041
9,840,000	Cuyahoga County, OH Hospital Facilities (CSAHS-UHHS-Cuyahoga/Canton Obligated Group)[1]	7.500	01/01/2030	9,842,362
32,500,000	Gallia County, OH Hospital Facilities (Holzer/HHlthS/HMCG/HMCJ Obligated Group)	8.000	07/01/2042	35,709,050
7,500,000	Grove City, OH Tax Increment Financing[1]	5.375	12/01/2031	7,649,700
1,450,000	Hancock County, OH Hospital (BVRHC/BVHF Obligated Group)[1]	6.250	12/01/2034	1,661,004
629,413	Hickory Chase, OH Community Authority Infrastructure Improvement	7.000	12/01/2038	503,531
125,000	Lake County, OH Hospital Facilities (Lake Hospital System)[1]	5.750	08/15/2038	133,081
595,000	Lorain County, OH Port Authority (Alumalloy LLC)[1]	6.000	11/15/2025	572,081
10,000,000	Montgomery County, OH (Miami Valley Hospital)[5]	5.750	11/15/2023	11,642,800
7,560,000	OH Higher Education Facility Commission (Ashland University)	6.250	09/01/2024	7,206,646
16,320,000	OH Port Authority of Columbiana Solid Waste (Apex Environmental)[2,8]	7.250	08/01/2034	11,697,850
14,000,000	OH Solid Waste Disposal (General Motors Corp.)	6.300	12/01/2032	140
1,815,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300	02/15/2024	1,273,077
2,500,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400	02/15/2034	1,753,750
4,100,000	Southeastern OH Port Authority Hospital Facility (Memorial Health System)	5.750	12/01/2032	4,155,145
1,955,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)	5.400	11/01/2036	973,609
3,415,000	Warren County, OH Port Authority (Corridor 75 Park)	7.500	12/01/2034	3,556,313

				440,293,242

Oklahoma—0.2%
1,700,000	Ardmore, OK Devel. Authority (Airpark Increment District)[1]	5.750	11/01/2022	1,728,662
1,500,000	Atoka County, OK Healthcare Authority (Atoka Memorial Hospital)	6.625	10/01/2037	1,445,745
4,905,000	Grady County, OK Criminal Justice Authority	7.000	11/01/2041	4,627,671
100,000	OK Ordnance Works Authority Sewer & Solid Waste Disposal Facilities (Ralston Purina Group)[1]	6.500	09/01/2026	100,231

				7,902,309

Oregon—0.1%
5,000	Lane County, OR Hsg. Authority & Community Services (Firewood)[1]	6.600	11/01/2015	5,018
795,000	OR Facilities Authority (Concordia University)[1]	6.125	09/01/2030	838,470

46      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Oregon (Continued)
$15,000	OR GO (Elderly & Disabled Hsg.)[1]	5.300%		08/01/2032	$15,018
1,300,000	Salem, OR Hospital Finance Authority (Capital Manor)	6.000		05/15/2047	1,363,804
370,000	Western Generation, OR Agency Cogeneration (Wauna Cogeneration)[1]	5.000		01/01/2021	376,379

					2,598,689

Pennsylvania—1.0%
500,000	Luzerne County, PA IDA[1]	7.750		12/15/2027	513,550
1,295,000	Luzerne County, PA IDA[1]	7.500		12/15/2019	1,327,492
8,238,655	Northampton County, PA IDA (Northampton Generating)[1,6,12]	5.000		12/31/2023	7,201,491
24,937,498	PA EDFA (Bionol Clearfield)[3]	8.500		07/01/2015	1,113,958
1,500,000	PA EDFA (National Gypsum Company)[1]	6.250		11/01/2027	1,500,615
11,500,000	PA Geisinger Authority Health System, Series A5	5.250		06/01/2039	12,432,305
4,000,000	PA HEFA (Shippensburg University)[1]	6.250		10/01/2043	4,388,160
1,500,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)	6.125		03/15/2043	1,532,595
1,165,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)	5.500		06/15/2022	1,205,519
4,000,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)	5.500		06/15/2032	3,884,600
5,250,000	Philadelphia, PA H&HEFA (Temple University Health System)	5.625		07/01/2042	5,328,382
3,350,000	Philadelphia, PA H&HEFA (Temple University Health System)	5.625		07/01/2036	3,412,980
5,945,000	York, PA GO1	7.250		11/15/2041	6,605,489

					50,447,136

Rhode Island—1.4%
44,240,000	Central Falls, RI Detention Facility[2]	7.250		07/15/2035	26,497,548
9,835,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[5]	5.200		10/01/2047	9,963,563
42,825,000	RI Tobacco Settlement Financing Corp. (TASC)	7.868	[4]	06/01/2052	334,514
8,225,000	RI Tobacco Settlement Financing Corp. (TASC)[1]	6.250		06/01/2042	8,224,589
52,090,000	RI Tobacco Settlement Financing Corp. (TASC)	6.125	[4]	06/01/2052	551,633
25,605,000	RI Tobacco Settlement Financing Corp. (TASC), Series A1	6.125		06/01/2032	25,657,234

					71,229,081

South Carolina—0.5%
1,375,000	Allendale County, SC School District Energy Savings Special Obligation[1]	8.500		12/01/2018	1,388,970
6,853,000	Hardeeville, SC Assessment Revenue (Anderson Tract Municipal Improvement District)	7.750		11/01/2039	6,347,454
15,605,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)	6.200		11/01/2036	14,935,702
200,000	SC Connector 2000 Assoc. Toll Road, Series B	6.300	[4]	01/01/2026	28,978
7,620,000	SC Connector 2000 Assoc. Toll Road, Series B	2.886	[4]	01/01/2020	1,605,229
8,500,000	SC Connector 2000 Assoc. Toll Road, Series B	6.621	[4]	01/01/2024	1,422,050

47      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon		Maturity	Value
South Carolina (Continued)
$1,150,000	SC Jobs-EDA (Lutheran Homes of South Carolina)	5.125%		05/01/2048	$1,114,913
650,000	SC Jobs-EDA (Lutheran Homes of South Carolina)	5.000		05/01/2043	623,181

					27,466,477

South Dakota—0.0%
1,000,000	Lower Brule, SD Sioux Tribe, Series B1	5.500		05/01/2019	903,760
1,425,000	Turner County, SD Tax Increment[1]	5.000		12/15/2026	1,409,952

					2,313,712

Tennessee—0.4%
8,890,000	Memphis, TN HE&HFB (NH/Mendenhall Hsg./Highland Hsg./NTH/VH Obligated Group)[3]	5.750	[7]	04/01/2042	2,933,700
215,000	Memphis-Shelby County, TN Airport Authority (Express Airlines)[2]	6.125		12/01/2016	6
9,000,000	Shelby County, TN HE&HFB (Trezevant Manor)	5.500		09/01/2047	8,912,610
6,575,000	Shelby County, TN HE&HFB (Trezevant Manor)	8.000		09/01/2044	7,047,348

					18,893,664

Texas—10.2%
230,000	Beaumont, TX Multifamily HDC (Madison on the Lake Apartments)	7.750		12/01/2028	221,515
1,460,000	Bexar County, TX HFC (Perrin Square)[3]	9.750		11/20/2031	72,956
2,345,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[2]	6.300	[7]	07/01/2032	216,912
13,500,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[2]	5.400		05/01/2029	1,248,750
41,315,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[2]	5.000		03/01/2041	3,821,637
10,000,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[2]	7.700		03/01/2032	925,000
11,420,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[3]	6.750		10/01/2038	1,056,350
26,120,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[3]	7.700		04/01/2033	2,416,100
16,105,000	Cambridge, TX Student Hsg. (Cambridge Student Hsg. Devel.)[1]	7.000		11/01/2039	19,229,692
750,000	Clifton, TX Higher Education Finance Corp. (Idea Public Schools)[1]	5.750		08/15/2041	823,973
2,115,000	Danbury, TX Higher Education Finance Corp. (Island Foundation)[1]	6.250		02/15/2036	2,115,085
22,450,000	Donna, TX GO1	6.250		02/15/2037	21,183,371
1,500,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)[1]	6.500		09/01/2036	1,516,155
1,500,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)[1]	6.125		09/01/2028	1,521,030
2,000,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)[1]	6.750		09/01/2043	2,017,160
10,000,000	Grand Parkway, TX Transportation Corp.[5]	5.000		04/01/2053	10,693,200
11,238,709	Gulf Coast, TX IDA (Microgy Holdings)[3]	7.000		12/01/2036	112

48      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Texas (Continued)
$20,000	Gulf Coast, TX IDA Solid Waste (Citgo Petroleum Corp.)	8.000%		04/01/2028	$20,030
3,225,000	Harris County, TX Cultural Education Facilities Finance Corp. (Space Center Houston)[1]	7.000		08/15/2028	3,459,425
2,750,000	HFDC of Central TX (Legacy at Willow Bend Retirement Community)[1]	5.750		11/01/2036	2,777,418
2,000,000	HFDC of Central TX (Lutheran Social Services of the South)	6.875		02/15/2032	2,001,340
7,980,000	Houston, TX Airport Special Facilities (Continental Airlines)	5.700		07/15/2029	7,997,476
7,290,000	Houston, TX Airport Special Facilities (Continental Airlines)	5.700		07/15/2029	7,305,965
2,000,000	Houston, TX Airport System[1]	5.000		07/01/2024	2,270,180
555,000	Houston, TX Airport System[1]	5.000		07/01/2026	618,542
1,210,000	Houston, TX Airport System[1]	5.000		07/01/2025	1,360,524
815,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500		05/15/2031	956,158
750,000	Houston, TX Higher Education Finance Corp. (Ninos)	6.000		08/15/2041	800,730
500,000	Houston, TX Higher Education Finance Corp. (Ninos)	6.000		08/15/2036	536,805
6,110,000	Maverick County, TX GO COP	8.750		03/01/2034	5,906,109
1,800,000	Maverick County, TX GO COP	8.750		03/01/2034	1,739,934
550,000	Midlothian, TX Devel. Authority Tax Increment[1]	5.125		11/15/2026	555,896
1,950,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)	6.000		04/01/2045	2,174,757
785,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)	5.875		04/01/2036	873,854
30,000	Newark, TX Cultural Education Facilities Finance Corp.[1]	7.250		08/15/2021	34,658
1,630,000	Newark, TX Cultural Education Facilities Finance Corp. (A.W. Brown Fellowship Charter School)	6.000		08/15/2042	1,690,229
1,600,000	North Central TX HFC (Village Kaufman Apartments)	6.150	[7]	01/01/2043	1,629,408
38,000,000	North Central TX HFDC (Children’s Medical Center)[5]	5.750		08/15/2039	41,982,400
16,000,000	North TX Tollway Authority[5]	5.750		01/01/2048	18,104,800
5,920,000	North TX Tollway Authority[5]	5.750		01/01/2048	6,698,776
3,000,000	Red River, TX Health Facilities Devel. Corp. (Happy Harbor Methodist Home)	8.000		11/15/2049	3,129,720
2,100,000	Sabine Neches, TX HFC (Fox Run Apartments)	6.150		01/01/2043	2,138,598
2,127,993	Sabine Neches, TX HFC (Single Family Mtg.)[5]	5.430		12/01/2039	2,370,736
1,800,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)[2]	6.450	[7]	06/01/2021	166,500
4,100,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)[3]	6.150		08/01/2022	379,250
10,000,000	San Jacinto, TX Community College District[5]	5.125		02/15/2038	11,145,500

49      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$27,085,000	Sanger, TX Industrial Devel. Corp. (Texas Pellets)[1]	7.500%	07/01/2038	$28,407,561
5,110,000	Springhill, TX Courtland Heights Public Facility Corp.	5.850	12/01/2028	3,214,088
14,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[5]	5.750	11/15/2024	16,226,280
34,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[5]	6.250	11/15/2029	39,406,680
3,810,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community)[1]	5.750	11/15/2037	3,865,931
13,500,000	Tarrant County, TX Health Facilities Devel. Corp. (Cook Childrens Medical Center)[5]	5.000	12/01/2033	14,929,650
27,525,000	Travis County, TX HFDC (Longhorn Village)	7.125	01/01/2046	29,522,489
1,600,000	Travis County, TX HFDC (Querencia Barton Creek)[1]	5.650	11/15/2035	1,606,720
2,495,000	Trinity, TX River Authority (TXU Energy Company) [3]	6.250	05/01/2028	230,788
20,200,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)[1]	7.750	10/01/2037	21,936,796
34,600,000	TX Angelina & Neches River Authority (Aspen Power)[3]	6.500	11/01/2029	15,520,176
117,755,000	TX Municipal Gas Acquisition & Supply Corp.[5]	6.250	12/15/2026	143,026,543
1,600,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)[1]	6.250	09/01/2036	1,626,912
200,000	TX Student Hsg. Corp. (University of North Texas)	6.850	07/01/2031	162,460
635,000	TX Student Hsg. Corp. (University of North Texas)	6.750	07/01/2021	544,665
2,103,000	Vintage Township, TX Public Facilities Corp.[1]	7.375	10/01/2038	2,177,467
4,615,000	Wise County, TX (Parket County Junior College District)[1]	7.750	08/15/2028	5,406,426
2,920,000	Wise County, TX (Parket County Junior College District)[1]	7.500	08/15/2025	3,382,353

				531,098,701

Utah—0.6%
4,915,000	Hideout, UT Local District No. 1 Special Assessment	8.250	08/01/2034	4,825,547
1,950,000	Hideout, UT Local District No. 1 Special Assessment	7.750	08/01/2024	1,924,747
1,750,000	UT Charter School Finance Authority (Endeavor Hall)	6.000	07/15/2032	1,684,865
910,000	UT Charter School Finance Authority (Endeavor Hall)	5.500	07/15/2022	900,745
3,870,000	UT Charter School Finance Authority (Endeavor Hall)	6.250	07/15/2042	3,745,889
6,550,000	UT Charter School Finance Authority (Hawthorn Academy)[1]	8.250	07/15/2046	8,074,513

50      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Utah (Continued)
$750,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)	6.300%		07/15/2032	$796,448
1,640,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)	6.550		07/15/2042	1,759,622
1,565,000	UT HFA (RHA Community Service of Utah)[1]	6.875		07/01/2027	1,565,908
825,000	Utah County, UT Charter School (Renaissance Academy)[1]	5.625		07/15/2037	793,633
4,400,000	West Valley City, UT Sewer (East Hollywood High School)	5.625		06/15/2037	3,906,276

					29,978,193

Vermont—0.1%
460,000	Burlington, VT Electric[1]	5.750		07/01/2031	508,351
315,000	Burlington, VT Electric[1]	5.625		07/01/2030	347,754
280,000	Burlington, VT Electric[1]	5.500		07/01/2029	308,078
1,418,679	VT Educational & Health Buildings Financing Agency (Marlboro College)[1]	2.779		04/01/2019	1,385,694

					2,549,877

Virginia—1.1%
1,875,000	Celebrate, VA North Community Devel. Authority Special Assessment[2]	6.750		03/01/2034	1,210,669
9,200,000	Farms New Kent, VA Community Devel. Authority Special Assessment[2]	5.450		03/01/2036	4,873,608
3,206,000	Farms New Kent, VA Community Devel. Authority Special Assessment[2]	5.800		03/01/2036	1,696,327
14,300,000	Farms New Kent, VA Community Devel. Authority Special Assessment[2]	5.125		03/01/2036	7,584,577
4,000,000	Lewistown, VA Commerce Center Community Devel. Authority[3]	6.050		03/01/2027	1,560,400
3,000,000	New Port, VA CDA	5.600		09/01/2036	1,893,000
2,050,000	Norfolk, VA EDA, Series A	6.000		11/01/2036	1,800,617
18,986,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.450		09/01/2037	20,500,323
5,100,000	VA Celebrate South CDA Special Assessment[3]	6.250		03/01/2037	2,970,087
3,331,000	VA H2O Community Devel. Authority	5.200		09/01/2037	1,942,939
253,700,000	VA Tobacco Settlement Authority	7.441	[4]	06/01/2047	5,654,973
6,000,000	VA Tobacco Settlement Financing Corp.	5.200		06/01/2046	4,216,500
2,404,674	West Point, VA IDA Solid Waste (Chesapeake Corp.)[3]	6.375		03/01/2019	24

					55,904,044

Washington—1.9%
750,000	Greater Wenatchee, WA Regional Events Center[1]	5.000		09/01/2027	754,672
200,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)[1]	5.600		03/01/2028	199,980
10,000	King County, WA Hsg. Authority (Kona Village)[1]	6.700		01/01/2020	10,012
725,000	King County, WA Hsg. Authority (Southwood Square Apartments)[1]	6.200		10/01/2031	725,196
110,000	King County, WA Hsg. Authority (Southwood Square Apartments)[1]	6.100		10/01/2021	111,102

51      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon	Maturity	Value
Washington (Continued)
$2,815,000	Kitsap County, WA Consolidated Hsg. Authority[1]	5.500%	06/01/2027	$2,831,609
1,500,000	Kitsap County, WA Consolidated Hsg. Authority[1]	5.600	06/01/2037	1,501,035
50,000	Kitsap County, WA Consolidated Hsg. Authority (Heritage Apartments)[1]	6.100	10/01/2031	50,007
1,975,000	Seattle, WA Hsg. Authority (Newholly Phase II)[1]	7.000	01/01/2032	1,994,197
2,210,000	Snohomish County, WA Hsg. Authority (Westwood Crossing Apartments)[1]	5.250	05/01/2037	2,020,846
1,250,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)[1]	5.750	09/01/2030	1,182,238
1,675,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)[1]	5.600	09/01/2025	1,610,747
100,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)[1]	5.100	09/01/2015	100,094
4,274,358	Tacoma, WA Consolidated Local Improvements District No. 65	5.750	04/01/2043	4,287,908
1,500,000	Tes Properties, WA5	5.500	12/01/2029	1,728,120
12,000,000	Tes Properties, WA5	5.625	12/01/2038	13,694,040
18,075,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[5]	6.375	10/01/2036	20,873,874
17,410,000	WA Health Care Facilities Authority (Peacehealth)[5]	5.000	11/01/2028	18,957,419
15,000,000	WA Health Care Facilities Authority (Seattle Childrens Hospital)[5]	5.625	10/01/2038	17,207,250
10,860,000	WA Kalispel Tribe Indians Priority District[1]	6.750	01/01/2038	10,182,010

				100,022,356

West Virginia—0.5%
4,500,000	Brooke County, WV (Bethany College)[1]	6.750	10/01/2037	5,030,550
3,000,000	Brooke County, WV (Bethany College)[1]	6.500	10/01/2031	3,320,220
27,145,000	Harrison County, WV Tax Increment (Charles Pointe)[2]	7.000	06/01/2035	13,617,289
1,840,000	Harrison County, WV Tax Increment (Charles Pointe)	7.000	06/01/2035	1,478,256
3,045,000	WV Hospital Finance Authority (UTD Health System)[1]	5.500	06/01/2039	3,264,484

				26,710,799

Wisconsin—0.7%
3,970,000	Necedah, WI Community Devel. Authority Exempt Facility (Castle Rock Renewable Fuels)	7.500	03/01/2018	3,441,831
1,750,000	Sokaogon, WI Chippewa Community (Gaming)[3]	7.000	01/01/2026	782,355
1,800,000	Sokaogon, WI Chippewa Community (Gaming)[3]	8.250	01/01/2017	804,708
3,000,000	WI H&EFA (AE Nursing Centers)	7.250	06/01/2038	3,141,480
750,000	WI H&EFA (Beloit College)[1]	6.125	06/01/2035	827,220
2,015,000	WI H&EFA (Beloit College)[1]	6.125	06/01/2039	2,208,239
1,000,000	WI H&EFA (Eastcastle Place)	6.125	12/01/2034	859,420
7,335,000	WI H&EFA (Wellington Homes)	6.750	09/01/2037	7,494,463
2,305,000	WI H&EFA (Wisconsin Illinois Senior Hsg.)[6]	5.800	08/01/2029	2,305,323
6,657,500	WI Public Finance Authority (Las Ventanas Retirement Community)	7.000	10/01/2042	6,457,908

52      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Wisconsin (Continued)
$2,000,000	WI Public Finance Authority (Las Ventanas Retirement Community)	0.210%[4]		10/01/2042	$627,080
2,000,000	WI Public Finance Authority (Las Ventanas Retirement Community)	36.095	[4]	10/01/2042	20
660,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)[1]	7.000		07/01/2031	730,792
1,325,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)	5.750		07/15/2032	1,376,317
845,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)	6.000		07/15/2042	880,735
5,875,000	WI Public Finance Authority Educational Facility (Horizon Academy West Charter School)[1]	6.000		09/01/2045	5,650,986

					37,588,877

U.S. Possessions—12.0%
28,770,000	Northern Mariana Islands Commonwealth, Series B	5.000		10/01/2033	23,504,802
53,230,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	37,477,114
3,000,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	2,134,530
6,995,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	4,942,317
11,175,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2042	7,645,264
2,750,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	1,939,575
11,955,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2033	8,176,742
81,635,000	Puerto Rico Children’s Trust Fund (TASC)	9.228	[4]	05/15/2055	2,119,245
13,000,000	Puerto Rico Commonwealth GO	6.500		07/01/2040	10,064,470
11,540,000	Puerto Rico Commonwealth GO	5.750		07/01/2036	8,731,856
4,500,000	Puerto Rico Commonwealth GO	5.750		07/01/2041	3,377,385
3,000,000	Puerto Rico Commonwealth GO	6.500		07/01/2040	2,322,570
1,500,000	Puerto Rico Commonwealth GO	5.000		07/01/2041	1,063,920
6,600,000	Puerto Rico Commonwealth GO	8.000		07/01/2035	5,951,418
3,255,000	Puerto Rico Commonwealth GO	5.500		07/01/2026	2,498,668
94,305,000	Puerto Rico Commonwealth GO	5.500		07/01/2039	69,836,625
1,995,000	Puerto Rico Commonwealth GO1	2.953		07/01/2019	1,899,040
5,000,000	Puerto Rico Commonwealth GO	5.000		07/01/2033	3,583,450
13,400,000	Puerto Rico Commonwealth GO	6.500		07/01/2037	10,406,842
285,000	Puerto Rico Commonwealth GO1	2.973		07/01/2020	264,910
2,165,000	Puerto Rico Commonwealth GO	5.250		07/01/2037	1,567,893
5,015,000	Puerto Rico Electric Power Authority, Series A	5.000		07/01/2042	2,449,527
100,000	Puerto Rico Electric Power Authority, Series A	7.000		07/01/2040	49,321
6,750,000	Puerto Rico Electric Power Authority, Series A	7.000		07/01/2043	3,329,167
5,000,000	Puerto Rico Electric Power Authority, Series A	7.000		07/01/2033	2,465,900
13,970,000	Puerto Rico Electric Power Authority, Series A	6.750		07/01/2036	6,890,423
9,125,000	Puerto Rico Electric Power Authority, Series A	5.050		07/01/2042	4,456,924
2,720,000	Puerto Rico Electric Power Authority, Series A	5.000		07/01/2029	1,328,094
10,000	Puerto Rico Electric Power Authority, Series AAA	5.250		07/01/2023	4,881
25,000	Puerto Rico Electric Power Authority, Series AAA	5.250		07/01/2030	12,208
100,000	Puerto Rico Electric Power Authority, Series AAA	5.250		07/01/2029	48,827
25,000	Puerto Rico Electric Power Authority, Series AAA	5.250		07/01/2028	12,206
4,505,000	Puerto Rico Electric Power Authority, Series AAA	5.250		07/01/2026	2,199,296
20,000	Puerto Rico Electric Power Authority, Series CCC	5.000		07/01/2025	9,763

53      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$30,000	Puerto Rico Electric Power Authority, Series CCC	5.000%		07/01/2028	$14,648
2,350,000	Puerto Rico Electric Power Authority, Series CCC	5.250		07/01/2027	1,147,341
15,000	Puerto Rico Electric Power Authority, Series TT	5.000		07/01/2026	7,323
170,000	Puerto Rico Electric Power Authority, Series TT	5.000		07/01/2017	83,337
5,650,000	Puerto Rico Electric Power Authority, Series TT	5.000		07/01/2032	2,759,178
4,000,000	Puerto Rico Electric Power Authority, Series TT	5.000		07/01/2037	1,953,720
210,000	Puerto Rico Electric Power Authority, Series TT	5.000		07/01/2027	102,530
105,000	Puerto Rico Electric Power Authority, Series TT	5.000		07/01/2022	51,244
10,000	Puerto Rico Electric Power Authority, Series TT	5.000		07/01/2025	4,882
160,000	Puerto Rico Electric Power Authority, Series WW	5.250		07/01/2025	78,106
380,000	Puerto Rico Electric Power Authority, Series WW	5.375		07/01/2024	185,478
10,000	Puerto Rico Electric Power Authority, Series WW	5.375		07/01/2022	4,880
75,000	Puerto Rico Electric Power Authority, Series WW	5.250		07/01/2033	36,625
20,000	Puerto Rico Electric Power Authority, Series WW	5.500		07/01/2038	9,767
1,575,000	Puerto Rico Electric Power Authority, Series XX	5.250		07/01/2035	769,151
36,015,000	Puerto Rico Electric Power Authority, Series XX	5.250		07/01/2040	17,590,086
50,000	Puerto Rico Electric Power Authority, Series XX	5.250		07/01/2027	24,412
17,835,000	Puerto Rico Electric Power Authority, Series XX	5.750		07/01/2036	8,709,187
5,000	Puerto Rico Electric Power Authority, Series ZZ	5.250		07/01/2024	2,441
125,000	Puerto Rico Electric Power Authority, Series ZZ	5.250		07/01/2025	61,020
20,000	Puerto Rico Electric Power Authority, Series ZZ	5.000		07/01/2018	9,781
50,000	Puerto Rico Electric Power Authority, Series ZZ	5.250		07/01/2022	24,402
150,000	Puerto Rico Highway & Transportation Authority	3.073		07/01/2027	110,590
350,000	Puerto Rico Highway & Transportation Authority	5.750		07/01/2021	205,044
6,415,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	3,923,093
6,940,000	Puerto Rico Highway & Transportation Authority	5.750		07/01/2019	4,069,547
215,000	Puerto Rico Highway & Transportation Authority	5.000		07/01/2023	141,203
9,000,000	Puerto Rico Highway & Transportation Authority	5.750		07/01/2022	5,907,240
605,000	Puerto Rico Highway & Transportation Authority, Series H	5.450		07/01/2035	276,533
5,000,000	Puerto Rico Infrastructure[1]	5.000		07/01/2031	2,662,100
3,000,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	1,799,190
15,000,000	Puerto Rico Infrastructure Financing Authority	6.140	[4]	07/01/2034	3,611,250
500,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625		06/01/2026	417,560
4,050,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.000		07/01/2033	4,170,852
40,600,000	Puerto Rico Public Buildings Authority	5.250		07/01/2042	27,776,084
5,000,000	Puerto Rico Public Buildings Authority[1]	5.625		07/01/2039	3,501,450
12,000,000	Puerto Rico Public Buildings Authority	5.750		07/01/2022	9,016,080
5,825,000	Puerto Rico Public Buildings Authority	6.000		07/01/2041	4,095,266
4,980,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	3,826,582
1,510,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2033	1,040,435
12,000,000	Puerto Rico Public Buildings Authority[1]	6.125		07/01/2023	9,135,000
5,100,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2026	3,831,681
37,020,000	Puerto Rico Public Finance Corp., Series B1	5.500		08/01/2031	17,064,369
48,425,000	Puerto Rico Sales Tax Financing Corp.[1]	5.250		08/01/2057	37,009,291
21,820,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2042	15,740,948
1,510,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2037	1,123,380
7,945,000	Puerto Rico Sales Tax Financing Corp., Series A	7.890	[4]	08/01/2034	1,282,402
2,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2028	1,541,400

54      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$8,495,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000%		08/01/2043	$5,812,279
35,000,000	Puerto Rico Sales Tax Financing Corp., Series A	0.000	[11]	08/01/2033	17,409,350
43,240,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	34,365,855
11,455,000	Puerto Rico Sales Tax Financing Corp., Series A	5.250		08/01/2027	8,717,828
1,630,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000		08/01/2024	1,251,693
38,835,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750		08/01/2037	29,677,707
95,530,000	Puerto Rico Sales Tax Financing Corp., Series A	6.187	[4]	08/01/2054	7,086,415
3,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375		08/01/2039	2,374,410
25,175,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.250		08/01/2043	17,623,004
46,595,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2042	35,378,652
1,340,000	Puerto Rico Sales Tax Financing Corp., Series C	5.375		08/01/2038	963,916
5,000,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2039	3,827,750
41,340,000	Puerto Rico Sales Tax Financing Corp., Series C	5.250		08/01/2041	29,181,079

					623,343,220

Total Municipal Bonds and Notes (Cost $7,233,302,613)					5,952,131,456

Shares
Common Stocks—0.0%
7,679	Delta Air Lines, Inc.[13,14]				287,654
3,177	General Motors Co.[13,14]				107,446
15,021	Motors Liquidation Co. GUC Trust[13,14]				362,006

Total Common Stocks (Cost $54,137)					757,106

Units		Strike Price		Expiration
Rights, Warrants and Certificates—0.0%
2,888	General Motors Co. Wts.[13,14]	$16.900		07/10/2019	48,807
2,888	General Motors Co. Wts.[13,14]	24 .550		07/10/2016	70,901

Total Rights, Warrants and Certificates (Cost $—)					119,708

Principal Amount		Coupon		Maturity
Corporate Loans—0.2%
3,500,000	Aspen Power Senior Secured Bridge Promissory Note[13]	9.000%[7]		11/16/2015	3,500,000
7,000,000	Aspen Power Senior Secured Bridge Promissory Note[13]	9.000	[7]	11/16/2015	7,000,000

Total Corporate Loans (Cost $10,500,000)					10,500,000

Total Investments, at Value (Cost $7,243,856,750)—114.4%					5,963,508,270
Net Other Assets (Liabilities)—(14.4)					(751,360,516)

Net Assets—100.0%					$5,212,147,754

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 7 of the accompanying Notes.

2. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

55      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Continued

Footnotes to Statement of Investments (Continued)

3. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

4. Zero coupon bond reflects effective yield on the date of purchase.

5. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after July 31, 2014. See Note 1 of the accompanying Notes.

7. Represents the current interest rate for a variable or increasing rate security.

8. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

9. Restricted security. The aggregate value of restricted securities as of July 31, 2014 was $39,955,049, which represents 0.77% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation
NYS Liberty Devel. Corp. (Bank of America Tower)	7/23/10-3/4/11	$37,404,121	$39,955,049	$2,550,928

10. Represents the current interest rate for the inverse floating rate security. See Note 1 of the accompanying Notes.

11. Denotes a step bond: a zero coupon bond that converts to a fixed rate or variable rate at a designated future.

12. Interest or dividend is paid-in-kind, when applicable.

13. Received as a result of a corporate action.

14. Non-income producing security.

To simplify the listings of securities, abbreviations are used per the table below:

ABH	Adventist Bolingbrook Hospital
ACMC	Advocate Condell Medical Center
AE	American Eagle
AGH	Adventist Glenoaks Hospital
AH&HC	Advocate Health & Hospitals Corp.
AHACHC	ARC/HDS Alamance Country Housing Corp.
AHCN	Advocate Health Care Metro
AHSGA	Adventist Health System-Georgia
ANSHN	Advocate of North Side Health Network
BHI	Baptist Homes of Indiana
BVHF	Blanchard Valley Health Foundation
BVRHC	Blanchard Valley Regional Health Care
CAB	Capital Appreciation Bond
CDA	Communities Devel. Authority
CDHA	Central Dupage Hospital Association
CDHS	Central Dupage Health System
CMH	Copley Memorial Hospital
COP	Certificates of Participation
CSAHS	The Sisters of Charity of St. Augustine Health System
DA	Dormitory Authority
DRIVERS	Derivative Inverse Tax Exempt Receipts
EBC	Engel Berman Corp.
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority

56      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Abbreviations (Continued)
EF&CD	Environmental Facilities and Community Devel.
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDC	Housing Devel. Corp.
HE&HFA	Higher Education and Health Facilities Authority
HE&HFB	Higher Educational and Housing Facility Board
HEFA	Higher Education Facilities Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
HHlthS	Holzer Health Systems
HMCG	Holzer Medical Center-Gallipolis
HMCJ	Holzer Medical Center-Jackson
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
KGC	Kuakini Geriatric Care
KHS	Kaukini Health System
KMC	Kuakini Medical Center
KSS	Kuakini Support Services
LIFERS	Long Inverse Floating Exempt Receipts
MTA	Metropolitan Transportation Authority
NTH	North Terrace Housing
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
PHC	Piedmont Healthcare
PHF	Piedmont Hospital Foundation
RCF	Rush-Copley Foundation
RCMC	Rush-Copley Medical Center
Res Rec	Resource Recovery Facility
RHA	Resource Healthcare of America
RITES	Residual Interest Tax Exempt Security
ROLs	Reset Option Longs
RUMC	Rush University Medical Center
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
TYW	The YMCA of Wichita
UHHS	University Hospitals Health System
VH	Village Housing
VOA	Volunteers of America

See accompanying Notes to Financial Statements.

57      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2014

Assets
Investments at value (cost $7,243,856,750)—see accompanying statement of investments	$5,963,508,270
Cash	1,078,455
Receivables and other assets:
Interest	79,867,567
Investments sold (including $14,078,553 sold on a when-issued or delayed delivery basis)	18,018,904
Shares of beneficial interest sold	9,834,546
Other	1,798,512

Total assets	6,074,106,254

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	804,370,000
Payable for borrowings (See Note 7)	21,300,000
Investments purchased on a when-issued or delayed delivery basis	15,015,000
Shares of beneficial interest redeemed	11,928,965
Dividends	7,610,665
Trustees’ compensation	886,025
Distribution and service plan fees	598,525
Shareholder communications	24,093
Interest expense on borrowings	3,346
Other	221,881

Total liabilities	861,958,500

Net Assets	$5,212,147,754

Composition of Net Assets
Paid-in capital	$8,815,230,072
Accumulated net investment income	64,905,154
Accumulated net realized loss on investments	(2,387,638,992)
Net unrealized depreciation on investments	(1,280,348,480)

Net Assets	$5,212,147,754

58      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $3,260,437,614 and 464,983,594 shares of beneficial interest outstanding)	$7.01

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.36

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $77,368,707 and 10,986,576 shares of beneficial interest outstanding)	$7.04

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,311,700,489 and 187,688,379 shares of beneficial interest outstanding)	$6.99

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $562,640,944 and 80,322,222 shares of beneficial interest outstanding)	$7.00

See accompanying Notes to Financial Statements.

59      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2014

Investment Income
Interest	$448,085,464
Dividends	3,749
Other income	2,116

Total investment income	448,091,329

Expenses
Management fees	20,309,060
Distribution and service plan fees:
Class A	5,183,830
Class B	812,699
Class C	12,043,533
Transfer and shareholder servicing agent fees:
Class A	2,883,770
Class B	94,609
Class C	1,182,725
Class Y	430,786
Shareholder communications:
Class A	371,853
Class B	21,999
Class C	198,700
Class Y	55,389
Interest expense and fees on short-term floating rate notes issued (See Note 1)	13,611,818
Borrowing fees	5,034,864
Legal, auditing and other professional fees	4,281,180
Trustees’ compensation	102,806
Custodian fees and expenses	82,229
Interest expense on borrowings	59,787
Other	64,706

Total expenses	66,826,343
Less waivers and reimbursements of expenses	(2,926)

Net expenses	66,823,417
Net Investment Income	381,267,912
Realized and Unrealized Gain (Loss)
Net realized loss on investments	(4,795,521)
Net change in unrealized appreciation/depreciation on investments	99,151,615
Net Increase in Net Assets Resulting from Operations	$475,624,006

See accompanying Notes to Financial Statements.

60      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2014	Year Ended July 31, 2013
Operations
Net investment income	$381,267,912	$447,923,525
Net realized gain (loss)	(4,795,521)	145,963,919
Net change in unrealized appreciation/depreciation	99,151,615	(710,236,362)

Net increase (decrease) in net assets resulting from operations	475,624,006	(116,348,918)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(250,693,322)	(289,627,836)
Class B	(5,771,650)	(8,069,262)
Class C	(86,591,025)	(100,048,635)
Class Y	(36,840,501)	(38,093,511)

	(379,896,498)	(435,839,244)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(490,548,695)	(423,302,016)
Class B	(31,751,567)	(43,892,765)
Class C	(174,369,616)	(85,058,379)
Class Y	80,952,069	3,368,179

	(615,717,809)	(548,884,981)

Net Assets
Total decrease	(519,990,301)	(1,101,073,143)
Beginning of period	5,732,138,055	6,833,211,198

End of period (including accumulated net investment income of $64,905,154 and $85,098,103, respectively)	$5,212,147,754	$5,732,138,055

See accompanying Notes to Financial Statements.

61      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2014

Cash Flows from Operating Activities
Net increase in net assets from operations	$475,624,006
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(1,011,716,995)
Proceeds from disposition of investment securities	2,035,823,637
Short-term investment securities, net	5,098,656
Premium amortization	11,042,510
Discount accretion	(76,576,619)
Net realized loss on investments	4,795,521
Net change in unrealized appreciation/depreciation on investments	(99,151,615)
Change in assets:
Decrease in other assets	333,881
Decrease in interest receivable	10,422,703
Decrease in receivable for securities sold	121,729,039
Change in liabilities:
Decrease in other liabilities	(2,560,390)
Decrease in payable for securities purchased	(76,678,866)

Net cash provided by operating activities	1,398,185,468

Cash Flows from Financing Activities
Proceeds from borrowings	881,200,000
Payments on borrowings	(995,000,000)
Payments on short-term floating rate notes issued	(274,645,000)
Proceeds from shares sold	1,595,280,210
Payments on shares redeemed	(2,534,284,705)
Cash distributions paid	(72,896,280)

Net cash used in financing activities	(1,400,345,775)
Net decrease in cash	(2,160,306)
Cash, beginning balance	3,238,762

Cash, ending balance	$1,078,455

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $307,022,206.

Cash paid for interest on borrowings—$66,188.

Cash paid for interest on short-term floating rate notes issued—$13,611,818.

See accompanying Notes to Financial Statements.

62      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]
Per Share Operating Data
Net asset value, beginning of period	$6.87	$7.50	$6.92	$7.17	$5.90

Income (loss) from investment operations:
Net investment income[2]	0.50	0.51	0.50	0.55	0.57
Net realized and unrealized gain (loss)	0.13	(0.65)	0.60	(0.25)	1.25

Total from investment operations	0.63	(0.14)	1.10	0.30	1.82

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.49)	(0.49)	(0.52)	(0.55)	(0.55)

Net asset value, end of period	$7.01	$6.87	$7.50	$6.92	$7.17

Total Return, at Net Asset Value[3]	9.63%	(2.19)%	16.63%	4.65%	31.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,260,438	$3,688,901	$4,463,156	$3,969,090	$4,651,798

Average net assets (in thousands)	$3,477,994	$4,450,000	$4,001,353	$4,149,509	$4,393,199

Ratios to average net assets:[4]
Net investment income	7.24%	6.69%	7.00%	8.07%	8.04%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings and reverse repurchase agreements	0.71%	0.73%	0.64%	0.64%	0.59%
Interest and fees from borrowings	0.09%	0.10%	0.12%	0.11%	0.27%
Interest and fees on short-term floating rates notes issued[5]	0.25%	0.25%	0.31%	0.35%	0.39%

Total expenses	1.05%	1.08%	1.07%	1.10%	1.25%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.08%	1.07%	1.10%	1.25%

Portfolio turnover rate	16%	18%	11%	18%	16%

1. July 29, 2011 and July 30, 2010 represent the last business day of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

See accompanying Notes to Financial Statements.

63      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS     Continued

Class B	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]
Per Share Operating Data
Net asset value, beginning of period	$6.89	$7.53	$6.94	$7.19	$5.92

Income (loss) from investment operations:
Net investment income[2]	0.45	0.45	0.44	0.50	0.51
Net realized and unrealized gain (loss)	0.14	(0.66)	0.61	(0.26)	1.25

Total from investment operations	0.59	(0.21)	1.05	0.24	1.76

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.44)	(0.43)	(0.46)	(0.49)	(0.49)

Net asset value, end of period	$7.04	$6.89	$7.53	$6.94	$7.19

Total Return, at Net Asset Value[3]	8 .89%	(3 .12)%	15 .76%	3 .75%	30 .18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$77,369	$107,602	$161,197	$162,309	$226,466

Average net assets (in thousands)	$90,234	$142,525	$156,216	$186,637	$237,875

Ratios to average net assets:[4]
Net investment income	6.49%	5.86%	6.17%	7.21%	7.23%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings and reverse repurchase agreements	1.49%	1.56%	1.48%	1.49%	1.46%
Interest and fees from borrowings	0.09%	0.10%	0.12%	0.11%	0.27%
Interest and fees on short-term floating rates notes issued[5]	0.25%	0.25%	0.31%	0.35%	0.39%

Total expenses	1.83%	1.91%	1.91%	1.95%	2.12%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.83%	1.91%	1.91%	1.95%	2.12%

Portfolio turnover rate	16%	18%	11%	18%	16%

1. July 29, 2011 and July 30, 2010 represent the last business day of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

See accompanying Notes to Financial Statements.

64      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Class C	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]
Per Share Operating Data
Net asset value, beginning of period	$6.85	$7.48	$6.90	$7.15	$5.89

Income (loss) from investment operations:
Net investment income[2]	0.44	0.45	0.44	0.50	0.51
Net realized and unrealized gain (loss)	0.14	(0.65)	0.61	(0.25)	1.25

Total from investment operations	0.58	(0.20)	1.05	0.25	1.76

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.44)	(0.43)	(0.47)	(0.50)	(0.50)

Net asset value, end of period	$6.99	$6.85	$7.48	$6.90	$7.15

Total Return, at Net Asset Value[3]	8.84%	(2.94)%	15.80%	3.86%	30.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,311,700	$1,463,567	$1,691,778	$1,479,323	$1,725,341

Average net assets (in thousands)	$1,337,849	$1,735,006	$1,533,562	$1,545,519	$1,617,761

Ratios to average net assets:[4]
Net investment income	6.49%	5.92%	6.23%	7.30%	7.26%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings and reverse repurchase agreements	1.47%	1.50%	1.41%	1.41%	1.37%
Interest and fees from borrowings	0.09%	0.10%	0.12%	0.11%	0.27%
Interest and fees on short-term floating rates notes issued[5]	0.25%	0.25%	0.31%	0.35%	0.39%

Total expenses	1.81%	1.85%	1.84%	1.87%	2 .03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.81%	1.85%	1.84%	1.87%	2 .03%

Portfolio turnover rate	16%	18%	11%	18%	16%

1. July 29, 2011 and July 30, 2010 represent the last business day of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

See accompanying Notes to Financial Statements.

65      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS     Continued

Class Y	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$6.86	$7.50	$6.91	$6.90

Income (loss) from investment operations:
Net investment income[2]	0.50	0.52	0.50	0.36
Net realized and unrealized gain (loss)	0.14	(0.66)	0.62	0.02

Total from investment operations	0.64	(0.14)	1.12	0.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.50)	(0.50)	(0.53)	(0.37)

Net asset value, end of period	$7.00	$6.86	$7.50	$6.91

Total Return, at Net Asset Value[3]	9.96%	(2.19)%	16.97%	6.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$562,641	$472,068	$517,080	$172,676

Average net assets (in thousands)	$501,364	$572,611	$344,746	$62,327

Ratios to average net assets:[4]
Net investment income	7.36%	6.83%	7.05%	8.02%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings and reverse repurchase agreements	0.56%	0.59%	0.49%	0.48%
Interest and fees from borrowings	0.09%	0.10%	0.12%	0.12%
Interest and fees on short-term floating rates notes issued[5]	0.25%	0.25%	0.31%	0.35%

Total expenses	0.90%	0.94%	0.92%	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.94%	0.92%	0.95%

Portfolio turnover rate	16%	18%	11%	18%

1. For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund’s reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

See accompanying Notes to Financial Statements.

66      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    July 31, 2014

1. Significant Accounting Policies

Oppenheimer Rochester High-Yield Municipal Fund (the “Fund”), formerly named Oppenheimer Rochester National Municipals, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and

67      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage

68      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity

69      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2014, the Fund’s maximum exposure under such agreements is estimated at $517,360,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At July 31, 2014, municipal bond holdings with a value of $1,340,844,345 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $804,370,000 in short-term floating rate securities issued and outstanding at that date.

At July 31, 2014, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 2,490,000	Allen County, OH Hospital Facilities (Catholic Healthcare Partners) LIFERS	18.161%	6/1/38	$3,068,875
1,335,000	CA GO ROLs[3]	11.860	12/1/36	1,362,488
77,555,000	CA Golden State Tobacco Securitization Corp. ROLs[3]	6.714	6/1/47	51,428,272
3,750,000	CA Health Facilities Financing Authority (SJHS/SJHCN Obligated Group) ROLs	21.233	7/1/39	6,131,400
3,855,000	CA Health Facilities Financing Authority ROLs[3]	17.878	7/1/39	6,303,079
5,550,000	CA Health Facilities Financing Authority ROLs[3]	8.047	11/15/42	6,143,906
5,000,000	CA Infrastructure and Economic Devel. (Sanford Consortium) RITES	9.450	5/15/40	5,803,800
2,615,000	Cerritos, CA Community College District DRIVERS	15.944	8/1/33	4,152,516
16,250,000	Chicago, IL GO ROLs[3]	8.295	1/1/33	16,832,400
7,175,000	CO Health Facilities Authority (Sisters of Charity of Leavenworth Health System) LIFERS	9.389	1/1/44	8,332,184
2,525,000	Detroit, MI City School District ROLs[3]	18.327	5/1/29	4,204,125

70      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

Principal Amount	Inverse Floater[1] (Continued)	Coupon Rate[2]	Maturity Date	Value
$ 2,500,000	District of Columbia GO ROLs[3]	7.910%	4/1/35	$2,814,850
4,675,000	Douglas County, NE Hospital Authority ROLs[3]	19.007	11/1/48	7,208,710
3,465,000	Fulton County, GA Devel. Authority (PHC/Piedmont Hospital/PHF Obligated Group) DRIVERS	15.824	6/15/37	4,599,372
680,000	Fulton County, GA Devel. Authority (PHC/Piedmont Hospital/PHF Obligated Group) DRIVERS	15.973	6/15/29	934,857
7,280,000	Fulton County, GA Devel. Authority (PHC/Piedmont Hospital/PHF Obligated Group) DRIVERS	15.071	6/15/29	9,847,146
5,000,000	Grand Parkway, TX Transportation Corp. ROLs[3]	8.100	4/1/53	5,693,200
11,750,000	Highlands County, FL Health Facilities Authority ROLs[3]	9.850	11/15/36	13,474,195
2,750,000	IL Finance Authority (Advocate Health Care) DRIVERS	16.400	4/1/44	3,696,990
4,345,000	IL Finance Authority (Advocate Health Care) DRIVERS	16.395	4/1/44	5,840,810
2,500,000	IL Finance Authority (Advocate Health Care) DRIVERS	16.400	4/1/44	3,360,900
5,000,000	IL Finance Authority (Advocate Health Care) DRIVERS	16.833	4/1/44	7,083,400
2,200,000	IL Finance Authority (Advocate Health Care) DRIVERS	16.400	4/1/44	2,957,592
1,250,000	IL Finance Authority (AH&HC/ANSHN/ACMC/AHCN Obligated Group)	16.400	4/1/44	1,680,450
3,125,000	IL Finance Authority (CDHS/CDHA Obligated Group) DRIVERS	16.833	11/1/39	4,615,750
1,250,000	IL Finance Authority (CDHS/CDHA Obligated Group) DRIVERS	16.400	11/1/39	1,615,150
3,500,000	KY EDFA (Baptist Healthcare System) ROLs[3]	15.705	8/15/24	5,185,880
7,985,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	16.280	5/15/30	11,684,610
1,250,000	Los Angeles, CA Dept. of Water & Power DRIVERS	15.081	7/1/34	1,813,100
6,740,000	Los Angeles, CA Unified School District DRIVERS	15.055	7/1/30	7,937,226
4,805,000	MA Educational Financing Authority ROLs[3]	14.543	1/1/30	5,346,427
7,135,000	MA HFA ROLs[3]	10.725	7/1/25	7,161,471
3,010,000	MA HFA ROLs[3]	11.289	12/1/49	3,115,681
8,895,000	MA HFA ROLs[3]	8.669	12/1/42	9,413,756
3,750,000	MA HFA ROLs[3]	11.052	6/1/49	3,903,713
6,660,000	MI Hospital Finance Authority (McLaren Health Care Corp.) DRIVERS	7.844	8/1/35	6,819,973
12,500,000	Miami-Dade County, FL School Board ROLs[3]	16.365	2/1/34	16,243,000
2,500,000	Miami-Dade County, FL School Board ROLs[3]	15.061	2/1/27	3,227,100
2,500,000	Miami-Dade County, FL School Board ROLs[3]	15.930	2/1/27	3,396,900
2,500,000	Montgomery County, OH (Miami Valley Hospital) DRIVERS	17.699	11/15/23	4,142,800
60,560,000	NJ Tobacco Settlement Financing Corp. ROLs[3]	5.196	6/1/29	45,127,495
9,500,000	North Central Texas HFDC (Children’s Medical Center) DRIVERS	17.699	8/15/39	13,482,400
1,480,000	North TX Tollway Authority ROLs[3]	18.238	1/1/48	2,258,776
4,000,000	North TX Tollway Authority ROLs[3]	18.238	1/1/48	6,104,800
18,695,000	NY Liberty Devel. Corp. ROLs[3]	8.266	1/15/44	21,270,049
3,240,000	NYC Municipal Water Finance Authority ROLs[3]	18.261	6/15/40	5,122,472
2,875,000	PA Geisinger Authority Health System, Series A DRIVERS	15.967	6/1/39	3,807,305
7,720,000	Peralta, CA Community College District DRIVERS	7.862	8/1/35	8,120,205
3,100,000	Pima County, AZ IDA ROLs[3]	16.215	7/1/39	3,777,288
2,480,000	RI Hsg. & Mtg. Finance Corp. ROLs[3]	16.043	10/1/47	2,608,563
702,000	Sabine Neches, TX HFC (Single Family Mtg.) ROLs[3]	15.259	12/1/39	800,736

71      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Principal Amount	Inverse Floater[1] (Continued)	Coupon Rate[2]	Maturity Date	Value
$ 2,500,000	San Jacinto, TX Community College District ROLs[3]	15.315%	2/15/38	$3,645,500
8,500,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	18.656	11/15/29	13,906,680
3,500,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	16.918	11/15/29	5,726,280
6,750,000	Tarrant County, TX Health Facilities Devel. Corp. (Cook Childrens Medical Center) DRIVERS	7.914	12/1/33	8,179,650
375,000	Tes Properties, WA DRIVERS	16.833	12/1/29	603,120
3,000,000	Tes Properties, WA DRIVERS	17.266	12/1/38	4,694,040
39,305,000	TX Municipal Gas Acquisition & Supply Corp. ROLs[3]	12.466	12/15/26	64,576,543
4,355,000	WA Health Care Facilities Authority (Peacehealth) DRIVERS	14.523	11/1/28	5,902,419
5,000,000	WA Health Care Facilities Authority (Seattle Childrens Hospital/Seattle Children’s Healthcare System Obligated Group)	13.132	10/1/38	7,207,250
4,520,000	WA Health Care Facilities Authority ROLs[3]	19.925	10/1/36	7,318,874
8,335,000	Wayne County, MI Airport Authority ROLs[3]	11.684	12/1/29	9,410,215
3,335,000	Wayne County, MI Airport Authority ROLs[3]	11.680	12/1/34	3,728,997
3,645,000	Wayne County, MI Airport Authority ROLs[3]	11.681	12/1/29	4,115,205
5,670,000	Wayne County, MI Airport Authority ROLs[3]	11.679	12/1/29	6,401,429

				$536,474,345

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 35% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $804,370,000 or 13.24% of its total assets as of July 31, 2014.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and

72      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of July 31, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$15,015,000
Sold securities	14,078,553

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of July 31, 2014 is as follows:

Cost	$600,437,013
Market Value	$208,552,880
Market Value as % of Net Assets	4.00%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of July 31, 2014, securities with an aggregate market value of $16,856,675, representing 0.32% of the Fund’s net assets, were subject to these forbearance agreements. Interest payments of $1,161,900 are contractually owed to the Fund with respect to these securities and will not be collected under these forbearance agreements.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

73      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$220,602,509	$—	$2,412,508,226	$1,255,479,249

1. As of July 31, 2014, the Fund had $2,412,508,226 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$81,480,187
2017	566,789,505
2018	915,944,693
2019	35,463,515
No expiration	812,830,326

Total	$2,412,508,226

2. During the fiscal year ended July 31, 2014, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended July 31, 2013, the Fund utilized $127,294,955 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended July 31, 2014, $187,364 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for July 31, 2014. Net assets of the Fund were unaffected by the reclassifications.

74      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$2,210,100	$21,564,363	$23,774,463

The tax character of distributions paid during the years ended July 31, 2014 and July 31, 2013 was as follows:

	Year Ended July 31, 2014	Year Ended July 31, 2013
Distributions paid from:
Exempt-interest dividends	$372,313,272	$427,675,089
Ordinary income	7,583,226	8,164,155

Total	$379,896,498	$435,839,244

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$6,296,241,759 [1]

Gross unrealized appreciation	$424,859,532
Gross unrealized depreciation	(1,680,338,781)

Net unrealized depreciation	$(1,255,479,249)

1. The Federal tax cost of securities does not include cost of $922,745,760, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$18,083
Payments Made to Retired Trustees	41,411
Accumulated Liability as of July 31, 2014	386,356

75      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS     Continued

1. Significant Accounting Policies (Continued)

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

76      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

77      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS     Continued

2. Securities Valuation (Continued)

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

78      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

2. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$173,027,594	$—	$173,027,594
Alaska	—	14,558,818	—	14,558,818
Arizona	—	125,309,416	1,033,367	126,342,783
Arkansas	—	—	3,825,389	3,825,389
California	—	791,662,823	20	791,662,843
Colorado	—	207,007,178	6,653,169	213,660,347
Connecticut	—	5,227,742	—	5,227,742
Delaware	—	6,877,919	—	6,877,919
District of Columbia	—	100,377,210	—	100,377,210
Florida	—	584,689,263	4,022,008	588,711,271
Georgia	—	78,672,401	—	78,672,401
Hawaii	—	14,145,335	—	14,145,335

79      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS     Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes (Continued)
Idaho	$—	$1,741,165	$—	$1,741,165
Illinois	—	333,917,885	12,395,454	346,313,339
Indiana	—	51,878,726	12,268,148	64,146,874
Iowa	—	49,559,714	—	49,559,714
Kansas	—	2,787,463	—	2,787,463
Kentucky	—	20,374,882	—	20,374,882
Louisiana	—	20,988,061	—	20,988,061
Maine	—	19,308,298	—	19,308,298
Maryland	—	818,843		818,843
Massachusetts	—	90,088,866	7	90,088,873
Michigan	—	187,945,438	—	187,945,438
Minnesota	—	35,824,875	12,502,516	48,327,391
Mississippi	—	13,702,149	—	13,702,149
Missouri	—	77,677,714	—	77,677,714
Montana	—	7,524,994	—	7,524,994
Nebraska	—	37,899,480	342,875	38,242,355
Nevada	—	3,790,267	—	3,790,267
New Hampshire	—	7,052,596	—	7,052,596
New Jersey	—	337,541,222	9	337,541,231
New Mexico	—	12,264,345	—	12,264,345
New York	—	450,193,915	450,180	450,644,095
North Carolina	—	3,380,373	—	3,380,373
North Dakota	—	2,480,967	—	2,480,967
Ohio	—	439,789,571	503,671	440,293,242
Oklahoma	—	7,902,309	—	7,902,309
Oregon	—	2,598,689	—	2,598,689
Pennsylvania	—	50,447,136	—	50,447,136
Rhode Island	—	71,229,081	—	71,229,081
South Carolina	—	12,530,775	14,935,702	27,466,477
South Dakota	—	2,313,712	—	2,313,712
Tennessee	—	15,959,964	2,933,700	18,893,664
Texas	—	515,578,413	15,520,288	531,098,701
Utah	—	29,978,193	—	29,978,193
Vermont	—	2,549,877	—	2,549,877
Virginia	—	55,904,020	24	55,904,044
Washington	—	100,022,356	—	100,022,356
West Virginia	—	26,710,799	—	26,710,799
Wisconsin	—	37,588,857	20	37,588,877
U.S. Possessions	—	623,343,220	—	623,343,220
Common Stocks	757,106	—	—	757,106
Rights, Warrants and Certificates	119,708	—	—	119,708
Corporate Loans	—	10,500,000	—	10,500,000

Total Assets	$876,814	$5,875,244,909	$87,386,547	$5,963,508,270

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

80      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

2. Securities Valuation (Continued)

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arizona	$(1,061,909)	$1,061,909
California	(17,550)	17,550
Illinois	(1,510,929)	1,510,929
Indiana	(14,941,019)	14,941,019
Massachusetts	(25,283)	25,283
Minnesota	(10,664,873)	10,664,873
Nebraska	(370,425)	370,425
Ohio	(140)	140
Tennessee	(5,331,422)	5,331,422
Texas	(25,754,626)	25,754,626
Virginia	(25)	25
Wisconsin	(20)	20
Total Assets	$(59,678,221)	$59,678,221

*Transferred from Level 2 to Level 3 because of the lack of observable market data.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

Assets Table	Value as of July 31, 2013	Realized Gain (Loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/discount[a]	Purchase
Investments, at Value:
Municipal Bonds and Notes
Alabama	$1,231,560	$86,966	$(1,231,660)	$—	$—
Arizona	—	—	(28,542)	—	—
Arkansas	3,847,049	—	158,340	—	—
California	—	—	(17,530)	—	—
Colorado	6,729,248	—	(668,720)	592,641	—
Florida	3,646,636	—	395,908	(20,556)	20
Illinois	10,500,324	—	384,201	—	—
Indiana	7,869,708	47,700	(6,557,579)	—	—
Maryland	258,815	(633,316)	666,185	—	—
Massachusetts	—	16,933	19,111	(35,076)	—
Minnesota	—	—	1,837,643	—	—
Nebraska	—	—	(27,550)	—	—
New Jersey	8,297	—	(8,288)	—	—
New York	449,100	—	1,080	—	—
Ohio	—	—	503,531	—	—
South Carolina	13,434,453	40,373	1,763,797	3,079	—
Tennessee	—	—	(2,397,722)	—	—

81      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS     Continued

2. Securities Valuation (Continued)

Assets Table	Value as of July 31, 2013	Realized Gain (Loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/discount[a]	Purchase
Municipal Bonds and Notes (Continued)
Texas	$672,481	$782,206	$(9,477,536)	$—	$—
Virginia	—	2,029	98,205	(2,918)	—
Wisconsin	—	—	—	—	—

Total Assets	$48,647,671	$342,891	$(14,587,126)	$537,170	$20

Assets Table (Continued)	Sales	Transfer into Level 3	Transfers out of Level 3	Value as of July 31, 2014
Investments, at Value:
Municipal Bonds and Notes (Continued)
Alabama	$(86,866)	$—	$—	$—
Arizona	—	1,061,909	—	1,033,367
Arkansas	(180,000)	—	—	3,825,389
California	—	17,550	—	20
Colorado	—	—	—	6,653,169
Florida	—	—	—	4,022,008
Illinois	—	1,510,929	—	12,395,454
Indiana	(4,032,700)	14,941,019	—	12,268,148
Maryland	(291,684)	—	—	—
Massachusetts	(26,244)	25,283	—	7
Minnesota	—	10,664,873	—	12,502,516
Nebraska	—	370,425	—	342,875
New Jersey	—	—	—	9
New York	—	—	—	450,180
Ohio	—	140	—	503,671
South Carolina	(306,000)	—	—	14,935,702
Tennessee	—	5,331,422	—	2,933,700
Texas	(2,211,489)	25,754,626	—	15,520,288
Virginia	(97,317)	25	—	24
Wisconsin	—	20	—	20

Total Assets	$(7,232,300)	$59,678,221	$—	$87,386,547

a. Included in net investment income.

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at July 31, 2014:

82      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

2. Securities Valuation (Continued)

Change in unrealized appreciation/ depreciation
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arizona	$(28,542)
Arkansas	158,340
California	(17,530)
Colorado	(668,720)
Florida	395,908
Illinois	384,201
Indiana	1,312,129
Massachusetts	19,111
Minnesota	1,837,643
Nebraska	(27,550)
New Jersey	(8,288)
New York	1,080
Ohio	503,531
South Carolina	1,763,797
Tennessee	(2,397,722)
Texas	(10,234,338)
Virginia	98,205
Wisconsin	—
Total Assets	$(6,908,745)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of July 31, 2014:

	Value as of July 31, 2014	Valuation Technique	Unobservable input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arizona	$1,033,367	Broker quotes	N/A	N/A	N/A) (a)
Arkansas	3,825,389	Pricing Service	N/A	N/A	N/A (a)
California	20	Pricing Service	N/A	N/A	N/A (a)
Colorado	6,653,169	Pricing Service	N/A	N/A	N/A (a)
Florida	4,022,008	Pricing Service	N/A	N/A	N/A (a)
Illinois	12,395,454	Pricing Service	N/A	N/A	N/A (a)
Indiana	12,268,148	Pricing Service	N/A	N/A	N/A (a)
Massachusetts	7	Pricing Service	N/A	N/A	N/A (a)
Minnesota	12,502,516	Pricing Service	N/A	N/A	N/A (a)
Nebraska	342,875	Pricing Service	N/A	N/A	N/A (a)
New Jersey	9	Pricing Service	N/A	N/A	N/A (a)
New York	450,180	Discount to expected distribution	Discount rate	N/A	20% (b)

83       OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS     Continued

2. Securities Valuation (Continued)

	Value as of July 31, 2014	Valuation Technique	Unobservable input	Range of Unobservable Inputs	Unobservable Input Used
Municipal Bonds and Notes (Continued)
Ohio	$503,671	Pricing Service	N/A	N/A	N/A (a)
South Carolina	14,935,702	Pricing Service	N/A	N/A	N/A (a)
Tennessee	2,933,700	Pricing Service	N/A	N/A	N/A (a)
Texas	15,520,288	Pricing Service	N/A	N/A	N/A (a)
Virginia	24	Pricing Service	N/A	N/A	N/A (a)
Wisconsin	20	Pricing Service	N/A	N/A	N/A (a)

Total	$87,386,547

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service which such inputs are unobservable. The Manager periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

(b) The Fund fair values certain municipals bonds using a discount to reflect uncertainty of timing and amount of future distribution. A significant decrease (increase) to the discount rate will result in a significant increase (decrease) to the fair value of the investment.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares	Amount

Class A
Sold	137,102,282	$933,950,926	158,362,981	$1,193,773,893
Dividends and/or distributions reinvested	30,093,455	205,951,112	30,028,082	225,548,058
Redeemed	(239,441,124)	(1,630,450,733)	(246,026,872)	(1,842,623,967)

Net decrease	(72,245,387)	$(490,548,695)	(57,635,809)	$(423,302,016)

Class B
Sold	484,637	$3,287,365	270,430	$2,053,861
Dividends and/or distributions reinvested	705,140	4,839,098	850,774	6,419,272
Redeemed	(5,810,952)	(39,878,030)	(6,917,328)	(52,365,898)

Net decrease	(4,621,175)	$(31,751,567)	(5,796,124)	$(43,892,765)

Class C
Sold	35,469,141	$241,146,185	42,777,217	$323,836,241
Dividends and/or distributions reinvested	9,923,437	67,687,442	9,983,606	74,731,787
Redeemed	(71,505,039)	(483,203,243)	(65,086,833)	(483,626,407)

Net decrease	(26,112,461)	$(174,369,616)	(12,326,010)	$(85,058,379)

84      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

3. Shares of Beneficial Interest (Continued)

	Year Ended July 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares	Amount

Class Y
Sold	60,336,987	$411,211,484	44,723,380	$336,847,459
Dividends and/or distributions reinvested	4,169,746	28,544,554	3,815,851	28,624,462
Redeemed	(52,993,918)	(358,803,969)	(48,704,090)	(362,103,742)

Net increase (decrease)	11,512,815	$80,952,069	(164,859)	$3,368,179

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2014 were as follows:

	Purchases	Sales
Investment securities	$1,011,716,995	$2,035,823,637

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $10 billion	0.35
Over $11 billion	0.34

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a

85      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS     Continued

5. Fees and Other Transactions with Affiliates (Continued)

percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.15% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred Sales	Deferred Sales	Deferred Sales
	Sales Charges	Charges	Charges	Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor
July 31, 2014	$757,005	$233,964	$258,518	$181,578

86      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the year ended July 31, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class A	$1,541
Class B	239
Class C	1,146

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Restricted Securities

As of July 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

7. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to

87      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS     Continued

7. Borrowings (Continued)

holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1594% as of July 31, 2014). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 31, 2014 equal 0.07% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of July 31, 2014, the Fund had borrowings outstanding at an interest rate of 0.1594%.

Details of the borrowings for the year ended July 31, 2014 are as follows:

Average Daily Loan Balance	$36,833,973
Average Daily Interest Rate	0.159%
Fees Paid	$3,282,813
Interest Paid	$66,188

8. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits

88      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

8. Reverse Repurchase Agreements (Continued)

aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended July 31, 2014 are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the year ended July 31, 2014.

Details of reverse repurchase agreement transactions for the year ended July 31, 2014 are as follows:

Fees Paid	$ 1,521,804

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds – including the Fund – advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those

89      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS     Continued

9. Pending Litigation (Continued)

suits. On March 5, 2014, the parties – including the Fund – in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

90      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Multi-State Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester High Yield Municipal Fund, formerly Oppenheimer Rochester National Municipals, (a separate series of Oppenheimer Multi-State Municipal Trust) including the statement of investments, as of July 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester High Yield Municipal Fund as of July 31, 2014, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 19, 2014

91      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION        Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

None of the dividends paid by the Fund during the fiscal year ended July 31, 2014 are eligible for the corporate dividend-received deduction. 98% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

92      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS         Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

93      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006- June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-

94      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

David K. Downes, Continued	1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 52 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

95      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

TRUSTEES AND OFFICERS    Unaudited / Continued

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become

96      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Joanne Pace, Continued	familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Joseph M. Wikler, Trustee (since 2005) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013), President and Principal Executive Officer (since 2009) Year of Birth: 1958	Chairman of the Sub-Adviser (since July 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-

97      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

TRUSTEES AND OFFICERS    Unaudited / Continued

William F. Glavin, Jr., Continued	March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a brokerdealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire, Stein and Gabinet, Mss. Nasta and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999- November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2003-December 2005). Corporate Attorney for Southern Resource Group (June 1999-December 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

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Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) and Senior Portfolio Manager (since 2008) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. And OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS    Unaudited / Continued

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

100      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL

FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2014 OppenheimerFunds, Inc. All rights reserved.

101      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

102      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

103      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0795.001.0714 September 17, 2014

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $141,700 in fiscal 2014 and $139,000 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $7,500 in fiscal 2014 and $7,500 in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $727,131 in fiscal 2014 and $611,580 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, internal audit training, Surprise Exam, reorganization, and system conversion testing

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $202,044 in fiscal 2014 and $443,073 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $936,675 in fiscal 2014 and $1,062,153 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Multi-State Municipal Trust

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	9/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	9/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	9/10/2014